                                                                    Exhibit 10.1

                                CREDIT, GUARANTY

                                       AND

                               SECURITY AGREEMENT

                                      AMONG

                         PNC BANK, NATIONAL ASSOCIATION
                  (AS ADMINISTRATIVE AGENT AND LEAD ARRANGER),

                         GE CAPITAL PUBLIC FINANCE, INC.
                            (AS DOCUMENTATION AGENT),
                   CERTAIN FINANCIAL INSTITUTIONS PARTY HERETO
                                  (AS LENDERS),

                     EVERGREEN INTERNATIONAL AVIATION, INC.
                                 (AS BORROWER),

                            EVERGREEN HOLDINGS, INC.
                              (AS PARENT COMPANY),

                             CERTAIN RELATED TRUSTS

                                       AND

                           CERTAIN OF THE SUBSIDIARIES
                         OF BORROWER AND PARENT COMPANY

                                  May 16, 2003

                                TABLE OF CONTENTS

                                                                            Page

I.    DEFINITIONS..............................................................1

      1.1    Accounting Terms..................................................1

      1.2    General Terms.....................................................1

      1.3    Uniform Commercial Code Terms....................................22

      1.4    Certain Matters of Construction..................................22

II.   ADVANCES, PAYMENTS......................................................22

      2.1    (a)Revolving Advances............................................22

             (b)Discretionary Rights..........................................23

      2.2    Equipment Availability Sublimit..................................23

      2.3    Procedures for Borrowing.........................................23

      2.4    Disbursement of Advance Proceeds.................................24

      2.5    Maximum Advances.................................................25

      2.6    Repayment of Advances............................................25

      2.7    Repayment of Excess Advances.....................................25

      2.8    Statement of Account.............................................25

      2.9    Letters of Credit................................................26

      2.10   Issuance of Letters of Credit....................................26

      2.11   Requirements For Issuance of Letters of Credit...................27

      2.12   Additional Payments..............................................28

      2.13   Manner of Borrowing and Payment..................................28

      2.14   Purchase of Replacement Assets...................................29

      2.15   Use of Proceeds..................................................29

      2.16   Defaulting Lender................................................29

      2.17   Borrower as Subsidiaries' Representative.........................30

III.  INTEREST AND FEES.......................................................30

      3.1    Interest.........................................................30

      3.2    Letter of Credit Fees............................................31

      3.3    Facility Fee.....................................................31

      3.4    [intentionally left blank].......................................31

      3.5    Other Expenses...................................................31

      3.6    Computation of Interest and Fees.................................32

      3.7    Maximum Charges..................................................32

      3.8    Increased Costs..................................................32

      3.9    Basis For Determining Interest Rate Inadequate
             or Unfair........................................................32

      3.10   Capital Adequacy.................................................33

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

      3.11   Gross Up for Taxes...............................................33

IV.   COLLATERAL:  GENERAL TERMS..............................................34

      4.1    Security Interest in the Collateral..............................34

      4.2    Perfection of Security Interest..................................35

      4.3    Disposition of Collateral........................................35

      4.4    Assignment of Payments Under Certain U.S. Government
             Contracts and U.S. Government Accounts...........................35

      4.5    Assignment of Payments Under Certain Other
             Government Contracts and Other Government Accounts...............36

      4.6    Additional Remedy for Failure to Assign Payments.................36

      4.7    Preservation of Collateral.......................................37

      4.8    Ownership of Collateral..........................................37

      4.9    Defense of the Agent's and Lenders' Interests....................37

      4.10   Books and Records................................................38

      4.11   Financial Disclosure.............................................38

      4.12   Compliance with Laws.............................................38

      4.13   Inspection of Premises...........................................38

      4.14   Insurance........................................................39

      4.15   Failure to Pay Insurance.........................................39

      4.16   Payment of Taxes.................................................39

      4.17   Payment of Leasehold Obligations.................................40

      4.18   Receivables......................................................40

             (a)   Nature of Receivables......................................40

             (b)   Solvency of Customers......................................40

             (c)   Location of Chief Executive Offices........................40

             (d)   Collection of Receivables..................................40

             (e)   Notification of Assignment of Receivables..................41

             (f)   Power of the Agent to Act on Borrower's Behalf.............41

             (g)   No Liability...............................................41

             (h)   Establishment of Deposit Accounts..........................42

             (i)   Adjustments................................................42

      4.19   Inventory........................................................42

      4.20   Maintenance and Valuation of Equipment...........................42

      4.21   Exculpation of Liability.........................................42

      4.22   Environmental Matters............................................43

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

      4.23   Financing Statements.............................................44

      4.24   Certain Additional Provisions Concerning
             Aircraft-Related Collateral......................................44

V.    REPRESENTATIONS AND WARRANTIES..........................................45

      5.1    Authority........................................................45

      5.2    Formation and Qualification......................................46

      5.3    Survival of Representations and Warranties.......................46

      5.4    Tax Returns......................................................46

      5.5    Financial Statements.............................................46

      5.6    Corporate Name...................................................47

      5.7    O.S.H.A. and Environmental Compliance............................47

      5.8    Solvency; No Litigation, Violation,
             Indebtedness or Default..........................................47

      5.9    Patents, Trademarks, Copyrights and Licenses.....................48

      5.10   Licenses and Permits.............................................49

      5.11   Default of Indebtedness..........................................49

      5.12   No Default.......................................................49

      5.13   No Burdensome Restrictions.......................................49

      5.14   No Labor Disputes................................................49

      5.15   Margin Regulations...............................................49

      5.16   Investment Company Act; Public Utility Holding
             Company Act......................................................49

      5.17   Disclosure.......................................................49

      5.18   Swaps............................................................50

      5.19   Conflicting Agreements...........................................50

      5.20   Application of Certain Laws and Regulations......................50

      5.21   Business and Property of Borrower................................50

      5.22   Section 20 Subsidiaries..........................................50

      5.23   Government Contracts.............................................50

      5.24   No Debarment.....................................................50

      5.25   Assignment of Payments...........................................50

      5.27   Aircraft and Aircraft-Related Collateral.........................50

      5.28   Status As Air Carrier............................................51

VI.   AFFIRMATIVE COVENANTS...................................................52

      6.1    Payment of Fees..................................................52

      6.2    Conduct of Business and Maintenance of Existence
             and Assets.......................................................52

      6.3    Violations.......................................................52

      6.4    Minimum Undrawn Availability.....................................52

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

      6.5    Tangible Net Worth...............................................52

      6.6    Fixed Charge Coverage Ratio......................................53

      6.7    Execution of Supplemental Instruments............................53

      6.8    Payment of Indebtedness..........................................53

      6.9    Standards of Financial Statements................................53

      6.10   Maintenance and Repair Covenant..................................53

      6.11   Citizenship and Regulatory Certificates..........................55

VII.  NEGATIVE COVENANTS......................................................55

      7.1    Merger, Consolidation, Acquisition and Sale of Assets............55

      7.2    Creation of Liens................................................56

      7.3    Guarantees.......................................................56

      7.4    Investments......................................................57

      7.5    Loans............................................................57

      7.6    Capital Expenditures.............................................58

      7.7    Restricted Payments..............................................58

      7.8    Indebtedness.....................................................58

      7.9    Nature of Business...............................................59

      7.10   Transactions with Affiliates.....................................59

      7.11   [intentionally left blank].......................................59

      7.12   Subsidiaries ....................................................59

      7.13   Fiscal Year and Accounting Changes...............................59

      7.14   Pledge of Credit.................................................59

      7.15   Amendment of Articles of Incorporation, By-Laws;
             Senior Second Secured Note Documentation.........................59

      7.16   Compliance with ERISA............................................60

      7.17   Change in Control or Ownership...................................60

VIII. CONDITIONS PRECEDENT....................................................60

      8.1    Conditions to Initial Advances...................................60

             (a)   Note.......................................................60

             (b)   Filings, Registrations and Recordings......................60

             (c)   Corporate Proceedings of Borrower..........................60

             (d)   Incumbency Certificates of Borrower........................61

             (e)   Corporate Proceedings of each Guarantor....................61

             (f)   Incumbency Certificates of each Guarantor..................61

             (g)   Certificates...............................................61

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

             (h)   Good Standing Certificates.................................61

             (i)   Legal Opinion..............................................61

             (j)   No Litigation..............................................61

             (k)   Financial Condition Certificates...........................61

             (l)   Collateral Examination.....................................62

             (m)   Financial Statements.......................................62

             (n)   Fees.......................................................62

             (o)   Pro Forma Financial Statements.............................62

             (p)   Senior Second Secured Notes ...............................62

             (q)   Insurance..................................................62

             (r)   Payment Instructions.......................................62

             (s)   Blocked Accounts...........................................62

             (t)   Consents...................................................62

             (u)   No Adverse Material Effect.................................63

             (v)   Leasehold Agreements.......................................63

             (w)   Other Documents............................................63

             (x)   Contract Review............................................63

             (y)   Government Contracts.......................................63

             (z)   Closing Certificate........................................63

             (aa)  Formula Amount.............................................63

             (bb)  Undrawn Availability.......................................63

             (cc)  Title Search with respect to Aircraft and
                   Aircraft-Related Collateral................................63

             (dd)  Subsidiary Stock Certificates..............................63

             (ee)  Intercompany Notes.........................................64

             (ff)  Environmental Matters......................................64

             (mm)  Other......................................................64

      8.2    Conditions to Each Advance.......................................64

             (a)   Representations and Warranties.............................64

             (b)   No Default.................................................64

             (c)   Maximum Advances...........................................65

IX.   INFORMATION AS TO CREDIT PARTIES........................................65

      9.1    Disclosure of Material Matters...................................65

      9.2    Schedules........................................................65

      9.3    [intentionally left blank].......................................65

      9.4    Litigation.......................................................65

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

      9.5    Material Occurrences.............................................65

      9.6    Annual Financial Statements......................................66

      9.7    Quarterly Financial Statements...................................66

      9.8    Monthly Financial Statements.....................................66

      9.9    Other Reports....................................................67

      9.10   Additional Information...........................................67

      9.11   Projected Operating Budget.......................................67

      9.12   Variances From Operating Budget..................................67

      9.13   Notice of Suits, Adverse Events..................................67

      9.14   ERISA Notices and Requests.......................................67

      9.15   Additional Documents.............................................68

X.    EVENTS OF DEFAULT.......................................................68

XI.   LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT..............................71

      11.1   Rights and Remedies..............................................71

      11.2   The Agent's Discretion...........................................71

      11.3   Set-Off..........................................................72

      11.4   Rights and Remedies not Exclusive................................72

      11.5   Allocation of Payments After Event of Default....................72

XII.  WAIVERS AND JUDICIAL PROCEEDINGS........................................73

      12.1   Waiver of Notice.................................................73

      12.2   Delay............................................................73

      12.3   Jury Waiver......................................................73

XIII. EFFECTIVE DATE AND TERMINATION..........................................73

      13.1   Term.............................................................73

      13.2   Termination......................................................73

      13.3   Release..........................................................74

XIV.  GUARANTY................................................................74

      14.1   Guaranty.........................................................74

      14.2   Guarantors' Obligations Unconditional............................74

      14.3   Subordination....................................................76

             A.  Subordination to Senior Obligations..........................76

             B.  Payment Over of Proceeds Upon Bankruptcy.....................76

             C.  Payments to be Held in Trust.................................77

             D.  Waiver.......................................................77

             E.  Legend.......................................................77

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

             F.  No Disposition...............................................77

      14.4   Waiver of Subrogation............................................77

      14.5   Fraudulent Transfer Limitation...................................78

      14.6   Contribution Among Guarantors....................................78

      14.7   Future Guarantors................................................78

      14.8   Joint and Several Obligation.....................................78

      14.9   No Waiver........................................................79

      14.10  Representations and Warranties...................................79

XV.   REGARDING THE AGENT.....................................................79

      15.1   Appointment......................................................79

      15.2   Nature of Duties.................................................79

      15.3   Lack of Reliance on the Agent and Resignation....................79

      15.4   Certain Rights of the Agent......................................80

      15.5   Reliance.........................................................80

      15.6   Notice of Default................................................80

      15.7   Indemnification..................................................80

      15.8   The Agent in its Individual Capacity.............................81

      15.9   Delivery of Documents............................................81

      15.10  Credit Parties' Undertaking to the Agent.........................81

      15.11  The Documentation Agent..........................................81

XVI.  MISCELLANEOUS...........................................................81

      16.1   Governing Law....................................................81

      16.2   Entire Understanding.............................................82

      16.3   Successors and Assigns; Participations; New Lenders..............84

      16.4   Changes of Terms to Facilitate Syndication.......................85

      16.5   Application of Payments..........................................85

      16.6   Indemnity........................................................85

      16.7   Notice...........................................................85

      16.8   Survival.........................................................87

      16.9   Severability.....................................................87

      16.10  Expenses.........................................................87

      16.11  Injunctive Relief................................................87

      16.12  Consequential Damages............................................87

      16.13  Captions.........................................................87

      16.14  Counterparts; Facsimile Signatures...............................87

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

      16.15  Construction.....................................................88

      16.16  Confidentiality; Sharing Information.............................88

      16.17  Publicity........................................................88

      16.18  Liability of Wilmington Trust....................................88

                                CREDIT, GUARANTY
                                       AND
                               SECURITY AGREEMENT
                               ------------------

     THIS CREDIT, GUARANTY AND SECURITY AGREEMENT, dated as of May 16, 2003 (the "Agreement"), is entered into by and among EVERGREEN INTERNATIONAL AVIATION, INC., an Oregon corporation ("Borrower"), various Subsidiaries (direct and indirect) of Borrower whose names appear on the signature pages to this Agreement or who may hereafter become parties hereto by executing and delivering an Instrument of Joinder (the "Subsidiary Parties"), a trust created pursuant to that certain Trust Agreement dated as of May 1, 1997, by and between Boomer Air, Inc., a Delaware corporation, as owner participant, and First Security Bank, National Association, a national banking association (predecessor in interest to Wells Fargo Bank Northwest, N. A.), not in its individual capacity, but as owner trustee (the "Evergreen Aircraft Trust"), EVERGREEN HOLDINGS, INC., an Oregon corporation ("Parent Company"), a Delaware common law trust created pursuant to that certain Trust Agreement, dated as of February 25, 1986, as amended and restated pursuant to the Amended and Restated Trust Agreement, dated as of August 31, 1987, as amended on August 31, 1988, and as amended and restated pursuant to the Second Amended and Restated Trust Agreement, dated as of September 29, 1995, as amended as of May 8, 2003, among the Borrower (an assignee of the Parent Company) as successor to 747, Inc. and King, Christian Inc. and Delford M. Smith, as Beneficiaries, and Wilmington Trust Company, not in its individual capacity, but solely as owner trustee (the "1986 Trust"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") PNC BANK, NATIONAL ASSOCIATION ("PNC"), as the Administrative Agent for Lenders and Lead Arranger (PNC, in such capacity, the "Agent"), and GE CAPITAL PUBLIC FINANCE, INC, as the Documentation Agent (in such capacity, the "Documentation Agent"). The Borrower, the Subsidiary Parties and the Evergreen Aircraft Trust are sometimes referred to collectively as the "Credit Parties" and individually as a "Credit Party". The Subsidiary Parties, the Parent Company, the Evergreen Aircraft Trust and the 1986 Trust are sometimes referred to as the "Guarantors" and individually as a "Guarantor".

     IN CONSIDERATION of the mutual covenants and undertakings herein contained, the Credit Parties, Guarantors, Lenders and the Agent hereby agree as follows.

I.   DEFINITIONS.

     1.1 Accounting Terms. As used in this Agreement, the Other Documents or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP. Without limiting the generality of the foregoing, all references to accounting terms and to financial statements shall be deemed to refer to consolidated financial statements if required by GAAP.

     1.2 General Terms. For purposes of this Agreement the following terms shall have the following meanings:

           "Accountants" shall have the meaning set forth in Section 9.6 hereof.

           "Adjusted Maximum Amount" shall have the meaning set forth in Section 14.6(c) hereof.

           "Advance Rates" shall have the meaning set forth in Section 2.1(a) hereof.

           "Advances" shall mean and include the Revolving Advances and Letters of Credit.

           "Aeronautics Authority" means each Person who shall from time to time be vested with the control and supervision of, or have jurisdiction over, the registration, airworthiness, operation or other matters relating to civil aviation in the applicable jurisdiction.

           "Affiliate" of any Person shall mean (a) any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person,
(ii) of any Subsidiary of such Person or (iii) of any Person described in clause
(a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote five percent (5%) or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

           "Agent" shall have the meaning set forth in the preamble to this Agreement and shall include its successors and assigns.

           "Aggregate Payments" shall have the meaning set forth in Section 14.6(d) hereof.

           "Agreement" shall have the meaning set forth in the preamble hereto.

           "Aircraft" shall mean any aircraft as defined in the Federal Aviation Act, 49 U.S.C. Section 40102(a)(6), including the Airframes and any Engines or Propellers currently installed thereon, together with any and all Parts and Spare Parts from time to time incorporated or installed in or attached to any of such Aircraft or required to be subject to the lien of this Agreement or any other agreement entered into in connection herewith, and all improvements, additions, and appurtenances thereto, substitutions thereof and replacements thereto, whether now or hereafter attached thereto or installed thereon.

           "Aircraft-Related Collateral" shall mean any Aircraft, Airframe, Engine, Spare Part or Propeller.

           "Airframe" shall mean each of those certain airframes identified on
Schedule 4.8(a).

           "Applicable Law" shall mean all laws, rules and regulations applicable to the Person, conduct, transaction, covenant, Other Documents or contract in question, including all applicable common law, all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations and orders of any Governmental Body, and all orders, judgments and decrees of all courts and arbitrators.

           "Applicable Jurisdiction" means the jurisdiction of incorporation or organization of the applicable Person or such other jurisdiction the Uniform Commercial Code or other law of which governs the perfection, the effect of perfection or nonperfection or priority of a lien or security interest hereunder.

           "Assignment" means a direct assignment of payments or claims under U.
S. Government Contracts, pursuant to and in compliance with the Assignment of Claims Act.

           "Assignment of Claims Act" means Title 31, United States Code Section 3727, and Title 41, United States Code Section 15, as revised or amended, and any rules or regulations issued pursuant thereto, and also shall be deemed to include any other laws, rules or regulations governing the assignment of payments under U. S. Government Contracts or claims against the U.S. Government or agency thereof.

           "Authority" shall have the meaning set forth in Section 4.22(c) hereof.

           "Base Rate" shall mean the base commercial lending rate of PNC as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. This rate of interest is determined from time to time by PNC as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by PNC to any particular class or category of customers of PNC.

           "Benefited Lender" shall have the meaning set forth in Section 2.13(d) hereof.

           "Blocked Account" shall have the meaning set forth in Section 4.18(h) hereof.

           "Blocked Account Agreement" shall have the meaning set forth in
Section 4.18(h) hereof.

           "Borrower" shall have the meaning set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Person.

           "Borrower's Account" shall have the meaning set forth in Section 2.8 hereof.

           "Business Day" shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in New York, New York and, if the applicable Business Day relates to any Eurodollar Rate Loans, such day must also be a day on which dealings are carried on in the London interbank market.

           "Capital Expenditures" shall mean expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations, which, in accordance with GAAP, would be classified as capital expenditures.

           "Capitalized Lease Obligation" shall mean any Indebtedness of a Person represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

           "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections9601 et seq.

           "Change of Control" shall mean (a) the occurrence of any event which results in a transfer of control of Borrower or Parent Company (including without limitation the death of Owner) to persons other than Existing Stockholders or Permitted Transferees; provided, however, that in the case of a transfer of control to one or more Permitted Transferees, a Change of Control shall be deemed to have occurred if a Change in Management of Borrower or Parent Company shall occur, or (b) any merger or consolidation of or with Borrower or Parent Company or the sale of all or substantially all of the property or assets of Borrower or Parent Company. For purposes of this definition, "control of Borrower" shall mean the power, direct or indirect (x) to vote more than twenty-four percent (24%) or more of the securities having ordinary voting power for the election of directors of Borrower or Parent Company or (y) to direct or cause the direction of the management and policies of Borrower or Parent Company by contract or otherwise. For purposes of Parent Company, change of control shall mean the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of shares representing more than twenty-four percent (24%) of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Parent Company.

           "Change of Ownership" shall mean, for purposes of Borrower or Parent Company, (a) more than twenty-four percent (24%) of the common stock of Borrower or Parent Company is no longer owned or controlled by (including for the purposes of the calculation of percentage ownership, any shares of common stock into which any capital stock of Parent Company held by the Existing Stockholders or into which any capital stock of Borrower held by Parent Company is convertible or for which any such shares of the capital stock of Borrower or of any other Person may be exchanged and any shares of common stock issuable to the Existing Stockholders upon exercise of any warrants, options or similar rights which may at the time of calculation be held by the Existing Stockholders), in the case of Parent Company, the Existing Stockholders or Permitted Transferees, and, in the case of Borrower, Parent Company or Permitted Transferees provided, however, that in the case of ownership or control of more than twenty-four percent of such stock by one or more Permitted Transferees, a Change in Ownership shall be deemed to have occurred if a Change in Management of Borrower or Parent Company shall occur or (b) any merger, consolidation or sale of substantially all of the property or assets of Borrower.

           "Change in Management" shall mean, with respect to either Parent Company or the Borrower, that any of the following shall occur (i) Owner shall cease to be the Chief Executive Officer of such Person; (ii) the person appointed and acting, on the Closing Date as the Chief Financial Officer of such Person shall cease to act in such capacity or (iii) any two or more of the following persons: Tony Bauckham; Brian Bauer; John Irwin; and Tim Wahlberg, shall cease to act in such capacity with respect to such Person; or, the Agent shall be reasonably satisfied within 90 days of such transfer with the individuals acting in such capacities following such transfer.

           "Charges" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the Pension Benefit Guaranty Corporation or any environmental agency or superfund), upon the Collateral, any Credit Party or Guarantor or any of their respective Affiliates.

           "Chattel Paper" shall mean, as to any Person, such person's chattel paper as such term is defined in the UCC and shall include, without limitation, all writings owned or held by such person which evidence both a monetary obligation and a security interest in or a lease of specific goods.

           "Closing Date" shall mean May 16, 2003 or such other date as may be agreed to by the parties hereto.

           "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

           "Collateral", with respect to any Person, shall mean and include:

                (a) all Receivables (including, in the case of Borrower, all Intercompany Notes);

                (b)   all Equipment;

                (c) all General Intangibles (including without limitation, all Intellectual Property Collateral);

                (d)   all Inventory;

                (e)   all Subsidiary Stock;

                (f)   all Deposit Accounts;

                (g)   all Investment Property;

                (h)   all Instruments;

                (i)   all Chattel Paper;

                (j)   all Documents

                (k)   all Airframes;

                (l)   all Engines;

                (m) all Parts, whether or not located at a Designated Location or other location;

                (n)   all Spare Parts located at a Designated Location;

                (o)   all Propellers;

                (p)   all of such Person's right, title and interest in and to
(i) its respective goods including, but not limited to, all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of such Person's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to such Person from any Customer relating to the Receivables; (iv) warranty claims and similar rights relating to any goods securing this Agreement; (v) all of such Person's contract rights, rights of payment which have been earned under a contract right, instruments (including promissory notes), documents, chattel paper (including electronic chattel paper), warehouse receipts, deposit accounts, letters of credit, letter of credit rights, supporting obligations, and money; (vi) all commercial tort claims (whether now existing or hereafter arising) including without limitation such commercial tort claims as are described on Schedule 1(k) hereto; (vii) if and when obtained by such Person, all goods, accounts, general intangibles, instruments, documents, chattel paper or investment property of third parties in which such Person has been granted a lien or security interest as security for the payment or enforcement of Receivables; (viii) all leases, rental agreements, charter agreements, chattel paper or other agreements respecting any Airframes, Engines, Parts and Propellers, including without limitation such Person's right to receive, either directly or indirectly, from any Person, any accounts, rents or other payments due under such agreements and such Person's rights under any warranties, relating to any Airframes, Engines, Spare Parts and Propellers; (ix) all of such Person's rights (but not its obligations) under any lease described on Schedule 4.8(a); and (x) any other goods, accounts, general intangibles, instruments, documents, chattel paper or investment property now owned or hereafter acquired in which such Person has expressly granted a security interest;

                (q) all of such Person's ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by such Person or in which it has an interest), computer programs, tapes, disks and documents relating to the items referred to in any of the foregoing clauses (a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k),
(l), (m), (n), (o) and (p) including, without limitation, aircraft logs, flight records, maintenance records and records, manuals and documents relating to any Airframe, Engine, Parts or Propellers and any general intangibles relating to or arising out of the foregoing; and

                (r) all proceeds and products of the items referred to in any of the foregoing clauses (a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k),
(l), (m), (n), (o), (p) and (q) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

           "Collateral Exclusions" shall mean such items of Equipment as are set forth on Schedule 1.2(b) hereto.

           "Commitment Percentage" of any Lender shall mean the percentage set forth below such Lender's name on the signature page hereof as same may be adjusted upon any assignment by a Lender pursuant to Section 16.3 hereof.

           "Commitment Transfer Supplement" shall mean a document in the form of
Exhibit 16.3 hereto, properly completed and otherwise in form and substance acceptable to the Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of Lenders to make Advances under this Agreement.

           "Consents" shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties, domestic or foreign, necessary to carry on Borrower's business, including, without limitation, any Consents required under all applicable federal, state or other applicable law.

           "Controlled Group" shall mean, with respect to any Person, all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with such Person, are treated as a single employer under Section 414 of the Code.

           "Credit Parties" and "Credit Party" shall have the respective meanings set forth in the preamble to this Agreement.

           "Current Valuation" shall mean a written appraisal or other valuation prepared by an independent third-party appraiser selected by Agent and acceptable to the Lenders in their sole discretion.

           "Customer" shall mean and include the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with a Person, pursuant to which such Person is to deliver any personal property or perform any services.

           "Customs" shall have the meaning set forth in Section 2.11(c) hereof.

           "Default" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

           "Default Rate" shall have the meaning set forth in Section 3.1 hereof.

           "Defaulting Lender" shall have the meaning set forth in Section 2.16(a) hereof.

           "Deposit Account" shall mean any demand, time, savings, passbook or like account (whether general, special or otherwise) of a Credit Party maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the Uniform Commercial Code as in effect in the Applicable Jurisdiction, and all sums now or hereafter on deposit therein or payable thereon, and all other personal property and interests in personal property of such Credit Party now held by such organization, and all dividends and distributions on or other rights in connection with such property, whether now owned or existing or hereafter created, acquired or arising.

           "Designated Lender" shall have the meaning set forth in Section 16.2(b) hereof.

           "Designated Location" shall mean the location of any Spare Part which is set forth on Schedule 4.24, as amended by any Supplement.

           "Document" shall mean, as to a Person, any document as such term is defined in the UCC, and shall include, without limitation, any bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of Inventory owned or held by such Person, together with any other document or receipt which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

           "Documentation Agent" shall have the meaning set forth in the Preamble.

           "Dollar" and the sign "$" shall mean lawful money of the United States of America.

           "Domestic Rate" shall mean the Base Rate plus the Domestic Rate
Margin.

           "Domestic Rate Loan" shall mean an Advance at any time that bears interest at the Domestic Rate.

           "Domestic Rate Margin" shall mean one percentage point (1.00%).

           "Earnings Before Interest and Taxes" shall mean for any period the sum of (i) net income (or loss) of Parent Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (excluding extraordinary gains and losses), plus (ii) all consolidated interest expense of Parent Company and its Subsidiaries for such period, plus (iii) all charges against income of Borrower for such period for federal, state and local taxes; provided, however, that in the event in any fiscal year (i) the combined revenues of the Excluded Subsidiaries exceed $12,500,000 or (ii) the EBITDA of the Excluded Subsidiaries, determined on a combined basis, exceeds $5,000,000, then the net income (or loss), interest expense and charges against income for taxes of the Excluded Subsidiaries shall be deducted from the calculation of Earnings Before Interest and Taxes.

           "Eastern Time" shall have the meaning set forth in Section 2.3(a) hereof.

           "EBITDA" shall mean for any period the sum of (i) Earnings Before Interest and Taxes for such period plus (ii) depreciation expenses for such period, plus (iii) amortization expenses for such period plus (iv) for the year ending February 28, 2004, the aggregate amount of amortization or writeoff of debt discount and debt issuance charges (including without limitation charges relating to any premium or penalty for redemption, prepaying or retiring and indebtedness prior to the stated maturity thereof) associated with Indebtedness (including the Revolving Advances); plus (v) letter of credit fees accrued during such period and (vi) charges in accordance with GAAP relating to the impairment of assets provided, however, that in the event in any fiscal year (i) the combined revenues of the Excluded Subsidiaries exceed $12,500,000 or (ii) the EBITDA of the Excluded Subsidiaries, determined on a combined basis, exceeds $5,000,000, then the values described in clauses (ii), (iii), (iv), (v) and (vi) for the Excluded Subsidiaries shall be deducted from such calculation.

           "Eligible Equipment" shall mean (i) Equipment which is either (A) Small Fixed-Wing Aircraft or Rotary Wing Aircraft or Spare Parts or (B) Equipment comprised of ground handling machinery and equipment owned by Evergreen Aviation Ground Logistics Enterprises, Inc. or Evergreen Air Centers, Inc. and (ii) which is covered by a Current Valuation less applicable reserves determined by the Agent in its sole discretion based on its reasonable business judgment, based on such considerations as the Agent may from time to time deem appropriate including, without limitation, whether the Equipment is subject to a perfected, first priority security interest in favor of the Agent and whether the Equipment conforms to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such Equipment. Equipment consisting of Spare Parts, if any, shall be required to be located at a Designated Location in order to be considered Eligible Equipment. No Equipment owned by an Excluded Subsidiary shall be considered Eligible Equipment.

           "Eligible Inventory" shall mean and include Inventory (including Inventory consisting of Small Fixed-Wing Aircraft and Rotary Wing Aircraft, Propellers, Parts and Spare Parts), as to which a Current Valuation is in effect, valued at the Net Orderly Liquidation Value thereof, less applicable reserves determined by the Agent in its sole discretion based on its reasonable business judgment, based on such considerations as the Agent may from time to time deem appropriate including, without limitation, whether the Inventory is subject to a perfected, first priority security interest in favor of the Agent and whether the Inventory conforms to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof. Eligible Inventory shall include all Inventory in-transit for which title has passed to Borrower, which is insured to the full value thereof and for which the Agent shall have in its possession (a) all negotiable bills of lading properly endorsed and (b) all non-negotiable bills of lading issued in the Agent's name. Notwithstanding anything to the contrary herein, Inventory (i) owned by an Excluded Subsidiary or (ii) which constitutes Aircraft (other than Small Fixed-Wing Aircraft or Rotary Wing Aircraft) or (iii) which constitutes Spare Parts located at a location other than a Designated Location shall not be considered Eligible Inventory. For clarification and avoidance of doubt, no items included as Eligible Equipment shall be considered Eligible Inventory.

           "Eligible Receivables" shall mean and include with respect to each Credit Party, each Receivable of such Credit Party arising in the ordinary course of such Credit Party's business and which the Agent, in its sole discretion based on its reasonable business judgment, shall deem to be an Eligible Receivable, based on such considerations as the Agent may from time to time deem appropriate. A Receivable shall not be deemed eligible unless such Receivable is subject to the Agent's first priority perfected security interest and no other Lien (other than Permitted Encumbrances), and is evidenced by an invoice or other documentary evidence acceptable to the Agent in its sole discretion based on its reasonable business judgment. In addition, no Receivable shall be an Eligible Receivable if:

                (a) it arises out of a sale made by a Credit Party to an Affiliate of a Credit Party or to a Person controlled by an Affiliate of a Credit Party;

                (b) it is due or unpaid more than ninety (90) days after the original invoice date;

                (c) fifty percent (50%) or more of the Receivables (or such lesser percentage as is specifically set forth herein) from such Customer are not deemed Eligible Receivables hereunder. Such percentage may, in the Agent's sole discretion based on its reasonable business judgment, be increased or decreased from time to time;

                (d) any covenant, representation or warranty contained in this Agreement with respect to such Receivable has been breached in any material respect;

                (e) the Customer shall (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors,
(iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws, or
(viii) take any action for the purpose of effecting any of the foregoing;

                (f) the sale is to a Customer outside the continental United States of America, unless either (i) the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to the Agent in its sole discretion based on its reasonable business judgment or (ii) such sale satisfies all of the following characteristics: (A) to an airline Customer the principal executive office of which is located in Western Europe or Asia; (B) the total amount of Receivables from all such approved customers is not in excess of $2,000,000 at any time; (C) no more than twenty percent (20%) of the Receivables from such Customer are not deemed Eligible Receivables hereunder; and (D) such sale is approved by the Agent in its sole discretion;

                (g) the sale to the Customer is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

                (h) the Agent believes, in its sole discretion based on its reasonable business judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer's financial inability to pay;

                (i) the Customer is the U.S. Government, unless at the Agent's option, the Borrower (i) has made and the U.S. Government has acknowledged an Assignment of all payments due or to become due under the U.S. Government Contract giving rise to the Receivable; Borrower assigns its right to payment of such Receivable to the Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C. Sub-Section 15 et seq.) or has otherwise complied with other applicable statutes or ordinances and
(ii) has received a written Set-Off Waiver acceptable to the Agent in its sole discretion based on its reasonable business judgment; provided, however, that, during the 90-day period immediately following the Closing Date, a Receivable that would be an Eligible Receivable but for the provisions of clause (i) of this subparagraph (i) shall not be deemed to be ineligible solely as a result of such clause (i) as a result of the absence of the acknowledgment of the U.S. Government of an Assignment with respect to such Receivable, provided Borrower is using its best efforts to seek such acknowledgment; and provided, further, that, during the 90-day period immediately following the Closing Date, a Receivable as to which the Customer is the United States Department of Defense and the applicable Credit Party obligee is Evergreen Helicopters, Inc. or a Subsidiary thereof, that would be an Eligible Receivable but for the provisions of clause (ii) of this subparagraph (i) solely as a result of the absence of a Set-Off Waiver with respect thereto shall not be deemed to be ineligible during such 90-day period provided the Borrower is using its best efforts to seek such Set-Off Waiver; however, the total amount of such Receivables as shall be deemed not to be ineligible under this proviso shall not exceed $750,000;

                (j) the Customer is an Other Government, unless at the Agent's option, the Borrower has taken all necessary action under applicable State Government Contracts Law to permit the transfer or assignment of a lien in such Receivable to the Agent and (ii) has received a written Set-Off Waiver acceptable to the Agent in its sole discretion based on its reasonable business judgment.

                (k) the goods giving rise to such Receivable have not been shipped to the Customer or the services giving rise to such Receivable have not been performed by such Credit Party or the Receivable otherwise does not represent a final sale;

                (l) the Receivables of the Customer (including without limitation the Receivables for the U.S. Air Military Command and the U.S. Postal Service) exceed a credit limit determined by the Agent, in its sole discretion based on its reasonable business judgment, to the extent such Receivables exceed such limit;

                (m) the Receivable is subject to any asserted offset, deduction, defense, dispute, or counterclaim, the Customer is also a creditor or supplier of any Credit Party or the Receivable is contingent in any respect or for any reason, but in each case only to the extent of such offset, deduction, defense, dispute, counterclaim or contingency as determined by the Agent in its sole discretion based on its reasonable business judgment;

                (n) the applicable Credit Party has made any agreement with any Customer for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

                (o) any return, rejection or repossession of the merchandise has occurred or the rendition of services has been disputed;

                (p)   such Receivable is not payable to a Credit Party; or

                (q) U.S. Government Accounts or Other Government Accounts arising under U.S. Government Contracts or Other Government Contracts which contain an express prohibition against assignment of the Borrower's rights to Payment unless such prohibition has been waived in writing by such Government;

                (r) the last payment due on a U.S. Government Account, which such U.S. Government Account arises from a U.S. Government Contract which is a "fixed price contract" (as defined in the Federal Acquisition Regulations) which does not include any provision for progress payments, incentive arrangements or price redetermination;

                (s) the Receivable is owed to, or arises in respect of Inventory owned by, an Excluded Subsidiary.

                (t) such Receivable is not otherwise acceptable to the Agent in its sole discretion based on its reasonable business judgment.

           "Engine" or "Engines" shall mean an "aircraft engine" as defined in the Federal Aviation Act, 49 U.S.C. Section 40102(a)(7), including without limitation each aircraft engine described in Schedule 4.8(a) hereto (or, if any such engine shall be replaced pursuant to this Agreement, then such replacement aircraft engine) (each of which engines has 750 or more rated takeoff horsepower or the equivalent thereof), together with any and all Parts so long as the same shall be either incorporated or installed in or attached to such aircraft engine or required to be subject to the Lien of this Agreement or any other agreement entered into in connection herewith, and all improvements, appurtenances and additions thereto, substitutions thereof and replacements thereto, whether now or hereafter attached thereto or installed thereon. Each such engine shall constitute an "Engine" for all purposes hereof whether or not from time to time installed on an Airframe or on any other airframe or located on the ground.

           "Environmental Complaint" shall have the meaning set forth in Section 4.22(c) hereof.

           "Environmental Laws" shall mean all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the legally binding rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

           "Equipment" of any Person shall mean and include all of such Person's goods (other than Inventory, but including, without limitation, goods consisting of Aircraft, Engines, Propellers and Parts which otherwise constitute Equipment) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto, excluding therefrom, however, the Collateral Exclusions.

           "Equipment Advance Rate" shall have the meaning set forth in Section 2.1(a).

           "Equipment Availability Sublimit" shall have the meaning set forth in
Section 2.2.

           "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder.

           "Eurodollar Rate" shall mean, for any Eurodollar Rate Loan for then current Interest Period relating thereto, (A) the interest rate per annum determined by PNC by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum)
(i) the rate of interest determined by PNC in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Bridge Information Services (formerly known as Dow Jones Markets Service) (or appropriate successor or, if British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by PNC) display page 3750 (or such other display page on the Bridge Information Services system as may replace display page 3750) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Eurodollar Rate Loan and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to
1.00 minus the Reserve Percentage; plus (B) 3.50 percentage points. The Eurodollar Rate may also be expressed by the following formula:

(Average of London interbank offered rates quoted by BBA as shown on Eurodollar Rate =Bridge Information Services display page 3750 or appropriate successor
1.00 - Reserve Percentage) plus 3.50 percentage points.

           "Eurodollar Rate Loan" shall mean an Advance at any time that bears interest based on the Eurodollar Rate.

           "Event of Default" shall have the meaning set forth in Article X hereof.

           "Evergreen Aircraft Trust" shall have the meaning set forth in the preamble.

           "Excess Cash Flow Offer" shall have the meaning set forth in Section
7.7 hereof.

           "Excluded Collateral" shall mean (i) any capital stock of an Excluded Subsidiary and (ii) the Collateral Exclusions.

           "Excluded Subsidiaries" shall mean (i) Evergreen Agricultural Enterprises, Inc., Evergreen Agricultural Products, LLC, Vigna Maria Grazia, LLC, Evergreen Vintage Aircraft, Inc.; (ii) any entity which is Subsidiary on the Closing Date and is not a Significant Subsidiary and (iii) any Subsidiary of such entities.

           "Existing Credit Agreements" means (a) that certain Credit Agreement, dated as of May 7, 1997, as amended and restated as of May 2, 2000, among Borrower, each Subsidiary Borrower named therein, Parent Company, the Lenders named therein and JP Morgan Chase Bank (formerly The Chase Manhattan Bank), as Issuing Bank, Administrative Agent and Collateral Agent and (b) that certain Aircraft Credit Agreement, dated as of May 6, 1997, as amended and restated as of May 2,2000, among First Security Bank, N.A., the Lenders named therein and Chase, as Administrative Agent and Collateral Agent.

           "Existing Stockholders" means (a) Owner including Owner's interests held directly or indirectly through the Delford M. Smith Revocable Trust; (b) Mr. Mark Smith, including such stockholder's interests held directly or indirectly through a trust the trustee of which is Owner and a trust the trustee of which is First Interstate Bank of Oregon; and (c) Ventures Holdings, Inc., provided that all of the capital stock of Ventures Holdings, Inc. is directly or indirectly (including through the Delford M. Smith Revocable Trust) beneficially owned by Owner.

           "FAA" means the Federal Aviation Administration of the United States of America and any successor governmental authority.

           "FAA Application for Registration" means the application for registration of the Aircraft on AC Form 8050-1 (or such other form as may be acceptable to the FAA for recordation with it on the Closing Date).

           "Fair Share" shall have the meaning set forth in Section 14.6(a) hereof.

           "Fair Share Shortfall" shall have the meaning set forth in Section 14.6(b) hereof.

           "Federal Aviation Act" means Subtitle VII of Title 49 of the United States Code, as amended from time to time, and the rules and regulations promulgated thereunder.

           "Federal Funds Effective Rate" shall mean, for any day, the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100/th/ of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the Federal Funds Effective Rate for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

           "Fee Letter" shall mean the fee letter dated May 16, 2003 between Borrower and PNC.

           "Fixed Charge Coverage Ratio" shall mean and include, with respect to any fiscal period, the ratio of: (a) EBITDA minus (i) capitalized expenditures made during such period (excluding Capital Expenditures funded with (a) Indebtedness other than Revolving Advances or (b) the net proceeds of asset sales or net insurance proceeds received, in either case simultaneously with the making of such Capital Expenditures) minus (ii) cash taxes paid during such period, minus (iii) Restricted Payments paid during such period including without limitation any payment made in respect of, and fees relating to, any Excess Cash Flow Offer during such period; to (b) the sum of all Senior Debt Payments during such period; provided, however, that in the event in any fiscal year (i) the combined revenues of the Excluded Subsidiaries exceed $12,500,000 or (ii) the EBITDA of the Excluded Subsidiaries exceeds $5,000,000, then the values described in clauses (ii) and (iii) of clause (a) for the Excluded Subsidiaries shall be deducted from such calculation.

           "Formula Amount" shall have the meaning set forth in Section 2.1(a) hereof.

           "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; provided, however, whenever accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP as applied in preparation of the audited financial statements of Borrower for the fiscal year ended February 28, 2003, as modified by any changes required to be made under GAAP.

           "General Intangibles" of any Person shall mean and include all of such Person's general intangibles, whether now owned or hereafter acquired including without limitation all Intellectual Property Collateral, whether now owned or hereafter acquired including, without limitation, all payment intangibles, all choses in action, causes of action, corporate or other business records, records, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, all claims under guaranties, security interests or other security held by or granted to such Person to secure payment of any of the Receivables by a Customer (other than to the extent covered by Receivables) all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

           "Governmental Body" shall mean any nation or government, any state or other political subdivision thereof or any entity exercising the legislative, judicial, regulatory or administrative functions of or pertaining to a government.

           "Government Account" shall mean a U.S. Government Account or an Other Government Account.

           "Government Contract" shall mean a U.S. Government Contract or an Other Government Contract.

           "Guarantor" is defined in the preamble.

           "Guaranty" shall mean any guaranty of the obligations of Borrower executed by a Guarantor in favor of the Agent for its benefit and for the ratable benefit of Lenders, whether pursuant to Article XIV hereof or otherwise.

           "Hazardous Discharge" shall have the meaning set forth in Section 4.22(c) hereof.

           "Hazardous Substance" shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or Toxic Substances or other regulated materials as defined in or regulated by CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), RCRA, Articles 15 and 27 of the New York State Environmental Conservation Law or any other applicable Environmental Laws and in the regulations adopted pursuant thereto.

           "Hazardous Wastes" shall mean all waste materials subject to regulation as hazardous waste or hazardous materials under CERCLA, RCRA or applicable state law, and any other Environmental Laws.

           "Indebtedness" of a Person at a particular date shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all indebtedness of others secured by any Lien (other than a Lien for taxes not yet due and payable) on property owned or acquired by such Person, whether or not the indebtedness secured thereby has been assumed, (g) all guarantees by such Person of Indebtedness of others, (h) all Capitalized Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit, letters of guaranty, surety bonds or similar instruments; (j) all net payments that such Person would have to make in the event of an early termination, on the date on which Indebtedness is being determined, in respect of outstanding hedging agreements and (k) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances.

           "Instrument", except in the context of an Instrument of Joinder, shall mean any instrument, as such term is defined in the UCC, of a Person, and shall include, without limitation, any draft, check, certificate of deposit, note, bill of exchange, security, or any other writing owned or held by such person which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is transferred in the ordinary course of business by delivery with any necessary endorsement or assignment.

           "Instrument of Joinder" shall mean an Instrument of Joinder substantially in the form of Exhibit 7.12 hereto, pursuant to which a Person becomes a party to this Agreement as a Subsidiary Party.

           "Intellectual Property Collateral" of any Person means and includes such Person's right, title and interest in and to any intellectual property, whether now owned or hereafter acquired in any country, including, without limitation: (i) patents and patent applications; (ii) all common law and registered trademarks, service marks, trade names, domain names, other source of business identifiers, all registrations, pending registrations, applications and recordings thereof, and all of the goodwill connected with the use of and symbolized by the foregoing; (iii) copyrights;
(iv) trade secrets; (v) computer programs and software; (vi) all licenses to the foregoing; and (vii) any and all causes of action which have existed, exist, now or may exist in the future by reason of infringement, dilution, breach or violation of the foregoing or injury to the goodwill associated therewith.

           "Intercompany Note" shall mean a promissory note substantially in the form of Exhibit 2.15 hereto, evidencing Indebtedness owed to the Borrower by any one of the Subsidiary Parties.

           "Interest Period" shall mean the period provided for any Eurodollar Rate Loan pursuant to Section 2.2(b).

           "Inventory" of any Person shall mean and include all of such Person's now owned or hereafter acquired goods, merchandise and other personal property (including without limitation, Aircraft, Engines, Parts and Propellers which otherwise constitute Inventory), whether such goods, merchandise or other personal property is held as inventory for sale to third parties or as replacement or surplus parts relating to Aircraft or other property used by or on behalf of any Credit Party or other Affiliate (whether such goods, merchandise or personal property is, or is not, considered inventory for GAAP purposes), wherever located, to be furnished under any consignment arrangement, contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Person's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

           "Inventory Advance Rate" shall have the meaning set forth in Section 2.1(a)(y)(ii) hereof.

           "Inventory Availability Sublimit" shall mean $35,000,000, subject to the provisions of Section 2.1(b).

           "Investment Property" of any Person shall mean and include all of such Person's now owned or hereafter acquired securities (whether certificated or uncertificated), securities entitlements, securities accounts, commodities contracts and commodities accounts.

           "Issuer" shall mean any Person who issues a Letter of Credit and/or accepts a draft pursuant to the terms hereof.

           "Leasehold Interests" of any Person shall mean all of such Person's right, title and interest in and to any leasehold estate in real property.

           "Lender" and "Lenders" shall have the meaning ascribed to such term in the preamble to this Agreement and shall include each Person which becomes a transferee, successor or assign of any Lender.

           "Lender Default" shall have the meaning set forth in Section 2.16(a) hereof.

           "Letter of Credit Application" shall have the meaning set forth in
Section 2.10(a) hereof.

           "Letter of Credit Fees" shall have the meaning set forth in Section
3.2 hereof.

           "Letters of Credit" shall have the meaning set forth in Section 2.10 hereof.

           "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

           "Material Adverse Effect" shall mean (a) a material adverse effect on the condition, operations, assets, business or prospects of (i) Evergreen International Airlines, Inc; (ii) Evergreen Ground Logistics Enterprises, Inc., or (iii) all Credit Parties taken as a whole, (b) a material impairment of Borrower's ability to pay the Obligations in accordance with the terms thereof,
(c) a material impairment of the value of the Collateral, or the Agent's Liens on the Collateral or the priority of any such Lien or (d) a material impairment of the benefits of the Agent's and each Lender's rights and remedies under this Agreement and the Other Documents.

           "Material Indebtedness" shall mean Indebtedness (other than the Advances) of any one of more Credit Parties in an aggregate principal amount exceeding $1,000,000.

           "Maximum Revolving Advance Amount" shall mean $100,000,000.

           "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Sections 3(37) and 4001(a)(3) of ERISA.

           "Net Cash Proceeds" means the proceeds of any asset sale received by a Credit Party in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or Cash Equivalents and proceeds from the conversion of other property received when converted to cash or Cash Equivalents, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets that are the subject of the asset sale, net of (a) brokerage commissions and other fees and expenses paid to a bona fide third party not an Affiliate or a director, officer or employee of any Credit Party (including without limitation fees and expenses of counsel, investment bankers, accountants and title and recording fees) related to such asset sale; (b) provisions for all taxes paid or payable as a result of such asset sale; (c) payments made to repay Indebtedness or any other obligation outstanding at the time of such asset sale that either (i) is secured by a Lien on the property or assets sold or (ii) is required to be paid by the terms of such asset sale or applicable law and (d) appropriate amounts established as a reserve required by GAAP by such Credit Party against any liabilities associated with such asset sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such asset sale, all as determined in conformity with GAAP.

           "Net Orderly Liquidation Value" shall mean, with respect to Eligible Inventory or Eligible Equipment, the value thereof as determined by the most recent Current Valuation.

           "Net Worth" at a particular date, shall mean all amounts which would be included under shareholders' equity on a consolidated balance sheet of Borrower determined in accordance with GAAP as at such date.

           "1986 Trust" shall have the meaning set forth in the preamble.

           "Non-Defaulting Lenders" shall have the meaning set forth in Section 2.16(b) hereof.

           "Note" shall mean the Revolving Credit Note.

           "Notice" shall have the meaning set forth in Section 16.7 hereof.

           "Obligations" of a Person shall mean and include any and all loans, advances, debts, liabilities, obligations, covenants and duties owing by such Person to Lenders or the Agent or to any other direct or indirect subsidiary or affiliate of the Agent or any Lender of any kind or nature, present or future under this Agreement or any Other Document (including, without limitation, any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to such Person, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other similar agreement, or in any other manner, whether arising out of overdrafts or deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Agent's or any Lenders non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, and any amendments, extensions, renewals or increases and all costs and expenses of the Agent and any Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses and all obligations of any such Person to the Agent or Lenders to perform acts or refrain from taking any action.

           "Other Documents" shall mean the Revolving Credit Note, the Fee Letter, and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, interest or currency swap agreements or other similar agreements and all other writings heretofore, now or hereafter executed by any Credit Party or any Guarantor and/or delivered to the Agent or any Lender in respect of the transactions contemplated by this Agreement.

           "Other Government" shall mean the government of any state of the United States of America, the District of Columbia, or any foreign nation, or any subdivision or agency of any of the foregoing.

           "Other Government Accounts" shall mean all Receivables arising out of any Other Government Contract.

           "Other Government Contracts" shall mean all contracts with an Other Government, including all renewals, extensions, modifications, change orders and amendments thereof.

           "Out-of-Formula Loans" shall have the meaning set forth in Section 16.2(b).

           "Overadvance Threshold Amount" shall have the meaning set forth in
Section 16.2(b) hereof.

           "Owner" shall mean Delford M. Smith.

           "Parent" of any Person shall mean a Person owning, directly or indirectly at least fifty percent (50%) of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

           "Parent Company" shall mean Evergreen Holdings, Inc., an Oregon corporation.

           "Parent Pledge Agreement" shall mean the Pledge Agreement, in form and substance acceptable to Agent, executed by Parent Company and pledging all capital stock of Borrower held by it.

           "Participant" shall mean each Person who shall be granted the right by any Lender to participate in any of the Advances and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

           "Parts" shall mean all appliances, avionics (including, without limitation, radio, radar, navigation systems, or other electronic equipment), parts, components, instruments, appurtenances, attachments, accessories, furnishings and other equipment of whatever nature and any replacements of the foregoing, which may from time to time be incorporated or installed in or attached to an Airframe, airframe, Engine, engine, Propeller, or propeller or located on the ground (and includes, without limitation, the terms "appliances" and "spare parts" as defined in the Federal Aviation Act, 49 U.S.C. Sec. 40102(a)(11) and (38)).

           "Payment Office" shall mean initially Two Tower Center Boulevard, East Brunswick, New Jersey 08816; thereafter, such other office of the Agent, if any, which it may designate by notice to Borrower and to each Lender to be the Payment Office.

           "PBGC" shall mean the Pension Benefit Guaranty Corporation.

           "Permitted Acquisition" shall have the meaning set forth in Section 7.1(c).

           "Permitted Encumbrances" shall mean (a) Liens in favor of the Agent for the benefit of the Agent and Lenders; (b) Liens for taxes, assessments or other governmental charges not delinquent, or if delinquent as of the date hereof, are being contested in good faith and with appropriate reserves in accordance with GAAP have been established, and are set forth on Schedule 1.2(a); (c) Liens disclosed in the financial statements referred to in Section 5.5, the existence of which the Agent has consented to in writing; (d) judgment Liens that have been stayed or bonded and mechanics', workers', materialmen's or other like Liens arising in the ordinary course of a Credit Party's business with respect to obligations which are not due and payable except for such Liens as are not otherwise prohibited hereunder, are being contested in good faith and for which adequate reserves in accordance with GAAP are being maintained; (e) Liens placed solely upon capital assets acquired after the date of this Agreement the acquisition of which is permitted under Section 7.6 and to secure a portion of the purchase price thereof, provided that (i) any such Lien shall not encumber any other property of Borrower; (ii) such liens shall be disclosed on Schedule 1.2(e) and (iii) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.8; (f) Liens disclosed on
Schedule 1.2 (f); and extensions, renewals and replacements thereof in connection with a refinancing of secured Indebtedness permitted by Section 7.8 that do not extend to or cover any property or assets of a Credit Party other than the property or assets securing the Indebtedness being refinanced and the terms of which are not more onerous to such Credit Party than the Indebtedness refinanced; (g) easements, rights-of-way, municipal and zoning ordinances and similar charges, encumbrances, title defects or other irregularities with respect to real property or an interest therein that do not materially interfere with the ordinary course of business of such Credit Party; (h) leases, subleases, licenses or sublicenses in real property or interests therein granted to others that do not materially interfere with the ordinary course of business of the Credit Parties; (i) any interest or title of a lessor in the property subject to any capitalized lease or operating lease and Liens arising from filing Uniform Commercial Code financing statements regarding leases; (j) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by a Credit Party in the ordinary course of business in accordance with the past practices of the Credit Parties; (k) licenses by a Credit Party of any of its Intellectual Property Collateral in the ordinary course of business; (l) Indebtedness permitted under clause (ix) of Section 7.8 which is secured solely by a security interest or lien on a deposit account maintained by such Credit Party for such purpose; (m) a lien for fees in favor of the Evergreen Aircraft Trust which shall be fully subordinated to the Lien of the Agent on behalf of the Lenders hereunder; (n) liens set forth on Schedule 1.2(n) with respect to which there is not and there will not be any underlying Indebtedness outstanding and provided that such lien is discharged within thirty (30) days after Closing and (o) Liens solely on cash deposits securing contingent liabilities where the maximum amount of such contingent liability is no greater than the amount of such cash deposit; provided that the greater of (i) the amount of Indebtedness represented by, or
(ii) the fair market value of the property encumbered by, the items described in clauses (d), (e) and (f) shall not at any time exceed $5,000,000.

           "Permitted Transferees" mean (i) Owner, Mr. Mark Smith and their respective immediate families (as defined in Item 404 of Regulation S-K) (ii) any trust or foundation established for estate or charitable planning purposes for which one or more of the individuals named in clause (i) are either a trustee or director or a principal beneficiary or (iii) any Person 76% or more of the equity interests of which is owned by Owner.

           "Person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

           "Plan" shall mean any employee benefit plan within the meaning of
Section 3(3) of ERISA, maintained for employees of Parent Company or any Subsidiary or any member of the Controlled Group or any such Plan to which Parent Company or any Subsidiary or any member of the Controlled Group is required to contribute on behalf of any of its employees.

           "Premises" shall mean the real property premises set forth in
Schedule 4.8(a) hereof.

           "Pro Forma Balance Sheet" shall have the meaning set forth in Section 5.5(a) hereof.

           "Pro Forma Financial Statements" shall have the meaning set forth in
Section 5.5(b) hereof.

           "Projections" shall have the meaning set forth in Section 5.5(b) hereof.

           "Propeller" shall mean a "propeller" as defined in the Federal Aviation Act, 49 U.S.C. Section 40102(a)(7), including without limitation each aircraft propeller described in Schedule 4.8(a) hereto (or, if any such propeller shall be replaced pursuant to this Agreement, then such replacement propeller) (each of which propellers is capable of absorbing 750 or more rated takeoff shaft horsepower), together with, in the case of each propeller referred to above, any and all Parts so long as the same shall be either incorporated or installed in or attached to such propeller or required to be subject to the Lien of this Agreement or any other agreement entered into in connection herewith, and all improvements and additions thereto, substitutions thereof and replacements thereto. Each such propeller shall constitute a "Propeller" for all purposes hereof whether or not from time to time installed on an Airframe or on any other airframe or located on the ground.

           "Purchasing Lender" shall have the meaning set forth in Section 16.3(c) hereof.

           "RCRA" shall mean the Resource Conservation and Recovery Act, 42 U.S.C.Sections 6901 et seq., as same may be amended from time to time.

           "Receivables" of any Person shall mean and include all of such Person's accounts, contract rights, instruments (including those evidencing indebtedness owed to such Person by its Affiliates), documents, chattel paper (including electronic chattel paper), general intangibles relating to accounts, drafts and acceptances, credit card receivables and all other forms of obligations owing to such Person arising out of or in connection with the sale or lease of Inventory or the rendition of services, all supporting obligations, guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to the Agent hereunder.

           "Receivables Advance Rate" shall have the meaning set forth in
Section 2.1(a)(y)(i) hereof.

           "Register" shall have the meaning set forth in Section 16.3(d) hereof.

           "Release" and "Releases" shall have the meaning set forth in Section 5.7(c)(i) hereof.

           "Replacement Assets" means, on any date, property or assets (other than current assets) of a nature or type or that are used in a business (or an investment in a company having property or assets of a nature or type, or engaged in a business) similar or related to the nature or type of the property and assets of, or the business of, the Credit Parties existing on such date.

           "Reportable Event" shall mean a reportable event described in Section 4043(b) of ERISA or the regulations promulgated thereunder.

           "Required Lenders" shall mean Lenders holding at least fifty one percent (51%) of the Advances and, if no Advances are outstanding, shall mean Lenders holding at least fifty one percent (51%) of the Commitment Percentages.

           "Reserve Percentage" shall mean the maximum effective percentage in effect on any day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding.

           "Restricted Payment" shall mean (i) any dividend or distribution on any shares of the capital stock of any Credit Party (other than dividends or distributions payable solely in its stock, or split-ups or reclassifications of its stock); (ii) any purchase, redemption or other retirement by any Credit Party of any common or preferred stock or of any options to purchase or acquire any such shares of common or preferred stock; (iii) any direct or indirect prepayment by a Credit Party of any Indebtedness (other than to Lenders), or repurchase, redemption, retirement or other acquisition any of its Indebtedness, including, without limitation, a payment made pursuant to an Excess Cash Flow Offer. Notwithstanding the foregoing, a Restricted Payment shall not include (i) the payment of such dividends or the making of such distributions by a Subsidiary Party to the Borrower to another Subsidiary Party owning all of the capital stock of the Subsidiary Party making such payment or distribution; (ii) the repayment of sums owing from one Subsidiary Party to Borrower or another Subsidiary Party pursuant to the Intercompany Notes; (iii). refinancing of Indebtedness to the extent permitted by Section 7.8 hereof; or (iv) prepayment of secured Indebtedness that becomes due as a result of the casualty, condemnation, voluntary sale or transfer of the property or assets securing such Indebtedness.

           "Revolving Advances" shall mean Advances made other than Letters of Credit.

           "Revolving Credit Note" shall mean the promissory notes referred to in Section 2.1(a) hereof.

           "Revolving Interest Rate" shall mean an interest rate per annum equal to (a) the Domestic Rate with respect to the Domestic Rate Loans and (b) the Eurodollar Rate with respect to Eurodollar Rate Loans.

           "Rotary Wing Aircraft" shall mean such items of Aircraft as are set forth on Schedule 4.8(a) hereto.

           "Section 20 Subsidiary" shall mean the Subsidiary of the bank holding company controlling PNC, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

           "Senior Debt Payments" shall mean and include all cash actually expended by Borrower and its Subsidiaries on a consolidated basis to make (a) interest payments on any Revolving Advances hereunder, plus (b) payments for all fees, commissions and charges set forth herein and with respect to any Advances to the extent such fees, commissions and charges are treated as interest in accordance with GAAP, plus (c) capitalized lease payments, plus (d) principal and interest payments with respect to any other Indebtedness (excluding Revolving Advances) for borrowed money, including the Senior Second Secured Notes (excluding any principal prepayments made in connection with a refinancing of such Indebtedness).

           "Senior Second Secured Notes" shall mean the $215,000,000 in aggregate principal amount of 12% Senior Second Secured Notes due 2010 to be issued prior to or concurrently with Closing.

           "Senior Second Secured Note Documentation" shall mean all documents, agreements and instruments evidencing or relating to the Senior Second Secured Notes.

           "Set-Off Waiver" shall mean, with respect to a U.S. Government Contract or Other Government Contract, a written waiver of all otherwise applicable set-off rights of the U.S. Government or Other Government, as applicable, acceptable to the Agent in its sole discretion.

           "Settlement Date" shall mean the Closing Date and thereafter Wednesday or Thursday of each week or more frequently if the Agent deems appropriate unless such day is not a Business Day in which case it shall be the next succeeding Business Day.

           "Significant Subsidiary" shall mean, at any date of determination, any Subsidiary of Borrower that, together with its Subsidiaries, (a) for the most recent fiscal year of the Borrower, had consolidated revenues in excess of $1,000,000 or (b) as of the end of such fiscal year, had consolidated assets in excess of $1,000,000 or (c) as of the end of such fiscal year, had consolidated liabilities in excess of $1,000,000, all as set forth on the most recently available consolidated financial statements of the Borrower for such fiscal year.

           "Small Fixed-Wing Aircraft" shall mean such items of Aircraft as are set forth on Schedule 4.8(a) hereto.

           "Spare Part" shall mean any "spare part" or "appliance" as defined in the Federal Aviation Act, maintained by or on behalf of Evergreen International Airlines, Inc. or Evergreen Helicopters, Inc.

           "State Government Contracts Law" shall mean any law, regulation or policy applicable to any Other Government Contract or Other Government Account which restricts or imposes limitations on the assignability of or hypothecation of or imposes a set-off right on, such Other Government Contract or Other Government Account.

           "Stock Status Report" shall mean the applicable periodic report generated by the MMS system utilized by the Credit Parties for the tracking of Inventory and Equipment in the ordinary course of its business as currently conducted by the Credit Parties, or such other tracking system used by the Credit Parties in its business as has been approved by the Agent.

           "Subsidiary" or in the collective, "Subsidiaries" shall mean, with respect to a Person, a corporation or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

           "Subsidiary Party" shall have the meaning set forth in the preamble.

           "Subsidiary Stock" shall mean, with respect to any Person, all of the issued and outstanding shares of capital stock of such Person's Subsidiaries, excluding any Subsidiaries which are Excluded Subsidiaries.

           "Supplement" shall have the meaning set forth in Section 4.24(e).

           "Tangible Net Worth" shall mean, at a particular date, (a) the aggregate amount of all assets of Borrower and its Subsidiaries on a consolidated basis as may be properly classified as such in accordance with GAAP consistently applied excluding such other assets as are properly classified as intangible assets under GAAP, less (b) the aggregate amount of all liabilities of Borrower and its Subsidiaries on a consolidated basis classified as such in accordance with GAAP.

           "Term" shall have the meaning set forth in Section 13.1 hereof.

           "Termination Event" shall mean (i) a Reportable Event with respect to any Plan or Multiemployer Plan; (ii) the withdrawal of any Credit Party or any member of the Controlled Group from a Plan or Multiemployer Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (v) any event or condition (a) which might constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (b) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of Borrower or any member of the Controlled Group from a Multiemployer Plan.

           "Toxic Substance" shall mean and include any material present on any property owned or leased by any Credit Party which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. Sections 2601 et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances. "Toxic Substance" includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints.

           "Transactions" shall have the meaning set forth in Section 5.5(a) hereof.

           "Transferee" shall have the meaning set forth in Section 16.3(b) hereof.

           "Undrawn Availability" at a particular date shall mean an amount equal to (a) the lesser of (i) the Formula Amount or (ii) the Maximum Revolving Advance Amount, less the aggregate amount of outstanding Letters of Credit, minus (b) the sum of (i) the outstanding amount of Revolving Advances plus (ii) all amounts due and owing to Borrower's trade creditors which are outstanding beyond 60 days past due (without duplication with respect to any such amount deducted from the Formula Amount), plus (iii) fees and expenses as to which the Borrower has been notified or for which Borrower is otherwise liable under this Agreement but which have not been paid or charged to Borrower's Account or.

           "U.S. Government" means the government of the United States of America or the departments or agencies of the United States, but does not include the government of any state or the District of Columbia or any departments or agencies of any state or of the District of Columbia.

           "U.S. Government Accounts" means all Receivables arising out of any U.S. Government Contract.

           "U.S. Government Contracts" means all contracts with a U.S. Government, including all renewals, extensions, modifications, change orders and amendments thereof.

           "Website Posting" shall have the meaning set forth in Section 16.7 hereof.

           "Week" shall mean the time period commencing with the opening of business on a Wednesday and ending on the end of business the following Tuesday.

     1.3 Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the Applicable Jurisdiction from time to time shall have the meaning given therein unless otherwise defined herein. To the extent the definition of any category or type of collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision.

     1.4 Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements to which the Agent is a party, including, without limitation, references to any of the Other Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

II.  ADVANCES, PAYMENTS.

     2.1 (a) Revolving Advances. Subject to the terms and conditions set forth in this Agreement including, without limitation, Section 2.1(b), each Lender, severally and not jointly, will make Revolving Advances to Borrower in aggregate amounts outstanding at any time not to exceed such Lender's Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount less the aggregate amount of outstanding Letters of Credit and (y) an amount equal to the sum of:

                (i) up to eighty-five percent (85%), subject to the provisions of Section 2.1(b) hereof (the "Receivables Advance Rate"), of Eligible Receivables, plus

                (ii) up to eighty-five percent (85%), subject to the provisions of Section 2.1(b) hereof ("Inventory Advance Rate"), of the Net Orderly Liquidation Value of Eligible Inventory, provided that in no event shall the amount determined pursuant to this clause (ii) be permitted to exceed the Inventory Availability Sublimit, plus

                (iii) up to eighty-five percent (85%), subject to the provisions of Section 2.1(b) hereof (the "Equipment Advance Rate", and, together with the Inventory Advance Rate and the Receivables Advance Rate, the "Advance Rates"), of the Net Orderly Liquidation Value of Eligible Equipment; provided, that in no event shall the amount determined pursuant to this clause (iii) be permitted to exceed the Equipment Availability Sublimit; minus,

                (iv)  the aggregate amount of outstanding Letters of Credit;
minus

                (v) a continuing reserve against availability in the amount of $5,000,000; minus

                (vi) such additional reserves as the Agent may reasonably deem proper and necessary from time to time, including, without limitation, reserves to reflect any Credit Party's trade payables outstanding beyond the earlier of 60 days past due or 90 days past the date of invoice and, in the event the condition set forth in Section 8.1(v) shall not have been fully satisfied as of and after the Closing, a rental reserve for each such location as to which the required landlords, warehouseman's or mortgagee waiver shall not have been obtained, estimated at Closing to be approximately $750,000.

     The amount derived from the sum of Sections 2.1(a)(i), (ii) and (iii) minus the amounts described in Sections 2.1 (a)(iv), (v) and (vi) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the "Revolving Credit Note") substantially in the form attached hereto as Exhibit 2.1(a).

           (b) Discretionary Rights. The Advance Rates, the Equipment Availability Sublimit and the Inventory Availability Sublimit may be decreased, or, subject to Section 16.2, increased by the Agent at any time and from time to time in the exercise of its discretion. Borrower consents to any such increases or decreases and acknowledges that decreasing the Advance Rates or increasing or imposing the reserves may limit or restrict Advances requested by Borrower. The Agent shall give Borrower five (5) days' prior written notice of its intention to decrease the Advance Rates.

     2.2 Equipment Availability Sublimit. The amount available for Revolving Advances pursuant to Section 2.1(a)(iii) shall initially be $38,000,000, subject to the provisions of Sections 2.1(b) and 2.14 hereof, which amount shall be reduced by successive amounts of $633,333.33 on the first of each calendar month following the month in which the Closing Date occurred (such amount as so reduced and in effect from time to time, the "Equipment Availability Sublimit").

     2.3   Procedures for Borrowing.

           (a) Borrower may notify the Agent prior to 1:00 p.m., Eastern Standard or Daylight Time, as applicable ("Eastern Time"), on a Business Day of Borrower's request to incur, on that day, a Revolving Advance hereunder. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with the Agent or Lenders, or with respect to any other Obligation, become due, same shall be deemed a request for a Revolving Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with the Agent or Lenders, and such request shall be irrevocable.

           (b) Notwithstanding the provisions of subsection (a) above, in the event Borrower desires to obtain a Revolving Advance as a Eurodollar Rate Loan, Borrower shall give the Agent at least three (3) Business Days' prior written notice, specifying (i) the date of the proposed borrowing (which shall be a Business Day), (ii) the type of borrowing and the amount on the date of such Advance to be borrowed, which amount shall be an integral multiple of $1,000,000, and (iii) the duration of the first Interest Period therefor. Interest Periods for Eurodollar Rate Loans shall be for one, two or three months; provided, if an Interest Period would end on a day that is not a Business Day, it shall end on the next succeeding Business Day unless such day falls in the next succeeding calendar month in which case the Interest Period shall end on the next preceding Business Day. No Eurodollar Rate Loan shall be made available to Borrower during the continuance of a Default or an Event of Default.

           (c) Each Interest Period of a Eurodollar Rate Loan shall commence on the date such Eurodollar Rate Loan is made and shall end on such date as Borrower may elect as set forth in subsection (b)(iii) above provided that the exact length of each Interest Period shall be determined in accordance with the practice of the interbank market for offshore Dollar deposits and no Interest Period shall end after the last day of the Term.

     Borrower shall elect the initial Interest Period applicable to a Eurodollar Rate Loan by its notice of borrowing given to the Agent pursuant to Section 2.3(b) or by its notice of conversion given to the Agent pursuant to Section 2.3(d), as the case may be. Borrower shall elect the duration of each succeeding Interest Period by giving irrevocable written notice to the Agent of such duration not less than three (3) Business Days prior to the last day of then current Interest Period applicable to such Eurodollar Rate Loan. If the Agent does not receive timely notice of the Interest Period elected by Borrower, Borrower shall be deemed to have elected to convert to a Domestic Rate Loan subject to Section 2.3(d) hereinbelow.

           (d) Provided that no Default or Event of Default shall have occurred and be continuing, Borrower may, on the last Business Day of then current Interest Period applicable to any outstanding Eurodollar Rate Loan, or on any Business Day with respect to Domestic Rate Loans, convert any such loan into a loan of another type in the same aggregate principal amount provided that any conversion of a Eurodollar Rate Loan shall be made only on the last Business Day of then current Interest Period applicable to such Eurodollar Rate Loan. If Borrower desires to convert a loan, Borrower shall give the Agent not less than three (3) Business Days' prior written notice to convert from a Domestic Rate Loan to a Eurodollar Rate Loan or one (1) Business Day's prior written notice to convert from a Eurodollar Rate Loan to a Domestic Rate Loan, specifying the date of such conversion, the loans to be converted and if the conversion is from a Domestic Rate Loan to any other type of loan, the duration of the first Interest Period therefor. After giving effect to each such conversion, there shall not be outstanding more than five Eurodollar Rate Loans, in the aggregate.

           (e) At its option and upon three (3) Business Days' prior written notice, Borrower may prepay the Eurodollar Rate Loans in whole at any time or in part from time to time with accrued interest on the principal being prepaid to the date of such repayment. Borrower shall specify the date of prepayment of Advances which are Eurodollar Rate Loans and the amount of such prepayment. In the event that any prepayment of a Eurodollar Rate Loan is required or permitted on a date other than the last Business Day of then current Interest Period with respect thereto, Borrower shall indemnify the Agent and Lenders therefor in accordance with Section 2.3(f) hereof.

           (f) Borrower shall indemnify the Agent and Lenders and hold the Agent and Lenders harmless from and against any and all losses or expenses that the Agent and Lenders may sustain or incur as a consequence of any prepayment, conversion of or any default by Borrower in the payment of the principal of or interest on any Eurodollar Rate Loan or failure by Borrower to complete a borrowing of, a prepayment of or conversion of or to a Eurodollar Rate Loan after notice thereof has been given, including, but not limited to, any interest payable by the Agent or Lenders to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by the Agent or any Lender to Borrower shall be conclusive absent manifest error.

           (g) Notwithstanding any other provision hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender (for purposes of this subsection (g), the term "Lender" shall include any Lender and the office or branch where any Lender or any corporation or bank controlling such Lender makes or maintains any Eurodollar Rate Loans) to make or maintain its Eurodollar Rate Loans, the obligation of such Lenders to make Eurodollar Rate Loans hereunder shall forthwith be suspended until such circumstances cease to exist and Borrower shall, if any affected Eurodollar Rate Loans are then outstanding, promptly upon request from the Agent, either pay all such affected Eurodollar Rate Loans or convert such affected Eurodollar Rate Loans into loans of another type. If any such payment or conversion of any Eurodollar Rate Loan is made on a day that is not the last day of the Interest Period applicable to such Eurodollar Rate Loan, Borrower shall pay the Agent, upon the Agent's request, such amount or amounts as may be necessary to compensate Lenders for any loss or expense sustained or incurred by Lenders in respect of such Eurodollar Rate Loan as a result of such payment or conversion, including (but not limited to) any interest or other amounts payable by Lenders to lenders of funds obtained by Lenders in order to make or maintain such Eurodollar Rate Loan. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lenders to Borrower shall be conclusive absent manifest error.

     2.4 Disbursement of Advance Proceeds. All Advances shall be disbursed from whichever office or other place the Agent may designate from time to time and, together with any and all other Obligations of Borrower to the Agent or Lenders, shall be charged to Borrower's Account on the Agent's books. Each Credit Party authorizes Borrower to receive all such Advances on behalf of such Credit Party. During the Term, Borrower may use the Revolving Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Revolving Advance requested by Borrower or deemed to have been requested by Borrower under Section 2.3(a) hereof shall, with respect to requested Revolving Advances to the extent Lenders make such Revolving Advances, be made available to Borrower on the day so requested by way of credit to Borrower's operating account at PNC, or such other bank as Borrower may designate following notification to the Agent, in immediately available federal funds or other immediately available funds or, with respect to Revolving Advances deemed to have been requested by Borrower, be disbursed to the Agent to be applied to the outstanding Obligations giving rise to such deemed request.

     2.5 Maximum Advances. The aggregate balance of Revolving Advances outstanding at any time shall not exceed the lesser of (a) the Maximum Revolving Advance Amount less the aggregate amount of outstanding Letters of Credit and
(b) the Formula Amount.

     2.6   Repayment of Advances.

           (a) The Revolving Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided. Subject to Article III as to Eurodollar Rate Loans, Revolving Advances may be prepaid at any time.

           (b) Borrower recognizes that the amounts evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral may not be collectible by the Agent on the date received. In consideration of the Agent's agreement to conditionally credit Borrower's Account as of the Business Day on which the Agent receives those items of payment, Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by the Agent on account of the Obligations one (1) Business Day after (i) the Business Day the Agent receives such payments via wire transfer or electronic depository check or (ii) in the case of payments received by the Agent in any other form, the Business Day such payment constitutes good funds in the Agent's account The Agent is not, however, required to credit Borrower's Account for the amount of any item of payment which is unsatisfactory to the Agent in its sole discretion and the Agent may charge Borrower's Account for the amount of any item of payment which is returned to the Agent unpaid.

           (c) All payments of principal, interest and other amounts payable hereunder, or under any of the Other Documents shall be made to the Agent at the Payment Office not later than 1:00 p.m. Eastern Time, on the due date therefor in lawful money of the United States of America in federal funds or other funds immediately available to the Agent. The Agent shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrower's Account or by making Advances as provided in Section 2.2 hereof.

           (d) Borrower shall pay principal, interest, and all other amounts payable hereunder, or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

     2.7 Repayment of Excess Advances. The aggregate balance of Advances outstanding at any time in excess of the maximum amount of Advances permitted hereunder shall be immediately due and payable without the necessity of any demand, at the Payment Office, whether or not a Default or Event of Default has occurred or is continuing.

     2.8 Statement of Account. The Agent shall maintain, in accordance with its customary procedures, a loan account ("Borrower's Account") in the name of Borrower in which shall be recorded the date and amount of each Advance made by the Agent and the date and amount of each payment in respect thereof; provided, however, the failure by the Agent to record the date and amount of any Advance shall not adversely affect the Agent or any Lender. Each month, the Agent shall send to Borrower a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between the Agent and Borrower, during such month. The monthly statements shall be deemed correct and binding upon Borrower in the absence of manifest error and shall constitute an account stated between Lenders and Borrower unless the Agent receives a written statement of Borrower's specific exceptions thereto within thirty (30) days after such statement is received by Borrower. The records of the Agent with respect to the loan account shall be conclusive evidence absent manifest error of the amounts of Advances and other charges thereto and of payments applicable thereto.

     2.9 Letters of Credit. Subject to the terms and conditions hereof, the Agent shall issue or cause the issuance of Letters of Credit ("Letters of Credit") on behalf of a Credit Party; provided, however, that the Agent will not be required to issue or cause to be issued any Letters of Credit to the extent that the face amount of such Letters of Credit would then cause the sum of (i) the outstanding Revolving Advances plus (ii) outstanding Letters of Credit to exceed the lesser of (x) the Maximum Revolving Advance Amount or (y) the Formula Amount (deducting therefrom, for such purposes, the aggregate amount of outstanding Letters of Credit). The maximum amount of outstanding Letters of Credit shall not exceed $5,000,000.00 in the aggregate at any time. All disbursements or payments related to Letters of Credit shall be deemed to be Domestic Rate Loans consisting of Revolving Advances and shall bear interest at the Domestic Rate; Letters of Credit that have not been drawn upon shall not bear interest.

     2.10  Issuance of Letters of Credit.

           (a) Borrower may request the Agent to issue or cause the issuance of a Letter of Credit on behalf of a Credit Party by delivering to the Agent at the Payment Office, the Agent's form of Letter of Credit Application (the "Letter of Credit Application") completed to the satisfaction of the Agent, and such other certificates, documents and other papers and information as the Agent may reasonably request. Borrower also has the right to give instructions and make agreements with respect to any application, any applicable letter of credit and security agreement, any applicable letter of credit reimbursement agreement and/or any other applicable agreement, any letter of credit and the disposition of documents, disposition of any unutilized funds, and to agree with the Agent upon any amendment, extension or renewal of any Letter of Credit. Unless there are more than three requests from all Credit Parties outstanding at any such time, each request to issue a Letter of Credit, together with all required supporting documentation shall be received by Agent no later than 1:00 p.m. Eastern Time on the third Business Day prior to the intended date of issuance of such Letter of Credit. In the event there are more than three such requests from all Credit Parties outstanding at any such time, such request, together with all required supporting documentation, shall be required to be received by Agent no later than 1:00 p.m. Eastern Time on the fifth Business Day prior to the intended date of issuance of such Letter of Credit.

           (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts or acceptances of usance drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than twelve months after such Letter of Credit's date of issuance and in no event later than the last day of the Term. Each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or the International Standby Practices (ISP98) and any amendments to or revision of either adhered to by the Issuer and, to the extent not inconsistent therewith, the laws of the State of New York.

           (c) The Agent shall use its reasonable efforts to notify Lenders of the request by Borrower for a Letter of Credit hereunder.

           (d) The Agent shall have absolute discretion whether to accept any draft. Without in any way limiting the Agent's absolute discretion whether to accept any draft, Borrower will not present for acceptance any draft, and the Agent will not accept any drafts (i) that arise out of transactions involving the sale of goods by Borrower not in the ordinary course of its business, (ii) that involve a sale to an Affiliate of Borrower, (iii) that involve any purchase for which the Agent has not received all related documents, instruments and forms requested by the Agent, (iv) for which the Agent is unable to locate a purchaser in the ordinary course of business on standard terms, or (v) that is not eligible for discounting with Federal Reserve Banks pursuant to paragraph 7 of Section 13 of the Federal Reserve Act, as amended.

     2.11  Requirements For Issuance of Letters of Credit.

           (a) In connection with the issuance of any Letter of Credit, the Credit Parties shall indemnify, save and hold the Agent, each Lender and each Issuer harmless from any loss, cost, expense or liability, including, without limitation, payments made by the Agent, any Lender or any Issuer and expenses and reasonable attorneys' fees incurred by the Agent, any Lender or Issuer arising out of, or in connection with, any Letter of Credit to be issued or created for Borrower. Each Credit Party shall be bound by the Agent's or any Issuer's regulations and good faith interpretations of any Letter of Credit issued or created for Borrower's Account, although this interpretation may be different from its own; and, neither the Agent, nor any Lender, nor any Issuer nor any of their correspondents shall be liable for any error, negligence, or mistakes, whether of omission or commission, in following Borrower's instructions or those contained in any Letter of Credit or of any modifications, amendments or supplements thereto or in issuing or paying any Letter of Credit, except for the Agent's, any Lender's, any Issuer's or such correspondents' gross negligence or willful misconduct.

           (b) Borrower shall authorize and direct any Issuer to name the applicable Credit Party as the "Applicant" or "Account Party" of each Letter of Credit. If the Agent is not the Issuer of any Letter of Credit, Borrower shall authorize and direct the Issuer to deliver to the Agent all instruments, documents, and other writings and property received by the Issuer pursuant to the Letter of Credit and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or any Letter of Credit Application therefor.

           (c) In connection with all Letters of Credit issued or caused to be issued by the Agent under this Agreement, each Credit Party hereby appoints the Agent, or its designee, as its attorney, with full power and authority if an Event of Default shall have occurred and be continuing, (i) to sign and/or endorse such Credit Party's name upon any warehouse or other receipts, letter of credit applications and acceptances; (ii) to sign such Credit Party's name on bills of lading; (iii) to clear Inventory through the United States of America Customs Department ("Customs") in the name of such Credit Party or the Agent or the Agent's designee, and to sign and deliver to Customs officials powers of attorney in the name of such Credit Party for such purpose; and (iv) to complete in such Credit Party's or the Agent's name, or in the name of the Agent's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither the Agent nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for the Agent's or its attorney's willful misconduct. This power, being coupled with an interest, is irrevocable as long as any Letters of Credit remain outstanding.

           (d) Each Lender shall to the extent of the percentage amount equal to the product of such Lender's Commitment Percentage times the aggregate amount of all unreimbursed reimbursement obligations arising from disbursements made or obligations incurred with respect to the Letters of Credit be deemed to have irrevocably purchased an undivided participation in each such unreimbursed reimbursement obligation. In the event that at the time a disbursement is made the unpaid balance of Revolving Advances exceeds or would exceed, with the making of such disbursement, the lesser of the Maximum Revolving Advance Amount or the Formula Amount, and such disbursement is not reimbursed by Borrower within two (2) Business Days, the Agent shall promptly notify each Lender and upon the Agent's demand each Lender shall pay to the Agent such Lender's proportionate share of such unreimbursed disbursement together with such Lender's proportionate share of the Agent's unreimbursed costs and expenses relating to such unreimbursed disbursement. Upon receipt by the Agent of a repayment from Borrower of any amount disbursed by the Agent for which the Agent had already been reimbursed by Lenders, the Agent shall deliver to each Lender that Lender's pro rata share of such repayment. Each Lender's participation commitment shall continue until the last to occur of any of the following events: (A) the Agent ceases to be obligated to issue or cause to be issued Letters of Credit hereunder; (B) no Letter of Credit issued hereunder remains outstanding and uncancelled or (C) all Persons (other than Borrower) have been fully reimbursed for all payments made under or relating to Letters of Credit.

     2.12 Additional Payments. Any sums expended by the Agent or any Lender due to any Credit Party's or Guarantor's failure to perform or comply with its obligations under this Agreement or any Other Documents including, without limitation, Borrower's obligations under Sections 4.2, 4.6, 4.7, 4.13, 4.15,
4.16 and 6.1 hereof, may be charged to Borrower's Account as a Revolving Advance and added to the Obligations.

     2.13  Manner of Borrowing and Payment.

           (a) Each borrowing of Revolving Advances shall be advanced according to the applicable Commitment Percentages of Lenders.

           (b) Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Revolving Advances, shall be applied to the Revolving Advances pro rata according to the applicable Commitment Percentages of Lenders. Except as expressly provided herein, all payments (including prepayments) to be made by Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to the Agent on behalf of the Lenders to the Payment Office, in each case on or prior to 1:00 p.m. Eastern Time, in Dollars and in immediately available funds.

           (c)  (i)    Notwithstanding anything to the contrary contained in
Sections 2.13(a) and (b) hereof, commencing with the first Business Day following the Closing Date, each borrowing of Revolving Advances shall be advanced by the Agent and each payment by Borrower on account of Revolving Advances shall be applied first to those Revolving Advances advanced by the Agent. On or before 1:00 p.m. Eastern Time, on each Settlement Date commencing with the first Settlement Date following the Closing Date, the Agent and Lenders shall make certain payments as follows: (I) if the aggregate amount of new Revolving Advances made by the Agent during the preceding Week (if any) exceeds the aggregate amount of repayments applied to outstanding Revolving Advances during such preceding Week, then each Lender shall provide the Agent with funds in an amount equal to its applicable Commitment Percentage of the difference between (w) such Revolving Advances and (x) such repayments and (II) if the aggregate amount of repayments applied to outstanding Revolving Advances during such Week exceeds the aggregate amount of new Revolving Advances made during such Week, then the Agent shall provide each Lender with funds in an amount equal to its applicable Commitment Percentage of the difference between (y) such repayments and (z) such Revolving Advances.

                (ii) Each Lender shall be entitled to earn interest at the applicable Revolving Loan Rate on outstanding Advances which it has funded.

                (iii) Promptly following each Settlement Date, the Agent shall submit to each Lender a certificate with respect to payments received and Advances made during the Week immediately preceding such Settlement Date. Such certificate of the Agent shall be conclusive in the absence of manifest error.

           (d) If any Lender or Participant (a "Benefited Lender") shall at any time receive any payment of all or part of its Advances, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender's Advances, or interest thereon, and such greater proportionate payment or receipt of Collateral is not expressly permitted hereunder, such Benefited Lender shall purchase for cash from the other Lenders a participation in such portion of each such other Lender's Advances, or shall provide such other Lender with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of the other Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Lender so purchasing a portion of another Lender's Advances may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

           (e) Unless the Agent shall have been notified by telephone, confirmed in writing, by any Lender that such Lender will not make the amount which would constitute its applicable Commitment Percentage of the Advances available to the Agent, the Agent may (but shall not be obligated to) assume that such Lender shall make such amount available to the Agent on the next Settlement Date and, in reliance upon such assumption, make available to Borrower a corresponding amount. The Agent will promptly notify Borrower of its receipt of any such notice from a Lender. If such amount is made available to the Agent on a date after such next Settlement Date, such Lender shall pay to the Agent on demand an amount equal to the product of (i) the daily average Federal Funds Rate (computed on the basis of a year of three hundred sixty (360) days) during such period as quoted by the Agent, times (ii) such amount, times
(iii) the number of days from and including such Settlement Date to the date on which such amount becomes immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this subsection (e) shall be conclusive, in the absence of manifest error. If such amount is not in fact made available to the Agent by such Lender within three
(3) Business Days after such Settlement Date, the Agent shall be entitled to recover such an amount, with interest thereon at the rate per annum then applicable to such Revolving Advances hereunder, on demand from Borrower; provided, however, that the Agent's right to such recovery shall not prejudice or otherwise adversely affect Borrower's rights (if any) against such Lender.

     2.14 Purchase of Replacement Assets. Subject to Section 7.1 hereof (including without limitation any consent requirement required thereby), when any Credit Party (i) sells or otherwise disposes of any item or related group of items of Collateral the lesser of the sale price or fair market value of which is in excess of $5,000,000; or (ii) receives proceeds in excess of $5,000,000 of any casualty insurance covering any item or related group of items of Collateral, then, provided that Borrower shall have provided a written notice to Agent of its intention to do so promptly after such sale or receipt of proceeds, Borrower may designate the Net Cash Proceeds from such event (or a portion thereof specified in such certificate) for use, within twelve (12) months after the receipt of such Net Cash Proceeds, in purchasing Replacement Assets (including, without limitation, by using such amount to repay Indebtedness incurred to acquire such Replacement Assets that were acquired in anticipation of the applicable asset sale). Notwithstanding any other provision of this
Section 2.14, in the event the item or items of Collateral so sold or as to which such casualty loss has occurred are Eligible Equipment, the Equipment Availability Sublimit shall be reduced by an amount determined by Agent. In the event the use of such Net Cash Proceeds would cause the aggregate amount of Advances to exceed the Formula Amount, either as a result of a reduction of the Equipment Availability Sublimit or otherwise, Borrower shall be required to immediately repay any amount by which the Advances exceed the Formula Amount. The foregoing shall not be deemed to be implied consent to any such sale otherwise prohibited by the terms and conditions hereof. Such repayments shall be applied to the Advances in such order as the Agent may determine, subject to Borrower's ability to reborrow Advances in accordance with the terms hereof.

     2.15 Use of Proceeds. Borrower shall apply the proceeds of Advances to (i) repay existing indebtedness owed under the Existing Credit Agreements, (ii) pay fees and expenses relating to this transaction, and (iii) to provide for the Credit Parties' working capital needs. Any proceeds of Advances which are to be utilized for the benefit of a Credit Party other than Borrower shall be advanced to such Credit Party by Borrower and shall be evidenced by an Intercompany Note. The Borrower shall maintain true and correct accounting records of each such advance and the aggregate thereof for each other Credit Party.

     2.16  Defaulting Lender.

           (a) Notwithstanding anything to the contrary contained herein, in the event any Lender (x) has refused (which refusal constitutes a breach by such Lender of its obligations under this Agreement) to make available its portion of any Advance or (y) notifies either the Agent or Borrower that it does not intend to make available its portion of any Advance (if the actual refusal would constitute a breach by such Lender of its obligations under this Agreement) (each, a "Lender Default"), all rights and obligations hereunder of such Lender (a "Defaulting Lender") as to which a Lender Default is in effect and of the other parties hereto shall be modified to the extent of the express provisions of this Section 2.16 while such Lender Default remains in effect.

           (b) Advances shall be incurred pro rata from Lenders (the "Non-Defaulting Lenders") which are not Defaulting Lenders based on their respective Commitment Percentages, and no Commitment Percentage of any Lender or any pro rata share of any Advances required to be advanced by any Lender shall be increased as a result of such Lender Default. Amounts received in respect of principal of any type of Advances shall be applied to reduce the applicable Advances of each Lender pro rata based on the aggregate of the outstanding Advances of that type of all Lenders at the time of such application; provided, that, such amount shall not be applied to any Advances of a Defaulting Lender at any time when, and to the extent that, the aggregate amount of Advances of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Commitment Percentage of all Advances then outstanding.

           (c) A Defaulting Lender shall not be entitled to give instructions to the Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement and the Other Documents. All amendments, waivers and other modifications of this Agreement and the Other Documents may be made without regard to a Defaulting Lender and, for purposes of the definition of "Required Lenders", a Defaulting Lender shall be deemed not to be a Lender and not to have Advances outstanding.

           (d) Other than as expressly set forth in this Section 2.16, the rights and obligations of a Defaulting Lender (including the obligation to indemnify the Agent) and the other parties hereto shall remain unchanged. Nothing in this Section 2.16 shall be deemed to release any Defaulting Lender from its obligations under this Agreement and the Other Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which Borrower, the Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder.

           (e) In the event a Defaulting Lender retroactively cures to the satisfaction of the Agent the breach which caused a Lender to become a Defaulting Lender, such Defaulting Lender shall no longer be a Defaulting Lender and shall be treated as a Lender under this Agreement.

     2.17 Borrower as Subsidiaries' Representative. Each Credit Party hereby appoints Borrower as its representative ("Subsidiaries' Representative") for receipt of any payment, notice or other communication directed to any Credit Party, or any other Subsidiary, pursuant to this Agreement or any of the Other Documents, and for the taking of any action (including the making of any representations and covenants) which a Subsidiary is required or permitted to undertake or make pursuant to this Agreement or any of the Other Documents. Each Lender and the Agent may regard any notice or other communication pursuant to this Agreement or any of the Other Documents from Borrower as a notice or communication from the Subsidiaries. Without limiting the foregoing, the Agent shall make all Advances available to Borrower, for the benefit of the applicable Credit Party, to an account specified by Borrower and such payment to Borrower shall constitute payment to such Subsidiary or Subsidiaries for all purposes under this Agreement or any of the Other Documents. Borrower hereby accepts such appointment and agrees that it shall not resign from its duties as Subsidiaries' Representative without the written consent of the Required Lenders. Each Credit Party hereby covenants and agrees that each representation and warranty, covenant, agreement and undertaking made in its name or on its behalf of Subsidiaries' Representative shall be deemed for all purposes to have been made by such Subsidiary and shall be binding upon and enforceable against such Credit Party to the same extent as if the same had been made directly by such Credit Party.

III. INTEREST AND FEES.

     3.1 Interest. Interest on Advances shall be payable in arrears on the first day of each month with respect to Domestic Rate Loans and, with respect to Eurodollar Rate Loans, at the end of each Interest Period. Interest charges shall be computed on the actual principal amount of Advances outstanding during the month at a rate per annum equal to the applicable Revolving Interest Rate.

Whenever, subsequent to the date of this Agreement, the Base Rate is increased or decreased, the applicable Domestic Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Base Rate during the time such change or changes remain in effect. The Eurodollar Rate shall be adjusted with respect to Eurodollar Rate Loans without notice or demand of any kind on the effective date of any change in the Reserve Percentage as of such effective date. Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the option of the Agent or at the direction of Required Lenders, the outstanding Obligations shall bear interest at the applicable Revolving Interest Rate plus two percent (2%) per annum (the "Default Rate").

     3.2   Letter of Credit Fees.

           (a) Borrower shall pay (x) to the Agent, for the benefit of Lenders, fees for each Letter of Credit for the period from and excluding the date of issuance of same to and including the date of expiration or termination, equal to the average daily face amount of each outstanding Letter of Credit multiplied by three and one-half percent (3.50%) per annum, such fees to be calculated on the basis of a three hundred (360) -day year for the actual number of days elapsed and to be payable monthly in arrears on the first day of each month and on the last day of the Term and (y) to the Issuer, any and all fees and expenses as agreed upon by the Issuer and the Borrower in connection with any Letter of Credit, including, without limitation, (i) in connection with the opening of any such Letter of Credit, an issuance/fronting fee and (ii) in connection with the opening, amendment or renewal of any such Letter of Credit and any acceptances created thereunder and shall reimburse the Agent for any and all fees and expenses, if any, paid by the Agent to the Issuer (all of the foregoing fees, the "Letter of Credit Fees"). All such charges shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in the Issuer's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

           (b) On the occurrence of and during the continuation of an Event of Default, Borrower will cause cash to be deposited and maintained in an account with the Agent, as cash collateral, in an amount equal to one hundred and five percent (105%) of the outstanding Letters of Credit, and Borrower hereby irrevocably authorizes the Agent, in its discretion, on Borrower's behalf and in Borrower's name, to open such an account and to make and maintain deposits therein, or in an account opened by Borrower, in the amounts required to be made by Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of Borrower coming into any Lender's possession at any time. The Agent will invest such cash collateral (less applicable reserves) in such short-term money-market items as to which the Agent and Borrower mutually agree and the net return on such investments shall be credited to such account and constitute additional cash collateral. Borrower may not withdraw amounts credited to any such account except upon payment and performance in full of all Obligations and termination of this Agreement.

     3.3 Facility Fee. If, for any month during the Term, the average daily unpaid balance of the Revolving Advances and outstanding Letters of Credit for each day of such month does not equal the Maximum Revolving Advance Amount, then Borrower shall pay to the Agent for the ratable benefit of Lenders a fee at a rate equal to three-eighths of one percent (0.375%) per annum on the amount by which the Maximum Revolving Advance Amount exceeds such average daily unpaid balance calculated on the basis of a 360-day year and actual days elapsed. Such fee shall be payable to the Agent in arrears on the first day of each month with respect to the previous month

     3.4   [intentionally left blank].

     3.5 Other Expenses. Borrower shall pay all costs required to be paid in any Fee Letter, and all expenses incurred by the Agent relating to reasonable legal, accounting and audit fees, searches and the filings and recordings in accordance with the Uniform Commercial Code or the Federal Aviation Act, and any other expenses incurred by the Agent in connection with the structuring, documenting, closing, monitoring or enforcing of this Agreement and the transactions contemplated herein. Agent shall provide five days' written notification of the amount of any such third party fees.

     3.6 Computation of Interest and Fees. Interest and fees hereunder shall be computed on the basis of a year of three hundred sixty (360) days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the Domestic Rate during such extension.

     3.7 Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under law, such excess amount shall be first applied to any unpaid principal balance owed by Borrower, and if then remaining excess amount is greater than the previously unpaid principal balance, Lenders shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

     3.8 Increased Costs. In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by any Lender (for purposes of this Section 3.8, the term "Lender" shall include the Agent or any Lender and any corporation or bank controlling the Agent or any Lender) and the office or branch where the Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

           (a) subject the Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement or any Other Documents or change the basis of taxation of payments to the Agent or any Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for taxes in effect on the Closing Date changes in the rate of tax on the overall net income of the Agent or any Lender by the jurisdiction in which it maintains its principal office);

           (b) impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of the Agent or any Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

           (c) impose on the Agent or any Lender or the London interbank Eurodollar market any other condition with respect to this Agreement or any Other Documents;

and the result of any of the foregoing is to increase the cost to the Agent or any Lender of making, renewing or maintaining its Advances hereunder by an amount that the Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that the Agent or such Lender deems to be material, then, in any case, except as otherwise specifically provided in this Agreement, Borrower shall promptly pay the Agent or such Lender, upon its demand, such additional amount as will compensate the Agent or such Lender for such additional cost or such reduction, as the case may be, provided that the foregoing shall not apply to increased costs which are reflected in the Eurodollar Rate. The Agent or such Lender shall certify the amount of such additional cost or reduced amount to Borrower, and such certification shall be conclusive absent manifest error.

     3.9 Basis For Determining Interest Rate Inadequate or Unfair. In the event that the Agent or any Lender shall have determined that:

           (a) reasonable means do not exist for ascertaining the Eurodollar Rate applicable pursuant to Section 2.3 hereof for any Interest Period; or

           (b) Dollar deposits in the relevant amount and for the relevant maturity are not available in the London interbank Eurodollar market, with respect to an outstanding Eurodollar Rate Loan, a proposed Eurodollar Rate Loan, or a proposed conversion of a Domestic Rate Loan into a Eurodollar Rate Loan, then the Agent shall give Borrower prompt written, telephonic or telegraphic notice of such determination. If such notice is given, (i) any such requested Eurodollar Rate Loan shall be made as a Domestic Rate Loan, unless Borrower shall notify the Agent no later than 1:00 p.m. Eastern Time, two (2) Business Days prior to the date of such proposed borrowing, that its request for such borrowing shall be cancelled or made as an unaffected type of Eurodollar Rate Loan, (ii) any Domestic Rate Loan or Eurodollar Rate Loan which was to have been converted to an affected type of Eurodollar Rate Loan shall be continued as or converted into a Domestic Rate Loan, or, if Borrower shall notify the Agent, no later than 1:00 p.m. Eastern Time, two (2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of Eurodollar Rate Loan, and (iii) any outstanding affected Eurodollar Rate Loans shall be converted into a Domestic Rate Loan, or, if Borrower shall notify the Agent, no later than 1:00 p.m. Eastern Time, two (2) Business Days prior to the last Business Day of then current Interest Period applicable to such affected Eurodollar Rate Loan, shall be converted into an unaffected type of Eurodollar Rate Loan, on the last Business Day of then current Interest Period for such affected Eurodollar Rate Loans. Until such notice has been withdrawn, Lenders shall have no obligation to make an affected type of Eurodollar Rate Loan or maintain outstanding affected Eurodollar Rate Loans and Borrower shall not have the right to convert a Domestic Rate Loan or an unaffected type of Eurodollar Rate Loan into an affected type of Eurodollar Rate Loan.

     3.10  Capital Adequacy.

           (a) In the event that the Agent or any Lender shall have determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Agent or any Lender (for purposes of this Section 3.10, the term "Lender" shall include the Agent or any Lender and any corporation or bank controlling the Agent or any Lender) and the office or branch where the Agent or any Lender (as so defined) makes or maintains any Eurodollar Rate Loans with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Agent or any Lender's capital as a consequence of its obligations hereunder to a level below that which the Agent or such Lender could have achieved but for such adoption, change or compliance (taking into consideration the Agent's and each Lender's policies with respect to capital adequacy) by an amount deemed by the Agent or any Lender to be material, then, from time to time, Borrower shall pay upon demand to the Agent or such Lender such additional amount or amounts as will compensate the Agent or such Lender for such reduction. In determining such amount or amounts, the Agent or such Lender may use any reasonable averaging or attribution methods. The protection of this Section 3.10 shall be available to the Agent and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.

           (b) A certificate of the Agent or such Lender setting forth such amount or amounts as shall be necessary to compensate the Agent or such Lender with respect to Section 3.10(a) hereof when delivered to Borrower shall be conclusive absent manifest error.

     3.11 Gross Up for Taxes. If Borrower shall be required by Applicable Law to withhold or deduct any taxes from or in respect of any sum payable under this Agreement or any of the Other Documents, (a) the sum payable to the Agent or such Lender shall be increased as may be necessary so that, after making all required withholding or deductions, the Agent or such Lender (as the case may be) receives an amount equal to the sum it would have received had no such withholding or deductions been made, (b) Borrower shall make such withholding or deductions, and (c) Borrower shall pay the full amount withheld or deducted to the relevant taxation authority or other authority in accordance with Applicable Law; provided that this Section 3.11 shall not apply to withholdings or deductions with respect to (w) income or franchise taxes imposed on (or measured by) Agent's or Lender's net income or net profits by the United States of America, or by any jurisdiction under the laws of which such recipient is organized, resident or authorized to do business or, in the case of any Lender, in which its applicable lending office is located, (x) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause
(w) above or jurisdiction in which Borrower is located, and (y) taxes imposed by reason of the Agent, any Lender or any other recipient of any payment described herein doing business in the jurisdiction imposing such tax, other than solely as a result of this Agreement; and (z) any taxes that are attributable to the failure of any Lender or assignee or participant to comply with Section 3.13.

     3.12  [intentionally left blank]

     3.13 Tax Withholding Clause. Each Lender or assignee or participant of a Lender that is not incorporated under the laws of the United States of America or a state thereof (and, upon the written request of the Agent, each other Lender or assignee or participant of a Lender) agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed appropriate valid Withholding Certificates) certifying its status (i.e. U.S. or foreign person) and, if appropriate, making a claim of reduced, or exemption from, U.S. withholding tax on the basis of an income tax treaty or an exemption provided by the Code. The term "Withholding Certificate" means a Form W-9; a Form W-8BEN; a Form W-8ECI; a Form W-8IMY and the related statements and certifications as required under Section 1.1441-1(e)(2) and/or (3) of the Treasury Regulations (the "Regulations"); a statement described in Section 1.871-14(c)(2)(v) of the Regulations; or any other certificates under the Code or Regulations that certify or establish the status of a payee or beneficial owner as a U.S. or foreign person. Each Lender, assignee or participant required to deliver to the Borrower and the Agent a Withholding Certificate pursuant to the preceding sentence shall deliver such valid Withholding Certificate as follows: (A) each Lender which is a party hereto on the Closing Date shall deliver such valid Withholding Certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Lender; (B) each assignee or participant shall deliver such valid Withholding Certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Agent in its sole discretion shall permit such assignee or participant to deliver such valid Withholding Certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Lender, assignee or participant which so delivers a valid Withholding Certificate further undertakes to deliver to each of the Borrower and the Agent two (2) additional copies of such Withholding Certificate (or a successor form) on or before the date that such Withholding Certificate expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent Withholding Certificate so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent. Notwithstanding the submission of a Withholding Certificate claiming a reduced rate of or exemption from U.S. withholding tax, the Agent shall be entitled to withhold United States federal income taxes at the full 30% withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under Section 1.1441-7(b) of the Regulations. Further, the Agent is indemnified under Section 1.1461-1(e) of the Regulations against any claims and demands of any Lender or assignee or participant of a Lender for the amount of any tax it deducts and withholds in accordance with regulations under Section 1441 of the Code.

IV.  COLLATERAL: GENERAL TERMS

     4.1 Security Interest in the Collateral. To secure the prompt payment and performance to the Agent and each Lender of the Obligations, each Credit Party hereby assigns, pledges and grants to the Agent for its benefit and for the ratable benefit of each Lender a continuing security interest in and to all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Each Credit Party shall take such actions as may be reasonably necessary or appropriate to evidence, protect and perfect the Agent's security interest. Each Credit Party shall promptly provide the Agent with written notice of all commercial tort claims of such Credit Party, such notice to contain the case title together with the applicable court and a brief description of the claim(s). Upon delivery of each such notice, each Credit Party shall be deemed to hereby grant to the Agent a security interest and lien in and to such commercial tort claims and all proceeds thereof.

     4.2 Perfection of Security Interest. Each Credit Party shall take all action that may be necessary, or that the Agent may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of the Agent's security interest in the Collateral or to enable the Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (i) immediately discharging all Liens other than Permitted Encumbrances, (ii) using commercially reasonable efforts to obtain landlords' or mortgagees' lien waivers from landlords or mortgagees with respect to all Premises leased or owned by such Credit Party (and subject to mortgage),
(iii) delivering to the Agent, endorsed or accompanied by such instruments of assignment as the Agent may specify, and stamping or marking, in such manner as the Agent may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, (iv) entering into warehousing, lockbox and other custodial arrangements acceptable to the Agent in its sole discretion including the Blocked Account Agreements, (v) executing and delivering financing statements, control agreements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance acceptable to the Agent in its sole discretion, relating to the creation, validity, perfection, maintenance or continuation of the Agent's security interest under the Uniform Commercial Code, and with respect to Collateral in which a security interest may not be perfected by filing a financing statement in accordance with the Uniform Commercial Code, by appropriate filings and/or registrations with or in appropriate governmental offices or by appropriate filings with the United States Patent and Trademark Office or the United States Copyright Office and (vi) taking such further similar action as Agent shall reasonably request. Each Credit Party authorizes the filing of any financing statements or continuation statements, and amendments to financing statements or any similar document in any Applicable Jurisdiction and with any filing offices as Agent may reasonably determine are necessary or advisable to perfect the security interest granted to the Agent under Section 4.1. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as Agent shall reasonably determine is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to Agent herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter required. Each Credit Party also hereby authorizes Agent to file chattel mortgages with respect to Aircraft-Related Collateral. Each Credit Party agrees that it shall execute collateral assignments of leases relating to Aircraft Related Collateral owned by the Evergreen Aircraft Trust. All charges, expenses and fees the Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be paid to the Agent immediately upon demand. The Credit Parties agree to effect the termination of all Liens set forth on Schedule 1.2(n) within thirty (30) days after Closing.

     4.3 Disposition of Collateral. The Credit Parties will use commercially reasonable efforts to safeguard and protect all Collateral for the Agent's account and shall make no disposition of such Collateral except in compliance with Section 7.1.

     4.4 Assignment of Payments Under Certain U.S. Government Contracts and U.S. Government Accounts. Each Credit Party shall use its best efforts to promptly secure, for each U.S. Government Contract or U.S. Government Account existing on the Closing Date, specific Assignments of payments due or to become due, and acknowledgments thereof within 90 days after the Closing Date. Upon the creation of any U.S. Government Contract or U.S. Government Account after the Closing Date, each Credit Party shall promptly thereafter execute and deliver to the Agent specific Assignments of payments due or to become due, and acknowledgements thereof, with respect to any such U.S. Government Account. Each Credit Party shall seek, and shall use commercially reasonable efforts to obtain, a Set-Off Waiver acceptable to the Agent in its sole discretion as to each U.S. Government Contract or U.S. Government Account, whether in existence on the Closing Date or created thereafter. The Borrower shall execute and deliver any and all documents and take all steps necessary to protect the Agent's interest in the Collateral under the Federal Assignment of Claims Act and deliver to the Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between any Credit Party and the U.S. Government or Other Government. Without limiting the generality of the foregoing, the Borrower shall promptly notify the Agent when the Borrower obtains any new U. S. Government Contract or U. S. Government Account for which Payments are to be specifically assigned to the Agent pursuant to this Agreement, and the Borrower shall furnish to the Agent, upon request, a copy of each Government Contract of the Borrower and a copy of each amendment thereto or modification thereof which changes the price of such contract or the amount funded to pay for such contract, except to the extent that furnishing such copies may be prohibited by government security regulations or by the terms of such contract. The separate Assignment to the Agent of a right to payment under specific U.S. Government Contracts, as contemplated under this Section, shall not be deemed to limit the Agent's security interest to Payments under those particular U.S. Government Contracts and the related U.S. Government Accounts, but rather the Agent's security interest, as stated above, shall extend to Payments under any and all U.S. Government Contracts and the related U.S. Government Accounts and proceeds thereof, now or hereafter owned or acquired by a Credit Party.

     4.5 Assignment of Payments Under Certain Other Government Contracts and Other Government Accounts. If requested by the Agent, on or after 90 days following the Closing Date, and thereafter upon the creation of any Other Government Contract or Other Government Account, the applicable Credit Party shall promptly thereafter deliver to the Agent specific assignments of payments due or to become due, and acknowledgments thereof, with respect to any Other Government Account designated by the Agent and shall provide Set-Off Waivers acceptable to the Agent in its sole discretion. The Borrower shall execute and deliver any and all documents and take any and all steps necessary to provide the Agent with an assignment, acceptable to the Agent in its sole discretion, with respect to such Other Government Contract or Other Government Account, and take all steps necessary to protect the Agent's interest in the Collateral under State Government Contracts Law and deliver to the Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between any Credit Party and an Other Government. Without limiting the generality of the foregoing, such Credit Party shall promptly notify the Agent when the Borrower obtains any new Other Government Contract or Other Government Account for which Payments are to be specifically assigned to the Agent pursuant to this Agreement, and the Borrower shall furnish to the Agent, upon request, a copy of each Other Government Contract of the Borrower and a copy of each amendment thereto or modification thereof which changes the price of such contract or the amount funded to pay for such contract, except to the extent that furnishing such copies may be prohibited by government security regulations or by the terms of such contract. The separate assignment to the Agent of a right to payment under specific Other Government Contracts, as contemplated under this Section, shall not be deemed to limit the Agent's security interest to payments under those particular Other Government Contracts and the related Other Government Accounts, but rather the Agent's security interest, as stated above, shall extend to Payments under any and all Other Government Contracts and the related Other Government Accounts and proceeds thereof, now or hereafter owned or acquired by the Credit Party. Each such Person is now in compliance and hereby covenants and agrees that it will in the future comply with any and all of the requirements of the Assignment of Claims Act and applicable State Government Contracts Law, where such statutes are applicable to any U.S. Government Contract or Other Government Contract.

     4.6 Additional Remedy for Failure to Assign Payments. The Credit Parties acknowledge that the Agent will be irreparably harmed if a Credit Party fails to assign Payments due or to become due under any Government Contract when required by this Agreement in the event a Receivable which constitutes an Eligible Receivable becomes a Receivable that is not an Eligible Receivable, and that the Agent shall, under such circumstances, have no adequate remedy at law. Therefore, the Credit Parties agree that the Agent shall be entitled to the following remedies in such event, in addition to all other remedies allowed by law or under this Agreement,

           (a) an injunction compelling the Credit Parties' compliance with the provisions of this Agreement requiring the Credit Party to assign Payments due or to become due under any Government Contract;

           (b) the appointment of a receiver, with instructions that the receiver shall comply, in the Credit Party's name and on its behalf, with the provisions of this Agreement requiring the Credit Party to assign Payments due or to become due under any Government Contract; and

           (c) such other or further equitable relief as may be necessary or desirable to secure to the Agent the benefits of the rights of an assignee under the Assignment of Claims Act or State Government Contracts Law.

     4.7 Preservation of Collateral. If a Default or Event of Default occurs and is continuing, in addition to the rights and remedies set forth in Section
11.1 hereof, the Agent: (a) may at any time take such steps as the Agent deems necessary to protect the Agent's interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as the Agent may deem appropriate; (b) may employ and maintain at any of the Credit Parties' premises a custodian who shall have full authority to do all acts necessary to protect the Agent's interests in the Collateral; (c) may lease warehouse facilities to which the Agent may move all or part of the Collateral; (d) may use the Credit Parties' owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of the Credit Parties' owned or leased property. Agent shall attempt in good faith to exercise such right of ingress and egress during normal business hours. Borrower shall cooperate fully with all of the Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Agent may direct. All of the Agent's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to Borrower's Account as a Revolving Advance and added to the Obligations.

     4.8 Ownership of Collateral. With respect to the Collateral, at the time the Collateral becomes subject to the Agent's security interest: (a) the applicable Credit Party shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a security interest, which shall be of first priority but subject to Permitted Encumbrances, in each and every item of the its respective Collateral to the Agent, except for a default caused by the grant of the Lien hereunder in violation of a nonassignment provision in such Collateral to the extent such non-assignment provision is not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code; and, except for such Permitted Encumbrances the Collateral shall be free and clear of all Liens and encumbrances whatsoever; or (b) each document and agreement executed by the Credit Parties (or any of them) or delivered to the Agent or any Lender in connection with this Agreement shall be true and correct in all respects; and (c) all signatures and endorsements of any Credit Party that appear on such documents and agreements shall be genuine and Borrower shall have full capacity to execute same. Schedule 4.8(a) sets forth a true, correct and complete list of each Credit Party's Aircraft (including Small Fixed-Wing Aircraft and Rotary Wing Aircraft), Engines and Propellers each capable of producing at least 750 horsepower or the equivalent thereof, identifying which of the foregoing categories in which each such item is properly categorized, identifying each such item by manufacturer, model and serial number and in the case of Aircraft, federal identification number.
Schedule 4.8(b) sets forth a true, correct and complete list of the locations where all Inventory and Parts of the Credit Parties are located. All Inventory, Equipment and Parts shall at all times (other than as consented to by the Agent in writing) be located at the locations set forth on Schedule 4.8(b), except with respect to (i) the sale of Inventory in the ordinary course of business;
(ii) Collateral which is in transit in the ordinary course of such Credit Party's business; (iii) Aircraft, Engines, Propellers and Parts and other related Equipment in use or subject to off-site maintenance in the ordinary course of such Credit Party's business, and (iv) other Collateral to the extent permitted in Section 7.1 hereof. Schedule 4.8(a) sets forth each location where the Borrower or any Credit Party conducts business (the "Premises"). No Credit Party may maintain any item of Collateral consisting of Rotary Wing Aircraft or Small Fixed-Wing Aircraft in a location outside the United States for a period in excess of thirty (30) days in any fiscal year without the prior written consent of the Agent, which consent shall not be unreasonably withheld. Days during which such item of Collateral is in transit are not counted toward such thirty (30) day limitation. Each Credit Party shall provide to the Agent written reports as to the location of Collateral consisting of Rotary Wing Aircraft and Small Fixed-Wing Aircraft indicating whether such Collateral is located within or outside the United States.

     4.9 Defense of the Agent's and Lenders' Interests. Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, the Agent's interests in the Collateral shall continue in full force and effect. During such period no Credit Party shall, without the Agent's prior written consent, pledge, sell (except Inventory in the ordinary course of business and Equipment to the extent permitted in Section 4.3 hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral. The Credit Parties shall take all action that may be necessary, or that the Agent may reasonably request, defend the Agent's interests in the Collateral against any and all Persons whatsoever. At any time following demand by the Agent for payment of all Obligations, the Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials. If the Agent exercises this right to take possession of the Collateral, the Credit Parties shall, upon demand, assemble it in a reasonable manner and make it available to the Agent at a place reasonably convenient to the Agent. In addition, with respect to all Collateral, the Agent and Lenders shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. If an Event of Default has occurred and is continuing, the Credit Parties shall at the request of the Agent, and the Agent may, at its option, instruct all suppliers, carriers, forwarders, warehousers or others receiving or holding cash, checks, Inventory, documents or instruments in which the Agent holds a security interest to deliver same to the Agent and/or subject to the Agent's order and if they shall come into any Credit Party's possession, they, and each of them, shall be held by such Credit Party in trust as the Agent's trustee, and such Credit Party will promptly, an in any event within one Business Day of receipt, deliver them to the Agent in their original form together with any necessary endorsement.

     4.10 Books and Records. Each Credit Party shall (a) keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books, from its earnings, allowances against doubtful Receivables, advances and investments and all other proper accruals (including without limitation by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by the Credit Parties.

     4.11 Financial Disclosure. Each Credit Party hereby irrevocably authorizes and directs all accountants and auditors employed by such Credit Party at any time during the Term to exhibit and deliver to the Agent and each Lender copies of any of such Credit Party's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to the Agent and each Lender any information such accountants may have concerning such Credit Party's financial status and business operations. Each Credit Party hereby authorizes all federal, state and municipal authorities to furnish to the Agent and each Lender copies of reports or examinations relating to such Credit Party, whether made by such Credit Party or otherwise. The Agent and each Lender will attempt to obtain such information or materials directly from the Credit Parties prior to obtaining such information or materials from such accountants or such authorities.

     4.12 Compliance with Laws. Each Credit Party shall comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of such Credit Party's business the non-compliance with which could reasonably be expected to have a Material Adverse Effect. Each Credit Party may, however, contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials in any reasonable manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of the Agent to protect the Agent's Lien on or security interest in the Collateral. The Collateral at all times shall be maintained in accordance with the requirements of all insurance carriers which provide insurance with respect to the Collateral so that such insurance shall remain in full force and effect.

     4.13 Inspection of Premises. At all reasonable times the Agent (on behalf of one or more Lenders) upon reasonable notice to the Credit Parties shall have full access to and the right to audit, check, inspect and make abstracts and copies from the Credit Parties' books, records, audits, correspondence and all other papers relating to the Collateral and the operation of Borrower's business. The Agent (on behalf of one or more Lenders) may enter upon any of the Credit Parties' premises at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of the Credit Parties' businesses.

     4.14 Insurance. The Credit Parties shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral. At its own cost and expense in amounts and with carriers acceptable to the Agent in its sole discretion (or, with respect to clause (b), all Lenders), each Credit Party shall (a) maintain with financially sound and reputable insurance companies insurance with respect to its properties and business against loss and damage of the kinds customarily insured against by Persons engaged in the same or similar businesses operating in the same or similar locations, of such types and such amounts as are customarily carried under similar circumstances by such other Persons; (b) maintain such confiscation, expropriation, and war risk and allied perils (including without limitation terrorism) insurance and hijacking insurance coverage as is acceptable to all Lenders and not change the coverage amounts, terms, conditions or exclusions with respect thereto without the consent of all Lenders; (c) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which such Credit Party is engaged in business; and (d) furnish the Agent with
(i) a status report with respect to the renewal of such policies no later than ten days before the expiration date and (ii) evidence of the maintenance of such policies by the renewal thereof no later than the expiration date, and (iii) appropriate loss payable endorsements in form and substance acceptable to the Agent in its sole discretion, naming the Agent as an additional insured or, if acceptable to Agent in its sole discretion, loss payee, as its interests may appear with respect to all such insurance coverage, and providing (A) that all proceeds thereunder shall be payable to the Agent, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and additional insured or loss payable clauses may not be cancelled, amended or terminated unless at least seven (7) days' prior written notice is given to the Agent. The Credit Parties shall provide copies of all such insurance policies (including appropriate loss payee and additional insured endorsements) within thirty (30) days after Agent's request, it being understood that only certificates of such insurance shall be required at Closing. In the event of any loss thereunder, the carriers named therein hereby are directed by the Agent and such Credit Party to make payment for such loss to the Agent and not to such Credit Party and the Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to any Credit Party and the Agent jointly, the Agent may endorse such Credit Party's name thereon and do such other things as the Agent may deem advisable to reduce the same to cash. All loss recoveries received by the Agent upon any such insurance may be applied to the Obligations, in such order as the Agent in its sole discretion shall determine after consultation with the affected Credit Party. Any surplus shall be paid by the Agent to the applicable Credit Party or applied as may be otherwise required by law. Anything hereinabove to the contrary notwithstanding, and subject to the fulfillment of the conditions set forth below, the Agent shall remit to Borrower (for the benefit of the Credit Parties) insurance proceeds received by the Agent during any calendar year under insurance policies procured and maintained by the Credit Parties. The agreement of the Agent to remit insurance proceeds in the manner above provided shall be subject in each instance to satisfaction of each of the following conditions:
(x) No Event of Default or Default shall then have occurred, and (y) the Credit Parties shall use such insurance proceeds to repair, replace or restore the insurable property which was the subject of the insurable loss and for no other purpose.

     4.15 Failure to Pay Insurance. If any Credit Party fails to obtain insurance as hereinabove provided, or to keep the same in force, the Agent, if the Agent so elects, may obtain such insurance and pay the premium therefor on behalf of such Credit Party, and charge Borrower's Account therefor as a Revolving Advance of a Domestic Rate Loan and such expenses so paid shall be part of the Obligations.

     4.16 Payment of Taxes. Each Credit Party will pay, when due, all taxes, assessments and other Charges lawfully levied or assessed upon it or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes unless the same are being contested in good faith, adequate reserves in accordance with GAAP are being maintained, and no Lien on any Collateral shall result, unless such Lien is fully bonded under a surety policy reasonably acceptable to Agent. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between any of the Credit Parties and the Agent or any Lender which the Agent or any Lender may be required to withhold or pay or if any taxes, assessments, or other Charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in the Agent's opinion, may possibly create a valid Lien on the Collateral, the Agent may without notice to any Credit Party pay the taxes, assessments or other Charges and the Credit Parties hereby jointly and severally indemnify and hold the Agent and each Lender harmless in respect thereof. Notwithstanding anything herein to the contrary, the Credit Parties shall not be liable to indemnify in any manner the Agent or any Lender pursuant to this
Section 4.16 for any taxes described in Sections 3.11(w), (x), (y) or (z). The Agent will not pay any taxes, assessments or Charges to the extent that any Credit Party has contested or disputed those taxes, assessments or Charges in good faith, by expeditious protest, administrative or judicial appeal or similar proceeding provided that any related tax lien is stayed and sufficient reserves are established to the reasonable satisfaction of the Agent to protect the Agent's security interest in or Lien on the Collateral. The amount of any payment by the Agent for which the Agent is indemnified under this Section 4.16 shall be charged to Borrower's Account as a Revolving Advance and added to the Obligations.

     4.17 Payment of Leasehold Obligations. Each Credit Party shall at all times pay, when and as due, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at the Agent's reasonable request will provide evidence of having done so, except to the extent that the aggregate rental payments under such lease is not in excess of $2,000,000.

     4.18  Receivables.

           (a) Nature of Receivables. Except as set forth on Schedule 4.18(a), each of the Receivables shall be a bona fide and valid account representing a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of the applicable Credit Party, or work, labor or services theretofore rendered by such Credit Party as of the date each Receivable is created. Same shall be due and owing in accordance with such Credit Party's standard terms of sale without dispute, setoff or counterclaim except as may be stated on Schedule 4.18(a).

           (b) Solvency of Customers. Each Customer, to the best of the Credit Parties' knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which the Customer is obligated in full when due or with respect to such Customers of the Credit Parties who are not solvent, the applicable Credit Party has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables.

           (c) Location of Chief Executive Offices. Borrower's chief executive office and principal place of business is located at 3850 Three Mile Lane, McMinnville, Oregon 97128. Each Subsidiary's chief executive office and principal place of business is located at the address set forth on Schedule 4.18(c). Until written notice is given to the Agent by Borrower of any other office at which Borrower keeps its records pertaining to Receivables, all such records shall be kept at such chief executive office. The chief executive office and principal place of business of each Guarantor is as set forth on Schedule 4.18(c) hereto. Until written notice is given to the Agent by a Credit Party or Guarantor of any other office at which a Credit Party keeps its records pertaining to receivables, all such records shall be kept at such chief executive office or, if different, principal place of business.

           (d) Collection of Receivables. Until the Credit Parties' (or any one or more thereof) authority to do so is terminated by the Agent (which notice the Agent may give at any time following the occurrence of and during the continuation of an Event of Default or a Default, or when the Agent in its reasonable discretion deems it to be in Lenders' best interest to do so, each Credit Party will, at its sole cost and expense, but on the Agent's behalf and for the Agent's account, collect as the Agent's property and in trust for the Agent all amounts received on Receivables, and shall not commingle such collections with such Credit Party's funds or use the same except to pay Obligations. Each Credit Party shall deposit such amounts in the Blocked Account or, upon request by the Agent, deliver to the Agent, in original form and on the date of receipt thereof, whether in the form of checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness.

           (e) Notification of Assignment of Receivables. At any time following the occurrence of an Event of Default and during the continuation thereof, the Agent shall have the right to send notice of the assignment of, and the Agent's security interest in, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. At such time, the Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both. The Agent's actual collection expenses, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Borrower's Account and added to the Obligations.

           (f) Power of the Agent to Act on Borrower's Behalf. Under the circumstances provided in paragraphs (d) or (e) of this Section 4.18, the Agent shall have the right to receive, endorse, assign and/or deliver in the name of the Agent or any Credit Party any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and each Credit Party waives notice of presentment, protest and non-payment of any instrument so endorsed. Each Credit Party hereby constitutes the Agent or the Agent's designee as such Credit Party's attorney with power (i) to endorse such Credit Party's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (ii) to sign such Credit Party's name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables; (iii) to send verifications of Receivables to any Customer; (iv) to sign such Credit Party's name on all financing statements or any other documents or instruments deemed necessary or appropriate by the Agent to preserve, protect, or perfect the Agent's interest in the Collateral and to file same; (v) to demand payment of the Receivables; (vi) to enforce payment of the Receivables by legal proceedings or otherwise; (vii) to exercise all of such Credit Party's rights and remedies with respect to the collection of the Receivables and any other Collateral;
(viii) to settle, adjust, compromise, extend or renew the Receivables; (ix) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (x) to prepare, file and sign such Credit Party's name on a proof of claim in bankruptcy or similar document against any Customer; (xi) to prepare, file and sign Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; and
(xii) to do all other acts and things necessary to carry out this Agreement. All acts of such attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence; this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid. The Agent shall have the right at any time following the occurrence and during the continuation of an Event of Default, to change the address for delivery of mail addressed to any Credit Party to such address as the Agent may designate and to receive, open and dispose of all mail addressed to such Credit Party.

           (g) No Liability. Neither the Agent nor any Lender shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom except as a result of the gross negligence or willful misconduct of the Agent or such Lender. Following the occurrence of an Event of Default and during the continuation thereof the Agent may, without notice or consent from any Credit Party, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. The Agent is authorized and empowered to accept following the occurrence of an Event of Default or Default and during the continuation thereof the return of the goods represented by any of the Receivables, without notice to or consent by any Credit Party, all without discharging or in any way affecting any Credit Party's liability hereunder.

           (h) Establishment of Deposit Accounts. The Credit Parties have entered into one or more Blocked Account Agreements acceptable to Agent in its sole discretion with the depositary institutions set forth on Schedule 4.18(h) (each such institution, a "Designated Depositary") relating to one or more deposit accounts at each such Designated Depositary (each such agreement, together with any replacements, amendments and modifications thereof acceptable to the Agent, a "Blocked Account Agreement"). On or prior to the expiration of 180 days after the Closing Date, the Credit Parties shall establish at the Agent one or more deposit accounts, which shall be blocked accounts acceptable to Agent in its sole discretion in the name of Borrower or a Credit Party; provided, that the foregoing shall not be applicable to (i) payroll accounts; and (ii) such deposit accounts as are legally required to be maintained at the Designated Depositary and provided, further that the Credit Parties shall not be required to establish at the Agent any such deposit account to the extent that the Agent is unable to offer substantially similar services in the Agent's reasonable business judgment with respect to such deposit account as are offered by the existing Designated Depositary. Each such deposit account, whether established at a Designated Depositary or at the Agent, shall be referred to as a "Blocked Account". All proceeds of Receivables shall be deposited within one business day of receipt in a Blocked Account. All funds deposited in the Blocked Accounts shall immediately become the property of the Agent. Neither the Agent nor any Lender assumes any responsibility for such blocked account arrangement, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

           (i) Adjustments. No Credit Party will, without the Agent's consent, compromise or adjust any material amount of the Receivables (or extend the time for payment thereof) or accept any material returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the business of such Credit Party.

     4.19 Inventory. To the extent Inventory has been produced by a Credit Party, it has been and will be produced by such Credit Party in accordance in all material respects with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder. Each Credit Party shall provide to the Agent, (i) within thirty calendar days from the end of each fiscal quarter, a Current Valuation of each item of Inventory which such Credit Party intends to include as Eligible Inventory and (ii) within ten calendar days of the end of each calendar month, a Stock Status Report on each item of Inventory.

     4.20 Maintenance and Valuation of Equipment. The Equipment shall be maintained in such operating condition and repair (reasonable wear and tear excepted) and such necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, in either case, in accordance with prudent industry standards excluding unused and obsolete equipment not material to the business of the Credit Parties. No Credit Party shall use or operate the Equipment in violation of any law, statute, ordinance, code, rule or regulation. The Credit Parties shall have the right to sell Equipment to the extent set forth in Section 4.3 hereof. Each Credit Party shall provide to the Agent, within thirty calendar days from the end of each fiscal year, a Current Valuation of each item of Equipment which such Credit Party intends to include as Eligible Equipment.

     4.21 Exculpation of Liability. Nothing herein contained shall be construed to constitute the Agent or any Lender as any Credit Party's the Agent for any purpose whatsoever, nor shall the Agent or any Lender be responsible or liable, except as a result of the gross negligence or willful misconduct of the Agent or Lender, as applicable, for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither the Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assume any of the Credit Parties' obligations under any contract or agreement assigned to the Agent or such Lender, and neither the Agent nor any Lender shall be responsible in any way for the performance by such Credit Party of any of the terms and conditions thereof.

     4.22 Environmental Matters. Each Credit Party shall ensure that any Premises material to the business of the Credit Parties remain in compliance in all material respects with all applicable Environmental Laws and that such Credit Parties shall not place or permit to be placed any Hazardous Substances on any of the Premises except in compliance in all material respects with applicable law.

           (a) Each Credit Party shall maintain continued compliance in all material respects with all applicable Environmental Laws.

           (b) Each Credit Party shall, where material to the business of the Credit Parties: (i) employ technology required by applicable Environmental Laws in connection with the use of Premises material to the business of the Credit Parties and (ii) dispose of any and all Hazardous Waste generated at any of the Premises in compliance with applicable Environmental Laws, and obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators employed by such Credit Party in connection with the transport or disposal of any Hazardous Waste generated at the Premises, all as and to the extent required by applicable Environmental Laws.

           (c) In the event that any Credit Party obtains, gives or receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Substances that is not permitted under applicable Environmental Laws at any Premises material to the business of the Credit Parties (any such event being hereinafter referred to as a "Hazardous Discharge") or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at such Premises, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge, Environmental Complaint or violation of Environmental Laws affecting the Premises or such Credit Party's interest therein (any of the foregoing is referred to herein as an "Environmental Complaint") from any Person, including any state agency responsible in whole or in part for environmental matters in the state in which the collateral is located or the United States Environmental Protection Agency (any such person or entity hereinafter the "Authority") and such Environmental Complaint may reasonably be expected to be material to the business of the Credit Parties, then such Credit Party shall, within ten (10) Business Days, give written notice of same to the Agent and, upon request from the Agent, shall promptly forward to Agent copies of material documents and reports concerning a Hazardous Discharge at any of the Premises that such Credit Party is required to file under any Environmental Laws. Such information is to be provided to allow the Agent to protect its security interest in the Premises and the Collateral and is not intended to create nor shall it create any obligation upon the Agent or any Lender with respect thereto.

           (d) Each Credit Party shall, where material to the business of the Credit Parties, promptly forward to the Agent copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances at any other site owned, operated or used by such Credit Party to dispose of Hazardous Substances and shall continue to forward copies of such material correspondence between such Credit Party and the Authority regarding such claims to the Agent until the claim is settled. Each Credit Party shall promptly forward to the Agent copies of all material documents and reports concerning a Hazardous Discharge that may reasonably be expected to be material to the business of the Credit Parties at any of the Premises that such Credit Party is required to file under any Environmental Laws. Such information is to be provided solely to allow the Agent to protect the Agent's security interest in the Collateral.

           (e) Each Credit Party shall respond reasonably promptly to any Hazardous Discharge or Environmental Complaint that may reasonably be expected to be material to the business of the Credit Parties and take all reasonably necessary action in connection therewith in order to comply with Environmental Laws and to avoid subjecting the Collateral or Premises to any Lien. If a Credit Party shall fail to respond promptly to any such Hazardous Discharge or Environmental Complaint or shall fail to comply in any material respect with any of the requirements of any Environmental Laws, the Agent on behalf of Lenders may, but without the obligation to do so, for the sole purpose of protecting the Agent's interest in the Collateral: (A) give such notices or (B) enter onto the Premises (or authorize third parties to enter onto the Premises) and take such actions as the Agent (or such third parties as directed by the

Agent) deem reasonably necessary or advisable, under applicable Environmental Law, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint. All reasonable costs and expenses incurred by the Agent and Lenders (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for Domestic Rate Loans constituting Revolving Advances shall be paid upon demand by Borrower, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement or any other agreement between the Agent, any Lender and Borrower or any other Credit Party.

           (f) Promptly upon the reasonable written request of the Agent from time to time, the Credit Parties shall provide the Agent, at the Credit Parties' expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable to the Agent in its reasonable discretion, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within any of the Premises material to the business of the Credit Parties. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be reasonably acceptable to the Agent. If an Event of Default shall have occurred and be continuing, and if such estimates, individually or in the aggregate, exceed $250,000, the Agent shall have the right to require the applicable Credit Party to post a bond, letter of credit or other security reasonably acceptable to the Agent to secure payment of these costs and expenses.

           (g) The Credit Parties shall, jointly and severally, defend and indemnify the Agent and Lenders and hold the Agent, Lenders and their respective employees, the Agents, directors and officers harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorney's fees, suffered or incurred by the Agent or Lenders under or on account of any Environmental Laws, including, without limitation, the assertion of any Lien thereunder, with respect to any Release of a Hazardous Substance, the presence of any Hazardous Substances affecting any of the Premises, whether or not the same originates or emerges from any of the Premises or any contiguous real estate, including any loss of value of the Premises as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to the Release of any Hazardous Substance resulting from actions on the part of the Agent or any Lender, or is attributable to a Release of Hazardous Substances occurring after the date the Lenders take control of the applicable Premises. The Credit Parties' obligations under this Section 4.22 shall arise upon the discovery of the presence of any Hazardous Substances at the Premises, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. The Credit Parties' obligation and the indemnifications hereunder shall survive the termination of this Agreement.

           (h) For purposes of Section 4.22 and 5.7, all references to Premises shall be deemed to include all of any Credit Party's right, title and interest in and to its leased premises.

     4.23 Financing Statements. Except as respects the financing statements filed by the Agent and the financing statements described on Schedule 1.2, no financing statement effective to perfect a Lien covering any of the Collateral or any proceeds thereof is on file in any public office except such financing statements as relate solely to Permitted Encumbrances.

     4.24  Certain Additional Provisions Concerning Aircraft-Related Collateral.
(a) Each Credit party will perform each and all of the following:

     (i) Record, register and file this Agreement, as well as such notices, financing statements, Supplements, and/or other documents or instruments as may, from time to time, be requested by the Agent to fully carry out the intent of this Agreement, with the FAA in Oklahoma City, Oklahoma, United States of America (or at such other office as the FAA may designate), promptly after the execution and delivery of this Agreement or any Supplement, and such other administrative or governmental agencies, whether domestic or foreign, as may be determined by the Agent to be necessary or advisable in order to establish, confirm, maintain and/or perfect the security interest and Lien created hereunder, as a legal, valid, and binding, security interest and Lien, which shall be of first priority subject to Permitted Encumbrances, upon the Aircraft-Related Collateral;

     (ii) Furnish to the Agent evidence of every such recording, registering and filing; and

     (iii) Execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments and/or acts as the Agent determines are necessary or required to fully carry out the intent and purpose of this Agreement or to subject the Aircraft-Related Collateral to the security interest and Lien created hereunder, including, without limitation: (i) any and all acts and things which may be reasonably requested by the Agent with respect to complying with or remaining subject to the Geneva Convention, the laws and regulations of the FAA, or the laws and regulations of any of the various states or countries in which the Aircraft-Related Collateral owned by it is or may fly over, operate in, or become located at; and (ii) defending the title of such Credit Party to the Aircraft-Related Collateral by means of negotiation and, if necessary, appropriate legal proceedings, against each and every party claiming an interest therein contrary or adverse to such Credit Party's title to same.

     (b) Schedule 4.24 sets forth the location of each item of Aircraft-Related Collateral constituting Spare Parts (the location of each such item, as modified from time to time in accordance with this Section 4.24, its "Designated Location"). Except as provided in this paragraph and paragraph (e) below, no Credit Party shall move any Aircraft-Related Collateral consisting of Spare Parts from a Designated Location; provided that the Credit Parties may move or otherwise take actions with respect to Spare Parts provided that the aggregate value of such Spare Parts as determined in accordance with the Stock Status Reports shall not at any time exceed $5,000,000 except as such parts are used in or on other Aircraft Related Collateral in use or subject to off-site maintenance. The Parts will be maintained by or on behalf of Evergreen International Airlines, Inc. or Evergreen Helicopters, Inc.

     (c) Upon (i) a Credit Party's acquiring rights in or to any airframe, engine, propeller, or "spare part" or "appliance" (as such terms are defined in 49 U.S.C. Sec. 40102(a)(38)) which, at the time such Credit Party acquires such rights, is not Aircraft-Related Collateral hereunder, (ii) the replacement or substitution of any item of Aircraft-Related Collateral or (iii) the movement of any Aircraft-Related Collateral constituting Spare Parts to a location which is not a Designated Location (except as may otherwise be allowed under this Agreement), the Credit Party shall promptly notify the Agent of such event and execute and deliver to the Agent a supplement in such form so as to provide, upon the filing thereof in the manner provided in this Section 4.24, for the Agent's having a perfected Lien in and to such additional asset or replacement item, which shall be of first priority subject to any Permitted Encumbrance, or in and to any Spare Parts kept at such new location (a "Supplement").

V.   REPRESENTATIONS AND WARRANTIES.

     Each Credit Party and the Parent Company represents and warrants as follows:

     5.1 Authority. Each such Person has full power, authority and legal right to enter into this Agreement and the Other Documents to which it is a party and to perform all its respective Obligations hereunder and thereunder. This Agreement and the Other Documents to which any such Person is a party constitute the legal, valid and binding obligation of such Credit Party, enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Agreement and of the Other Documents (a) are within each such Person's organizational powers, have been duly authorized, are not in contravention of law or the terms of each such Person's by-laws, certificate of incorporation or other applicable documents relating to such Person's formation or to the conduct of such Person's business or of any material agreement or undertaking to which such Person is a party or by which such Person or its property is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of any such Person under the provisions of any material agreement, charter document, instrument, by-law, or other instrument to which any such Person is a party or by which it or its property may be bound, except, in the case of agreements, contracts or instruments subject to clauses (a) or
(b), to the extent such contract, instrument or agreement cannot be assigned pursuant to its terms and such nonassignment provision would not be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code.

     5.2 Formation and Qualification. (a) Each such Person (i) is an entity of the nature set forth on Schedule 5.2(a); (ii) is duly organized and in good standing under the laws of the state of its incorporation and is qualified to do business and is in good standing in all states in which qualification and good standing are necessary for such Person to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect. No such Person has filed a certificate or incorporation, articles of incorporation or other similar constituent documents in a jurisdiction other than its jurisdiction of incorporation. Each such Person has delivered to the Agent true and complete copies of its certificate of incorporation articles of incorporation or other constituent documents and by-laws and will promptly notify the Agent of any amendment or changes thereto that would materially affect the rights or remedies of Agent or any Lender hereunder. The state of incorporation of each such Person is set forth on
Schedule 5.2(a).

     (b) A true and complete list of all Subsidiaries of each such Person is set forth on Schedule 5.2(b). None of such Subsidiaries which is organized under the laws of a jurisdiction other than a state of the United States is a Significant Subsidiary.

     5.3 Survival of Representations and Warranties. All representations and warranties of the Credit Parties contained in this Agreement and the Other Documents shall be true at the time of their execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

     5.4 Tax Returns. Each such Person's federal tax identification number is set forth on Schedule 5.4. Each such Person has filed all federal, state and local tax returns and other reports each is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable, except for the payment of such taxes as are being contested in good faith and for which adequate reserves in accordance with GAAP have been established and which failure to pay shall not create a lien on any of the Collateral not fully bonded by a surety policy acceptable to Agent in its sole discretion. Except as set forth on Schedule 5.4, none of the Credit Parties is currently undergoing an audit of any tax returns or declarations, nor has any Credit Party been contacted by any taxing authority with respect to such Credit Party's tax returns or declarations for any period. The provision for taxes on the books of each of the Credit Parties is adequate for all years not closed by applicable statutes, and for its current fiscal year. Except as set forth in
Schedule 5.4, none of the Credit Parties has knowledge of any actual or threatened tax deficiency or assessment not adequately provided for on its books.

     5.5   Financial Statements.

           (a) The pro forma consolidated and consolidating balance sheets of Borrower and Parent Company (the "Pro Forma Balance Sheet") furnished to the Agent on the Closing Date reflects the consummation of the transactions contemplated under this Agreement (the "Transactions") and is accurate, complete and correct and fairly reflects the financial condition of Borrower as of the Closing Date after giving effect to the Transactions, and has been prepared in accordance with GAAP, consistently applied. The Pro Forma Balance Sheet has been certified as accurate, complete and correct in all material respects by the President and Chief Financial Officer of Borrower and Parent Company, respectively. All financial statements referred to in this subsection (a), including the related schedules and notes thereto, have been prepared in accordance with GAAP, except as may be disclosed in such financial statements.

           (b) The twelve-month cash flow projections of Borrower and Parent Company and each entity's projected balance sheets as of the Closing Date, copies of which are annexed hereto as

Exhibit 5.5(b) (the "Projections") were prepared by the Chief Financial Officer of Borrower or Parent Company, as applicable, are based on underlying assumptions which provide a basis for the projections contained therein that were reasonable at the time such Projections were prepared and reflect both Borrower and Parent Company's judgment based on present circumstances of the most likely set of conditions and course of action for the projected period. No assurance can be given that results of operations of Borrower and Parent Company will comport with the Projections. The cash flow Projections together with the Pro Forma Balance Sheet, are referred to as the "Pro Forma Financial Statements".

           (c) The monthly internal and annual audited consolidated and consolidating balance sheets of Borrower and its Subsidiaries and such other Persons described therein (including the accounts of all Subsidiaries for the respective periods during which a subsidiary relationship existed) as of February 28, 2003, and the related statements of income, changes in stockholder's equity, and changes in cash flow for the period ended on such date, monthly accounts receivable and accounts payable agings, and monthly inventory designations, all accompanied by reports thereon containing opinions by independent certified public accountants, copies of which have been delivered to the Agent, have been prepared in accordance with GAAP, consistently applied (except for changes in application in which such accountants concur) and present fairly the financial position of Borrower and its Subsidiaries at such date and the results of their operations for such period. Since February 28, 2003 there has been no circumstance which has constituted a Material Adverse Effect.

     5.6 Corporate Name. None of such Persons has been known by any other corporate name in the past five years and does not sell Inventory under any other name except as set forth on Schedule 5.6, nor has any such Person been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any other Person during the preceding five
(5) years.

     5.7   O.S.H.A. and Environmental Compliance. Except as disclosed in
Schedule 5.7:

           (a) Each Credit Party has duly complied with, and its facilities, business, assets, property, leaseholds and Equipment are in compliance in all material respects with, the provisions of, applicable Environmental Laws; there are no outstanding citations, notices or orders of non-compliance issued to any Credit Party or relating to its business, assets, property, leaseholds or Equipment under any such laws, rules or regulations, which citations, notices or orders can reasonably be expected to result in a potential liability in excess of $10,000.

           (b) Each Credit Party has been issued all required federal, state and local licenses, certificates or permits required by applicable Environmental Laws.

           (c) To the best knowledge of the Credit Parties and except for such matters as could not be reasonably expected to be material to the business of the Credit Parties: (i) There are no visible signs of releases, spills, discharges, leaks or disposal (each, a "Release", and collectively referred to as "Releases") of Hazardous Substances at, upon, under or within any Premises or any premises leased by any Credit Party; (ii) there are no underground storage tanks or polychlorinated biphenyls on the Premises or any premises leased by any Credit Party; (iii) neither the Premises nor any premises leased by any Credit Party has ever been used as a treatment, storage or disposal facility of Hazardous Waste; and (iv) no Hazardous Substances are present on the Premises or any premises leased by any Credit Party, excepting such quantities as are handled in accordance with all applicable Environmental Laws.

     5.8   Solvency; No Litigation, Violation, Indebtedness or Default.

           (a) After giving effect to the Transactions, each such Person is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and all businesses in which it is about to engage, and (i) as of the Closing Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities and (ii) subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

           (b) Except as disclosed in Schedule 5.8(b), there is no pending or, to such Person's knowledge, threatened litigation, arbitration, actions or proceedings which could reasonably be expected to have a Material Adverse Effect.

           (c) None of such Persons is in violation of any applicable statute, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect, nor is any such Person in violation of any order of any court, governmental authority or arbitration board or tribunal which could reasonably be expected to have a Material Adverse Effect. Neither the execution of this Agreement by any such Person, nor the performance by any such Person of its obligations hereunder, will result in any violation of any applicable statute, regulation or ordinance applicable to any such Person or order of any court, governmental authority or arbitration board or tribunal having jurisdiction over any such Person which could reasonably be expected to have a Material Adverse Effect.

           (d) Neither Borrower nor any member of the Controlled Group maintains or contributes to any Plan other than those listed on Schedule 5.8(d) hereto. Except as set forth in Schedule 5.8(d), (i) no Plan has incurred any "accumulated funding deficiency," as defined in Section 302(a)(2) of ERISA and
Section 412(a) of the Code, whether or not waived, and Borrower and each member of the Controlled Group has met all applicable minimum funding requirements under Section 302 of ERISA in respect of each Plan, (ii) each Plan which is intended to be a qualified plan under Section 401(a) of the Code as currently in effect has been determined by the Internal Revenue Service to be qualified under
Section 401(a) of the Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Code, (iii) neither Borrower nor any member of the Controlled Group has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due which are unpaid, (iv) no Plan has been terminated by the plan administrator thereof nor by the PBGC, and there is no occurrence which would cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan, (v) at this time, the current value of the assets of each Plan exceeds the present value of the accrued benefits and other liabilities of such Plan and neither Borrower nor any member of the Controlled Group knows of any facts or circumstances which would materially change the value of such assets and accrued benefits and other liabilities, (vi) neither Borrower nor any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it by ERISA with respect to any Plan, (vii) neither Borrower nor any member of a Controlled Group has incurred any liability for any excise tax arising under Section 4972 or 4980B of the Code, and no fact exists which could give rise to any such liability, (viii) neither Borrower nor any member of the Controlled Group nor any fiduciary of, nor any trustee to, any Plan, has engaged in a nonexempt "prohibited transaction" described in Section 406 of the ERISA or
Section 4975 of the Code nor taken any action which would constitute or result in a Termination Event with respect to any such Plan which is subject to ERISA,
(ix) Borrower and each member of the Controlled Group has made all contributions due and payable with respect to each Plan, (x) there exists no event described in Section 4043(b) of ERISA, for which the thirty (30) day notice period contained in 29 CFR Section 2615.3 has not been waived, (xi) neither Borrower nor any member of the Controlled Group has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than employees or former employees of Borrower and any member of the Controlled Group, and (xii) neither Borrower nor any member of the Controlled Group has withdrawn, completely or partially, from any Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

     5.9   Patents, Trademarks, Copyrights and Licenses. Set forth on Schedule
5.9 are all patents, patent applications, registered or material unregistered trademarks, trademark applications, registered or material unregistered service marks, service mark applications, tradenames, assumed names, registered or material unregistered copyrights and copyright applications owned by the Credit Parties and material licenses of the Credit Parties' to intellectual property. Except as set forth on Schedule 5.9, to the Credit Parties' knowledge, the Intellectual Property Collateral is valid and subsisting in all material respects and, to the Credit Parties' knowledge, has not been adjudged invalid or unenforceable, in whole or in part. To the Credit Parties' knowledge, the Intellectual Property Collateral and any third party intellectual property licensed to the Credit Parties constitute all of the intellectual property rights which are necessary for the operation of its business as currently conducted. To the Credit Parties' knowledge, there is no objection or pending challenge to the validity of the Intellectual Property Collateral that could reasonably be expected to have a Material Adverse Effect, except as set forth in Schedule 5.9. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, design right, copyright, copyright application and copyright license owned or held by any Credit Party and all trade secrets used by any Credit Party consist of original material or property developed by or licensed to a Credit Party or was lawfully acquired by the applicable Credit Party from the proper and lawful owner or licensor thereof.

     5.10 Licenses and Permits. Except as set forth in Schedule 5.10, each such Person (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state, provincial or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits could have a Material Adverse Effect.

     5.11 Default of Indebtedness. None of such Persons is in default in the payment of the principal of or interest on any Material Indebtedness or under any instrument or agreement under or subject to which any Material Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

     5.12 No Default. None of such Persons is in default in the payment or performance of any of its contractual obligations material to its business and no Default has occurred.

     5.13 No Burdensome Restrictions. None of such Persons is party to any contract or agreement the performance of which could have a Material Adverse Effect. None of such Persons has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance. Except as set forth on Schedule 5.13, none of such Persons is currently obligated under or engaged in a transaction with any Affiliate other than such transactions which are on substantially the same terms and conditions as are or would be applicable to a similar transaction with an unaffiliated party, except for royalty free intellectual property licenses among Affiliates of the Credit Parties.

     5.14 No Labor Disputes. Except as set forth on Schedule 5.14, none of such Persons is involved in any labor dispute as defined in the National Labor Relations Act; there are no strikes or walkouts or union organization of their respective employees in existence or, to such Person's knowledge, threatened, and no labor contract with any of the such Persons is scheduled to expire during the Term.

     5.15 Margin Regulations. None of such Persons is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for "purchasing" or "carrying" "margin stock" as defined in Regulation T, U or X of such Board of Governors.

     5.16 Investment Company Act; Public Utility Holding Company Act. None of such Persons is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company. None of such Persons is a "public utility holding company" under the Public Utility Holding Company Act.

     5.17 Disclosure. The representations and warranties made by the Credit Parties and the Parent Company in this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein not misleading. The Final Offering Memorandum does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. There is no fact known to any of such Persons or which reasonably should be known to any of them which has not been disclosed to the Agent in writing with respect to the transactions contemplated by this Agreement which could reasonably be expected to have a Material Adverse Effect.

     5.18 Swaps. None of such Persons is a party to, nor, except with the written consent of the Agent will it be a party to, any swap agreement whereby it has agreed or will agree to swap interest rates or currencies unless same provides that damages upon termination following an event of default thereunder are payable on an unlimited "two-way basis" without regard to fault on the part of either party.

     5.19 Conflicting Agreements. No provision of any mortgage, indenture, contract, agreement, judgment, decree or order binding on any such Person or affecting the Collateral conflicts with, or requires any Consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the Other Documents, except to the extent that such contract or agreement cannot be assigned pursuant to its terms and such nonassignment provision would not be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code.

     5.20 Application of Certain Laws and Regulations. Neither any such Person nor any Affiliate of any of them is subject to any statute, rule or regulation which regulates the incurrence of any Indebtedness, including without limitation, statutes or regulations relative to common or interstate carriers.

     5.21 Business and Property of Borrower. Upon and after the Closing Date, none of such Persons proposes to engage in any business, other than aviation services through providing cargo transport, ground handling support, aircraft maintenance, contract helicopter services and aircraft sales and leasing, and any similar or related business, and activities necessary to conduct the foregoing. On the Closing Date, each such Person will own all material property and possess all of the material rights and Consents necessary for the conduct of its business, and any such similar or related business.

     5.22 Section 20 Subsidiaries. None of the Credit Parties intends to use and shall not use any portion of the proceeds of the Advances, directly or indirectly, to purchase during the underwriting period, or for 30 days thereafter, Ineligible Securities being underwritten by a Section 20 Subsidiary.

     5.23 Government Contracts. To the best knowledge of any such Person, such Person is not currently in default as to the terms of any Government Contract, and, except as set forth in Schedule 5.23 no Government Contract has been canceled or terminated prior to the scheduled expiration date thereof by the U.
S. Government or Other Government in the past ten years. No Government Contract for which Payments have been assigned to the Agent as Collateral is dependent on appropriations, except as set forth in Schedule 5.23 attached hereto and made a part hereof.

     5.24 No Debarment. Such Person is not subject to any pending or threatened debarment proceedings.

     5.25 Assignment of Payments. To the best knowledge of each such Person, such Credit Party has the right to assign to the Agent all Payments due or to become due under each Government Contracts (except as set forth on Schedule 5.25 attached hereto and made a part hereof and certain classified Government Contracts, and there exists no uncancelled prior assignment of payments under any of a Credit Party's Government Contracts.

     5.26  [intentionally left blank]

     5.27 Aircraft and Aircraft-Related Collateral. All Aircraft (including without limitation Small Fixed-Wing Aircraft and Rotary Wing Aircraft) that are in use by any Credit Party, and all Engines, Propellers and Spare Parts, are in material compliance with all requirements of any applicable Aeronautics Authority and any other applicable Governmental Body, whether of the United States of America or any other nation. Without limiting the generality of the foregoing, all Aircraft, Engines,

Propellers and Spare Parts required to be registered with the FAA or other Aeronautics Authority are so registered.

     5.28 Status As Air Carrier. Each Credit Party, including without limitation Evergreen International Airlines, Inc. and Evergreen Helicopters, Inc., that must be so authorized in order to conduct its business as currently conducted, (i) is authorized to engage in all cargo domestic and international air service under certificates issued pursuant to 49 U.S.C. Section 41103, 49 U.S.C. Section 41102(a) and 49 U.S.C.Section 44705, respectively, and (ii) is the holder of a valid and effective operating certificate issued by the FAA pursuant to Part 119 of the regulations under the Federal Aviation Act. Such certificates are in full force and effect and are adequate for the conduct of the business of such Credit Parties as now conducted. There are no actions, proceedings or investigations pending or, to the knowledge of any Credit Party, threatened (or any basis therefor known to the Borrower) to amend, modify, suspend or revoke any such certificate in whole or in part, which would have any material adverse effect on any such certificate or any of the operations of the Credit Parties.

     5.29 Representations and Warranties of the Owner Trustee of the 1986 Trust. WTC, in its capacity as Owner Trustee for the 1986 Trust, represents and warrants to, and agrees with, Agent and Lenders that:

           (a) The 1986 Trust is duly formed as a common law trust under the laws of the State of Delaware, the Owner Trustee is a "citizen of the United States" within the meaning of 49 U.S.C Section 40102(a)(15), the Owner Trustee has the full right, power and authority on behalf of the 1986 Trust to execute and deliver each of this Agreement and the other Transaction Documents to which the Owner Trustee is a party and to perform its respective obligations thereunder, and all action required to be taken for the due and proper authorization, execution and delivery of such Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken by the Owner Trustee.

           (b) This Agreement has been duly authorized, executed and delivered by the Owner Trustee.

           (c) This Agreement and each of the Other Documents to which the Owner Trustee is a party has been duly authorized, executed and delivered by the Owner Trustee, and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding obligation of the Owner Trustee and the 1986 Trust, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium and similar laws relating to or affecting creditors' rights and remedies generally and equitable principles of general applicability (whether applied by a court of law or equity).

           (d) The execution and delivery by the Owner Trustee of, and the performance by the Owner Trustee of its obligations under, this Agreement and the Other Documents to which it is a party will not contravene (i) any provision of applicable law or the certificate of incorporation or by-laws or other constituent documents of the Owner Trustee or the 1986 Trust, (ii) any agreement or instrument binding upon the Owner Trustee or the 1986 Trust, or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Owner Trustee or the 1986 Trust.

           (e) No consent, approval, authorization or order of, or qualification with, any person, governmental body or agency is required for the performance by the Owner Trustee of its obligations under this Agreement or the Other Documents, other than those consents, approvals authorizations, orders, qualifications and other actions that have been obtained or taken, and any filings that have been made, as of the date hereof.

           (f) There are no legal or governmental proceedings pending or, to the knowledge of the Owner Trustee, threatened to which the Owner Trustee or the 1986 Trust is a party which, individually or in the aggregate, could would have a material adverse effect on the power or ability of the Owner Trustee to perform its obligations under this Agreement or the Other Documents to which it is a party.

           (g) The 1986 Trust has good and marketable title to the following aircraft: N471EV (B747-132), N933F (DC9-33F), N944F (DC9-33F) and N945F
(DC9-33F) (collectively, the "Aircraft") and each of the Aircraft is owned by the 1986 Trust free and clear of all Liens, other than as set forth in the Final Memorandum.

           (h) The sole business of the 1986 Trust is its ownership and lease of the Aircraft as described in the Final Offering Memorandum.

VI.  AFFIRMATIVE COVENANTS.

     Until payment in full of the Obligations and termination of this Agreement:

     6.1 Payment of Fees. Each Credit Party shall pay to the Agent on demand all usual and customary fees and expenses which the Agent incurs in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenance of any Blocked Accounts or depository accounts as provided for in
Section 4.18(h). The Agent may, without making demand, charge Borrower's Account for all such fees and expenses.

     6.2 Conduct of Business and Maintenance of Existence and Assets. Each Credit Party shall (a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, design rights, tradenames, trade secrets and trademarks that are material to the conduct of the Credit Parties' business and take all actions reasonably necessary to enforce and protect the validity of any such intellectual property right or other material right included in the Collateral;
(b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect; (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof where the failure to do so could reasonably be expected to have a Material Adverse Effect;
(d) timely comply with each of its obligations under the Senior Second Secured Note Documentation and (e) timely comply, in all material respects, with its obligations under any other material agreements and instruments to which it is a party.

     6.3 Violations. Each Credit Party and each Guarantor (excepting the 1986 Trust) shall promptly notify the Agent in writing of any violation of any law, statute, regulation or ordinance of any Governmental Body, or of any agency thereof, applicable to such Credit Party which could reasonably be expected to have a Material Adverse Effect.

     6.4 Minimum Undrawn Availability. Borrower shall at all times maintain Undrawn Availability of not less than $5,000,000. Such minimum Undrawn Availability requirement may be reduced or eliminated on or after the first anniversary of the Closing Date, upon the consent of the Lenders.

     6.5 Tangible Net Worth. Parent Company shall maintain at all times a minimum consolidated tangible Net Worth in an amount not less than (i) for the fiscal quarters ending May 31, August 31 and November 30, 2003, and February 28, 2004, $150,000,000; (ii) for the fiscal quarter ending May 31, 2004 through that ending February 28, 2005, the sum of $150,000, 000 plus 50% of the Borrower's consolidated net income for the fiscal year ended February 28, 2004 and (iii) for each next succeeding period of four fiscal quarters beginning with the quarter ending on May 31 of such year and the quarter ending on February 28 of the following year, the amount of Tangible Net Worth required by this Section
6.5 for the preceding four fiscal quarters, plus 50% of the Borrower's consolidated net income for the prior fiscal year just then ended. Notwithstanding the foregoing, on each of (i) February 28, 2006, and for the 90 day period thereafter, and (ii) February 28, 2007, and for the 90 day period thereafter, Parent Company shall maintain consolidated Tangible Net Worth in an amount not less than $300,000,000. Compliance with such requirement on February 28 of each such year shall be evidenced by a certificate executed by the Chief Financial Officer of the Borrower and delivered to Agent on March 15 of each such year.

     6.6 Fixed Charge Coverage Ratio. Parent Company shall maintain, as of the end of each fiscal quarter, a Fixed Charge Coverage Ratio on a consolidated basis of not less than 1.5:1:0, based on the immediately preceding four (4) fiscal quarters. Notwithstanding the foregoing, on each of (i) February 28, 2006, and for the 90 day period thereafter, and (ii) February 28, 2007, and for the 90 day period thereafter, Parent Company shall maintain a Fixed Charge Coverage Ratio on a consolidated basis of not less than 3.0:1.0, based on the immediately preceding four (4) fiscal quarters. Compliance with such requirement on February 28 of each such year shall be evidenced by a certificate executed by the Chief Financial Officer of the Borrower and delivered to Agent on March 15 of each such year.

     6.7 Execution of Supplemental Instruments. Each Credit Party and each Guarantor shall execute and deliver to the Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as the Agent may request, in order that the full intent of this Agreement may be carried into effect.

     6.8 Payment of Indebtedness. Each Credit Party shall pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all of its obligations and liabilities of whatever nature, except when the failure to do so could not reasonably be expected to have a Material Adverse Effect or when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and Borrower shall have provided for such reserves as the Agent may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of Lenders. Each Credit Party shall comply in all respects with each of its obligations under the Senior Second Secured Note Documentation.

     6.9 Standards of Financial Statements. Each Credit Party shall cause all financial statements referred to in Sections 9.6, 9.7, 9.8, 9.9, 9.11 and 9.12 as to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein).

     6.10  Maintenance and Repair Covenant:

           (a) During the effectiveness of this Agreement, each Credit Party shall, at its expense, do or cause to be done each and all of the following:

                (i) Maintain and keep the Collateral in as good condition and repair as it is on the date of this Agreement, ordinary wear and tear excepted;

                (ii) Maintain and keep the Collateral in good order and repair and airworthy condition in accordance with prudent industry practice;

                (iii) Replace in or on each Airframe, any and all Engines, Propellers, and Parts which may be worn out, lost, destroyed or otherwise rendered unfit for use in accordance with prudent industry practice;

                (iv) Without limiting the foregoing, cause to be performed, on all Airframes, Engines, Propellers, and Parts all applicable mandatory Airworthiness Directives, Federal Aviation Regulations, Special Federal Aviation Regulations, and manufacturers' service bulletins relating to airworthiness, the compliance date of which shall occur during the term of this Agreement, to the extent consistent with prudent industry practice.

           (b) Each Credit Party shall be responsible to perform or cause to be performed all required inspections of the Airframes, Engines, Propellers, and Parts and licensing or re-licensing of the same in accordance with all applicable FAA and other governmental requirements. Each Credit Party shall at all times cause each Airframe to have, on board and in a conspicuous location, a current Certificate of Airworthiness issued by the FAA.

           (c) All inspections, maintenance, modifications, repairs, and overhauls of any Airframe, Engine, Propeller, or Parts shall be performed by personnel authorized by the FAA to perform such services to the extent use of such authorized personnel is customary in accordance with prudent industry practice.

           (d) If any item of Collateral shall reach such a condition as to require overhaul, repair or replacement, for any cause whatever, in order to comply with the standards for maintenance and other provisions set forth in this Agreement, a Credit Party may:

                (i) Replace such unsatisfactory item with an item of substantially the same type in temporary replacement of such unsatisfactory item, pending overhaul or repair of the unsatisfactory item; provided, however, that such replacement items must be in such a condition as to be permissible for use in accordance with the standards for maintenance and other provisions set forth in this Agreement; provided further, however, that the Credit Party must, at all times, retain unencumbered title to any and all items temporarily replaced; or

                (ii) Install an item of substantially the same type in permanent replacement of such unsatisfactory item; provided, however, that such replacement items must be in such condition as to be permissible for use in accordance with the standards for maintenance and other provisions set forth in this Agreement; provided further, however, that Credit Party must first comply with each of the requirements of subsection (e) set out below.

     (e) In the event that during the effectiveness of this Agreement, any Credit Party shall be required or permitted to permanently replace an unsatisfactory item of Collateral, such Credit Party may do so provided that, in addition to any other requirements provided for in this Agreement and the other Documents regarding the disposition, maintenance, or sale of the Credit Parties' assets:

                (i) the Agent is not divested of its security interest in and Lien upon any unsatisfactory item and that no such unsatisfactory item shall be or become subject to the Lien of any Person, unless and until such item is replaced by an item of the type and condition required by this Agreement, title to which is validly vested in the applicable Credit Party, free and clear of any Liens, of any kind or nature, of any Person other than the Agent (other than Permitted Encumbrances), and if requested by the Agent, the Credit Parties execute and deliver such documents as the Agent may reasonably request covering such replacement item;

                (ii) The relevant Credit Party's title to every replacement item shall immediately be and become subject to the security interest and Lien of the Agent (which shall be of first priority subject only to any applicable Permitted Encumbrance), either by virtue of this Agreement or any Other Document delivered pursuant hereto, and each of the provisions of this Agreement, and each such replacement item shall remain so encumbered and so subject unless it is, in turn, replaced by a substitute item in the manner permitted herein; and

                (iii) the Agent's Lien on an unsatisfactory item shall be subject to release by the Agent only if (A) such unsatisfactory item is replaced in accordance with the requirements of this Agreement and (B) the replacement item satisfies the requirements of this Agreement, including the terms and conditions of subsections
                       (i) and (ii) hereinabove.

     (f) In the event that any Engine, Propeller, or Part is installed upon an Airframe, and is not in substitution for or in replacement of an existing item, such additional item shall be considered as an accession to the Airframe (subject to any Permitted Encumbrance), and, if requested by the Agent, the Credit Parties shall execute and deliver such documents as the Agent may reasonably request covering such additional item.

     (g) Each Credit Party shall cause to be affixed at all times to each Engine and Propeller in a conspicuous, safe location and cause to be displayed at all times in the cockpit of each Airframe adjacent to the certificate of airworthiness displayed therein, a metal nameplate in form acceptable to the Agent, and provided by Agent, bearing substantially the following inscription (or such other subscription which the Agent shall approve): "MORTGAGED TO PNC BANK, NATIONAL ASSOCIATION, AS THE AGENT."

     6.11  Citizenship and Regulatory Certificates

     The Borrower will cause each Credit Party and each other applicable Subsidiary to continue to be (a) a citizen of the United States, as defined in 49 U.S.C. Section 40102(a)(15), (b) authorized to engage in all cargo domestic and international air service under certificates issued pursuant to 49 U.S.C.
Section 41103 and 49 U.S.C. Section 41102(a), respectively, (c) the holder of all other certificates, rights, permits, franchises and concessions from appropriate Governmental Bodies necessary or appropriate to enable the Borrower and its Subsidiaries to conduct their respective businesses in all material respects as presently being conducted, and (d) the holder of a valid and effective operating certificate issued by the FAA pursuant to Part 119 of the regulations under the Federal Aviation Act. The Borrower will, and will cause each of its Subsidiaries to, use its best efforts to maintain, preserve and keep in full force and effect its material certificates, rights, permits, franchises and concessions from appropriate Governmental Bodies and use its best efforts from time to time to obtain appropriate renewals or replacements. Except as set out on Schedule 6.11, none of the Credit Parties or any other Subsidiary is a Person constituting a national or citizen of any foreign country as designated in any applicable law or regulation or a national or a citizen of any foreign country designated in the Foreign Assets Control Regulations or in the Cuban Assets Control Regulations of the United States Treasury Department, 31 C.F.R., Chapter V, as amended.

VII. NEGATIVE COVENANTS.

     Until satisfaction in full of the Obligations and termination of this
Agreement:

     7.1   Merger, Consolidation, Acquisition and Sale of Assets.

           (a) No Credit Party shall enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a substantial portion of the assets or stock of any Person or permit any other Person to consolidate with or merge with it, provided that (i) any Subsidiary Party may merge with any other Subsidiary Party or into Borrower; (ii) any Credit Party may make Capital Expenditures permitted by, and under the circumstances set forth in, Section 7.6; (iii) Evergreen International Airlines, Inc. may acquire Aircraft or other assets that it currently leases from the Evergreen Aircraft Trust; and (iv) any Credit Party may make a Permitted Acquisition to the extent permitted, and under the circumstances set forth in, paragraph (c) of this Section 7.1.

           (b) No Credit Party shall sell, lease, transfer or otherwise dispose of any of its properties or assets, except:

                (i) subject to Section 2.14, sales or other dispositions of inventory and other current assets (including, without limitation, Aircraft and parts acquired for re-sale rather than operation) in the ordinary course of business;

                (ii) subject to Section 2.14, sales, transfers or other dispositions of assets with a fair market value not in excess of $5,000,000, in any transaction or series of related transactions;

                (iii) subject to Section 2.14, any sale, transfer, assignment or other disposition of any property or equipment that has become damaged, worn out, obsolete or otherwise unsuitable for use in connection with the business of any Credit Party provided that the fair market value of such property or equipment subject to such sale, transfer, assignment or other disposition shall not be in excess of $5,000,000;

                (iv) subject to Section 2.14, sales, transfers or other dispositions of any assets or capital stock, having a fair market value not in excess of $5,000,000 in any one fiscal year, from one Credit Party to another Credit Party;

                (v) the licensing of Intellectual Property Collateral in the ordinary course of business;

                (vi) subject to Section 2.14, any other sale, transfer or other disposition of assets not otherwise permitted by this Section 7.1(b) and having a fair market value not in excess of $5,000,000 if: (1) the consideration received for such assets is at least equal to the fair market value thereof, (2) at least 75% of the consideration thereof shall be paid in cash, and (3) no Event of Default or Default shall have occurred and be continuing; and

                (vii) The Evergreen Aircraft Trust may transfer Aircraft currently leased by Evergreen International Airlines, Inc.

           (c) A Credit Party may acquire by merger or consolidation, or purchase all of the issued and outstanding capital stock of, a Person provided that (i) at the time of committing to such merger, consolidation or purchase, no Default or Event of Default shall have occurred and be continuing; (ii) the Fixed Charge Coverage Ratio, before and after giving effect to such acquisition on a pro forma basis for the four most recent fiscal quarters, shall be no less than 1.5:1.0; (iii) if any part of the purchase price thereof is funded with Advances, there exists Undrawn Availability, before and after giving effect to such acquisition, of at least $15,000,000; (iv) the greater of (A) the total consideration for such merger, consolidation or purchase or (B) the fair market value of the interest acquired in such Person shall not exceed $5,000,000; (v) such Credit Party shall have received and shall have provided to the Agent, at least thirty (30) days prior to committing to such merger, consolidation or purchase a favorable written business analysis produced or reviewed by such Credit Party's auditors, or any other nationally recognized accounting firm, and such analysis shall be acceptable to the Agent; (vi) the total amount any Indebtedness, issued or assumed (by operation of law or otherwise) by any Credit Party in connection with such merger, consolidation or purchase, when added to the consideration paid in cash or Cash Equivalents for such transaction shall not be in excess of $5,000,000 and such Indebtedness shall be permitted under
Section 7.8; and (vii) if a merger or consolidation, such Credit Party shall be the surviving entity of such merger or consolidation (such an acquisition, a "Permitted Acquisition").

     7.2 Creation of Liens. No Credit Party shall create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

     7.3 Guarantees. No Credit Party shall become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (a) as disclosed on Schedule 7.3 or (b) the endorsement of checks in the ordinary course of business (c) Borrower may enter into guarantees in favor of suppliers, service providers, landlords or lessors in the ordinary course of business with respect to any Subsidiary; (d) customary indemnification and purchase price adjustment obligations incurred in the ordinary course of business in connection with acquisitions or asset sales permitted by this Agreement; (e) guarantees in respect of any Indebtedness of another Credit Party permitted by Section 7.8; and (f) assumptions, endorsements or guarantees with respect to obligations not in excess of $1,000,000.

     7.4 Investments. No Credit Party shall purchase or acquire obligations or stock of, or any other interest in, any Person, except (a) obligations issued or guaranteed by the United States of America or any agency thereof, (b) commercial paper with maturities of not more than one hundred eighty (180) days and a published rating of not less than A-1 or P-1 (or the equivalent rating), (c) certificates of time deposit and bankers' acceptances having maturities of not more than one hundred eighty (180) days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency, and (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof; provided that this Section shall not prohibit any Credit Party from owning the capital stock of its Subsidiaries that it owns as of the date hereof;
(e) an investment in existence on the Closing Date and set forth on Schedule 7.4; and (g) capital stock of Subsidiaries held as of the Closing Date; (h) capital stock of Subsidiaries acquired in a Permitted Acquisition, provided that such Subsidiary and the establishment thereof is in compliance with Section 7.12 of this Agreement; (i) capital stock acquired by a Credit Party in connection with the settlement of a good faith dispute; (j) joint venture investments made solely with non-cash assets having, in the aggregate for all such investments, a fair market value not in excess of $5,000,000; and (k) cash investments in joint ventures, which, together with all other such investments and loans, advances and extensions of credit to Excluded Subsidiaries outstanding at any time, shall not be in excess of $1,000,000, or such greater amount, if applicable at any time, as is permitted under Section 7.5; provided,that in the case of investments made under this paragraph (k), (i) at the time of committing to such investment, no Default or Event of Default shall have occurred and be continuing; (ii) the Fixed Charge Coverage Ratio, before and after giving effect to such investment, shall be no less than 1.5:1.0; (iii) there exists Undrawn Availability, before and after giving effect to such investment, of at least $15,000,000.

     7.5 Loans. No Credit Party shall make advances, loans or extensions of credit to any Person, including without limitation, Parent Company, or any Subsidiary of Borrower or Parent Company except for (i) loans by a Credit Party to such Credit Party's employees in the ordinary course of business not to exceed the aggregate amount of $500,000 at any time outstanding, (ii) advances to customers or suppliers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable, prepaid expenses or deposits on the balance sheet of a Credit Party and endorsements for collection or deposit arising in the ordinary course of business, (iii) guarantees, assumptions or endorsements permitted by Section 7.3, (iv) advances to officers and employees to cover matters that are reasonably expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP; (v) intercompany loans between Borrower and the Subsidiary Parties, evidenced by an Intercompany Note; (vi) intercompany loans between each such Credit Party set forth below and a Subsidiary of such Credit Party which is a Significant Subsidiary; provided, in the case of clauses (v) and (vi) that in no event shall the aggregate amount of advances, loans or extensions of credit to any Excluded Subsidiary and investments permitted under clause (k) of Section 7.4 outstanding at any time exceed $1,000,000 (as such amount may be adjusted in accordance with the last sentence of this Section 7.5); and provided, further, that no advances, loans, or extensions of credit shall be made to any Subsidiary which is not a Significant Subsidiary, and (vii) loans to Affiliates not in excess of the amount outstanding on the Closing Date or such lesser amount as may be outstanding thereafter:

     The $1,000,000 amount permitted for loans to Excluded Subsidiaries and investments pursuant to clause (k) of Section 7.4 shall be increased by an additional $1,000,000 on each of the first two anniversaries of the Closing Date provided no Default or Event of Default shall have occurred since the Closing Date or first anniversary, as the case may be, and the Fixed Charge Coverage Ratio shall have been, at all such times during such applicable period, at least 1.5:1.0.

     7.6 Capital Expenditures. No Credit Party shall contract for, purchase or make any expenditure or commitments for Capital Expenditures in any fiscal year except as follows: (i) with respect to a Capital Expenditure in the ordinary course of business to maintain existing equipment or facilities (a "Maintenance Capital Expenditure"): (a) a notice of termination with regard to this Agreement shall not be outstanding, and (b) no Event of Default or Default shall have occurred and be continuing at the time such purchase shall have been contracted for or made, provided, that the total aggregate amount of all Maintenance Capital Expenditures (excluding such Maintenance Capital Expenditures made from the proceeds of sales of assets or insurance proceeds as contemplated under Section 2.14 hereof) shall not exceed $75,000,000 and (ii) with respect to any other Capital Expenditure (a "Growth Capital Expenditure"):
(x) the requirements of clause (i) above shall have been met; (y) the Fixed Charge Coverage Ratio (both before and after giving effect to the making of such Capital Expenditure) shall be no less than 1.5:1.0 and (z) there exists Undrawn Availability (both before and after giving effect to the making of such Capital Expenditure) of at least $10,000,000. A Capital Expenditure to renovate or refurbish newly acquired assets (other than Replacement Assets) shall be considered a Growth Capital Expenditure. The purchase of Replacement Assets in compliance with Section 2.14 of this Agreement shall be subject to the limitation set forth in clause (i) above, and not clause (ii) above. For purposes of this Section 7.6, the amount of a Capital Expenditure arising from a sale/leaseback or sale/buyback of Aircraft-Related Collateral shall be considered net of the value of the asset sold

     7.7 Restricted Payments. No Credit Party shall make any Restricted Payment, except under the following circumstances. A Credit Party may make a Restricted Payment other than pursuant to an Excess Cash Flow Offer provided all of the foregoing are applicable: (a) a notice of termination with regard to this Agreement shall not be outstanding, (b) no Event of Default or Default shall have occurred and be continuing at the time such Restricted Payment shall have been committed to or made, (c) the Fixed Charge Coverage Ratio (both before and after giving effect to the making of such Restricted Payment) shall be no less than 1.5:1.0, and (d) there shall exist Undrawn Availability (both before and after giving effect to the making of such Restricted Payment) of at least $10,000,000 Borrower may make a Restricted Payment pursuant to an offer to purchase, and the purchase in accordance with such offer (an "Excess Cash Flow Offer"), pursuant to Section 4.13 of the Indenture constituting part of the Senior Second Secured Note Documentation (or any successor provision) all of the foregoing are applicable (t) such Excess Cash Flow Offer and related purchase is made in strict compliance with the provisions of the Senior Second Secured Note Documentation relating thereto; (u) no Advances shall be outstanding for period beginning on the fifth calendar day before the end of the Borrower's fiscal year and ending on the twentieth Business Day thereafter, on which date such Excess Cash Flow Offer shall have been consummated; (v) the Borrower shall have at least $30,000,000 in Undrawn Availability after giving pro forma effect to the purchase of Senior Second Secured Notes under such offer; (w) no more than $25,000,000 of Advances shall be used to purchase Senior Second Secured Notes under such Excess Cash Flow Offer; (x) no Default or Event of Default shall have occurred and be continuing and (y) the Borrower's Fixed Charge Coverage Ratio shall be 1.5:1.0 or greater.

     7.8 Indebtedness. No Credit Party shall create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (i) Indebtedness to Lenders; (ii) Indebtedness incurred for Capital Expenditures permitted under Section 7.6 hereof; provided, however, that the such Indebtedness shall not cause the Fixed Charge Ratio of Borrower to be less than 1.5:1.0; and (iii) Indebtedness of Borrower's Subsidiaries owed to Borrower pursuant to the Intercompany Notes; (iv) Indebtedness of the nature and in the amounts described on Schedule 7.8; (v) guarantees permitted by Section 7.3; (vi) unsecured Indebtedness that is subordinated to the Obligations on terms acceptable to the Agent in its sole discretion that is in an aggregate principal amount not to exceed $10,000,000; (vii) unsecured Indebtedness consisting of deferred payments owed to vendors in connection with the maintenance or overhaul of any Aircraft and/or Engines; provided that such Indebtedness is incurred in the ordinary course of business and is not in excess, at any time, of $5,000,000; (viii) any refunding, renewal or extension of any of the foregoing provided that (a) the principal amount thereof is not increased and (b) the maturity date thereof is no earlier than the maturity date of the Indebtedness being refinanced; (ix) Indebtedness to surety companies in connection with the issuance on behalf of a Credit Party of performance or similar bonds and (x) indebtedness for fees and costs of Skadden, Arps, Slate, Meagher & Flom LLP and Greenhill relating to the Transactions and to the transactions consummated in accordance with the Senior Second Secured Note documentation to the extent such fees and costs are not paid at Closing, as such fees and costs are reduced in accordance with the next succeeding sentence (the "Remaining Transaction Fees"). Borrower shall pay, at the end of each consecutive thirty (30) day period, one-third of the Remaining Transaction Fees if there exists on each such date, before and after the payment of such amount, Undrawn Availability of $15,000,000 (or, on and after the earlier to occur of (i) the date Agent syndicates not less than $60,000,000 of the facility established under this Agreement or (ii) 180 days after Closing, $5,000,000), until the Remaining Transaction Fees have been reduced to zero. In the event on any such payment date the Undrawn Availability is less than the amount required to permit all or any portion of the payment of the Remaining Transaction Fees payable on such date, any amount not paid shall be added to the next scheduled payment, subject to the minimum Undrawn Availability requirement in effect on such next payment date.

     7.9 Nature of Business. No Credit Party shall substantially change the nature of the business from that in which it is presently engaged, or a similar or related business nor, except as specifically permitted by this Agreement, purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

     7.10 Transactions with Affiliates. No Credit Party shall directly or indirectly, purchase, acquire or lease any property from, or sell, transfer, license or lease any property to, or otherwise deal with, any Affiliate, except transactions in the ordinary course of business, on an arm's-length basis on terms no less favorable than terms which would have been obtainable from a Person other than an Affiliate other than (i) loans or advances to employees permitted by Section 7.5; (ii) any agreement or arrangement described on
Schedule 7.10 (including transactions in the ordinary course of business between Evergreen Air Center, Inc. and Borrower) as these agreements may be amended, modified or supplemented from time to time and (iii) licenses to intellectual property between Affiliates of the Credit Parties; provided, however, that any future amendment, modification or supplement entered into after the Closing Date shall only be permitted to the extent that its terms are not materially less favorable to the applicable Credit Party than the terms of the agreements or arrangements in effect on the Closing Date, and the renewal or extension of any such agreement or arrangement.

     7.11  [intentionally left blank].

     7.12  Subsidiaries .

           (a) No Credit Party shall form any Subsidiary unless (i) such Subsidiary is a wholly owned Subsidiary; (ii) such Subsidiary expressly joins in this Agreement as a Subsidiary Party and becomes jointly and severally liable for the Obligations by executing an Instrument of Joinder and (ii) the Agent shall have received all documents, including legal opinions, it may reasonably require to establish and evidence compliance with each of the foregoing conditions.

           (b) No Credit Party shall enter into any partnership, joint venture or similar arrangement except as, and under the circumstances, permitted by
Section 7.4.

     7.13 Fiscal Year and Accounting Changes. No Credit Party shall change its fiscal year-end from February 28 or make any significant change (i) in accounting treatment and reporting practices except as required by GAAP or (ii) in tax reporting treatment except as required by law.

     7.14 Pledge of Credit. No Credit Party shall now or hereafter pledge the Agent's or any Lender's credit on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than such Credit Party's business as conducted on the date of this Agreement, or a similar or related business.

     7.15 Amendment of Articles of Incorporation, By-Laws; Senior Second Secured Note Documentation. No Credit Party shall amend, modify or waive any term or material provision of its Articles of Incorporation or By-Laws unless required by law, or any term or material provision of the Senior Second Secured Note Documentation.

     7.16 Compliance with ERISA. No Credit Party shall (i) (x) maintain, or permit any member of the Controlled Group to maintain, or (y) become obligated to contribute, or permit any member of the Controlled Group to become obligated to contribute, to any Plan, other than those Plans disclosed on Schedule 5.8(d),
(ii) engage, or permit any member of the Controlled Group to engage, in any non-exempt "prohibited transaction", as that term is defined in Section 406 of ERISA and Section 4975 of the Code, (iii) incur, or permit any member of the Controlled Group to incur, any "accumulated funding deficiency", as that term is defined in Section 302 of ERISA or Section 412 of the Code, (iv) terminate, or permit any member of the Controlled Group to terminate, any Plan where such event could result in any liability of such Credit Party or any member of its Controlled Group or the imposition of a lien on the property of such Credit Party or any member of its Controlled Group pursuant to Section 4068 of ERISA,
(v) assume, or permit any member of its Controlled Group to assume, any obligation to contribute to any Multiemployer Plan not disclosed on Schedule 5.8(d), (vi) incur, or permit any member of its Controlled Group to incur, any withdrawal liability to any Multiemployer Plan; (vii) fail promptly to notify the Agent of the occurrence of any Termination Event, (viii) fail to substantially comply, or permit a member of its Controlled Group to fail to comply, with the requirements of ERISA or the Code or other applicable laws in respect of any Plan, (ix) fail to meet, or permit any member of its Controlled Group to fail to meet, all minimum funding requirements under ERISA or the Code or postpone or delay or allow any member of its Controlled Group to postpone or delay any funding requirement with respect of any Plan.

     7.17 Change in Control or Ownership. Neither Borrower nor any other Credit Party shall permit, suffer to exist, or take any action in furtherance of a Change in Control or a Change in Ownership.

VIII. CONDITIONS PRECEDENT.

     8.1 Conditions to Initial Advances. The agreement of Lenders to make the initial Advances requested to be made on the Closing Date is subject to the satisfaction, or waiver by the Agent, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent:

           (a) Note. The Agent shall have received the Note duly executed and delivered by an authorized officer of Borrower;

           (b)  Filings, Registrations and Recordings. Except as set forth in
(ii) below, each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Agreement, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of the Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and the Agent shall have received an acknowledgment copy, or other evidence satisfactory to it in its sole discretion, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto. Without limiting the generality of the foregoing; (i) all applicable Credit Parties shall have executed one or more chattel mortgages covering each item of Aircraft (including Small Fixed-Wing Aircraft and Rotary Wing Aircraft), Engines, Propellers and Parts and such mortgage shall have been recorded or filed with the FAA or any other applicable Governmental Body; (ii) all applicable Credit Parties shall have executed a Trademark Security Agreement with respect to each of the registrations and applications for trademarks or service marks of such Credit Parties and such Trademark Security Agreement shall have been delivered to the Agent in recordable form for the United States Patent and Trademark Office or any other applicable agency or government office and
(iii) all applicable filings and notations shall have been made with any applicable Collateral which is subject to certification of title registration under the laws of the Applicable Jurisdiction.

           (c) Corporate Proceedings of Borrower. The Agent shall have received a copy of the resolutions in form and substance acceptable to the Agent in its sole discretion, of the Board of

Directors of Borrower authorizing (i) the execution, delivery and performance of this Agreement, the Note and any Other Documents and (ii) the granting by Borrower of the security interests in and liens upon the Collateral in each case certified by the Secretary or an Assistant Secretary of Borrower as of the Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

           (d) Incumbency Certificates of Borrower. The Agent shall have received a certificate of the Secretary or an Assistant Secretary of Borrower, dated the Closing Date, as to the incumbency and signature of the officers of Borrower executing this Agreement, the Other Documents, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

           (e) Corporate Proceedings of each Guarantor. The Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to the Agent, of the Board of Directors of Guarantor authorizing the execution, delivery and performance of this Agreement and the Other Documents to which it is a party, certified by the Secretary or an Assistant Secretary of each Guarantor as of the Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

           (f) Incumbency Certificates of each Guarantor. The Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Guarantor, dated the Closing Date, as to the incumbency and signature of the officers of each Guarantor executing this Agreement, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

           (g) Certificates. The Agent shall have received a copy of the Articles or Certificate of Incorporation of Borrower and each Guarantor, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By-Laws of Borrower and each Guarantor and all agreements of Borrower's and each Guarantor's shareholders certified as accurate and complete by the Secretary of Borrower and such Guarantor;

           (h) Good Standing Certificates. The Agent shall have received good standing certificates for Borrower and each Guarantor dated not more than ten
(10) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of Borrower's and each Guarantor's jurisdiction of incorporation and each jurisdiction where the conduct of Borrower's and each Guarantor's business activities or the ownership of its properties necessitates qualification;

           (i) Legal Opinion. The Agent shall have received the executed legal opinion of Skadden, Arps, Slate, Meagher & Flom, LLP, counsel to the Credit Parties, and/or such other counsel as is acceptable to the Agent and its Counsel, in form and substance satisfactory to the Agent which shall cover such matters incident to the transactions contemplated by this Agreement, the Note, the Other Documents and related agreements as the Agent may reasonably require and each Credit Party hereby authorizes and directs such counsel to deliver such opinions to the Agent and Lenders;

           (j) No Litigation. (i) No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against any of the Credit Parties or any of their respective officers or directors (A) in connection with this Agreement, the Other Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of the Agent, is deemed material or (B) which could, in the reasonable opinion of the Agent, have a Material Adverse Effect; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to any Credit Party or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body;

           (k) Financial Condition Certificates. The Agent shall have received an executed Financial Condition Certificate in the form of Exhibit 8.1(k);

           (l) Collateral Examination. The Agent shall have completed Collateral examinations including, but not limited to, field examinations, and received appraisals, the results of which shall be satisfactory in form and substance to Lenders in their sole discretion, of the Receivables, Inventory, General Intangibles, Leasehold Interests and Equipment of the Credit Parties and all books and records in connection therewith;

           (m) Financial Statements. The Agent shall have received a copy of Parent Company's audited consolidated and consolidating financial statements for the fiscal year ended February 28, 2003, and a copy of Parent Company's most recent interim consolidated financial statements; provided, that the condition that the Agent receive consolidating financial statements of the Parent Company shall be deemed satisfied if such consolidating financial statements are received before the expiration of seven days after the Closing Date;

           (n) Fees. The Agent shall have received all fees payable to the Agent and Lenders on or prior to the Closing Date hereunder, including, without limitation, pursuant to Article III hereof;

           (o) Pro Forma Financial Statements. The Agent shall have received a copy of the Pro Forma Financial Statements and projections in form and substance acceptable to the Agent in its sole discretion, accompanied by a statement of the Chief Financial Officer of Borrower that the Pro Forma Financial Statement is true and correct to the best of his knowledge, and which shall be acceptable in all respects to Lenders;

           (p) Senior Second Secured Notes . The Agent shall have received final executed copies of the Senior Second Secured Note Documentation which shall contain such terms and provisions acceptable to the Agent in its sole discretion, and Borrower shall have received gross proceeds from the issuance and sale of the Senior Second Secured Notes of not less than $215,000,000. The rights of the holders of the Senior Second Secured Notes shall be satisfactory to Agent pursuant to an Intercreditor Agreement between such holders or their representative and the Agent;

           (q) Insurance. The Agent shall have received in form and substance acceptable to the Agent, a certificate of the Credit Parties' casualty insurance policies, which shall reflect loss payable endorsements on the Agent's standard form of loss payee endorsement naming the Agent as loss payee, and certificates of the Credit Parties' liability insurance policies, which shall reflect endorsements naming the Agent as an additional insured;

           (r) Payment Instructions. The Agent shall have received written instructions from Borrower directing the application of proceeds of the initial Advances made pursuant to this Agreement;

           (s) Blocked Accounts. Borrower shall have established as Blocked Accounts each account set forth on Schedule 4.18(h) and shall have executed all documentation in connection therewith in a form acceptable to the Agent in its sole discretion; provided, that this condition shall be deemed satisfied until the expiration of 30 days after the Closing Date (or such longer period not to exceed 15 days, as the Agent may in its sole discretion determine) as to the deposit accounts maintained at Wells Fargo, West Coast Bank and UBS/PaineWebber if Borrower shall use commercially reasonable efforts to assist Agent in securing the execution of control agreements or other similar documentation with respect to such deposit accounts in a form acceptable to the Agent in its sole discretion during such period and (i) such control agreement or other acceptable documentation shall have been executed within such 30-day period, or, (ii) within ten Business Days thereafter the funds in such account shall have been moved to an account either at an office of Agent, or, if such account cannot be established at an office of Agent for the reasons set forth in Section 4.18(h), at a depositary institution selected by Borrower and acceptable to Agent.

           (t) Consents. The Agent shall have received any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Documents; and, the Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as the Agent and its counsel shall deem necessary;

           (u) No Adverse Material Effect. Since February 28, 2003, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect;

           (v) Leasehold Agreements. The Agent shall have received landlord, mortgagee or warehouseman agreements acceptable to the Agent in its sole discretion with respect to all premises leased by any Credit Party at which Collateral is located provided, that the foregoing condition shall be deemed waived for a period of 90 days following the Closing Date, if Borrower (i) shall use its best efforts to secure such agreements during such 90 day period and
(ii) shall have secured such agreements on or before the expiration of such 90 day period;

           (w) Other Documents. The Agent shall have received the executed Other Documents, all in form and substance acceptable to the Agent;

           (x) Contract Review. The Agent shall have reviewed all material contracts of Borrower, leases, union contracts, labor contracts, vendor supply contracts, license agreements and distributorship agreements and such contracts and agreements shall be acceptable in all respects to the Agent in its sole discretion;

           (y) Government Contracts. The Agent shall have received all evidence of the assignment to it of each Government Contract, the acknowledgment of such assignment by the applicable Government and a Set-Off Waiver; provided, that the Agent agrees that the condition set forth in this paragraph (y) that the Agent shall have received the acknowledgment of each such Government shall be deemed waived for a period of 90 days following the Closing Date if Borrower shall use its best efforts to secure acknowledgment of such assignment by the applicable U.S. Government during such 90 day period and shall have secured such acknowledgment on or before the expiration of 90 days following the Closing Date;

           (z) Closing Certificate. The Agent shall have received a closing certificate signed by the Chief Financial Officer of each Credit Party dated as of the date hereof, stating that (i) all representations and warranties set forth in this Agreement and the Other Documents are true and correct on and as of such date, (ii) each Credit Party is on such date in compliance with all the terms and provisions set forth in this Agreement and the Other Documents and
(iii) on such date no Default or Event of Default has occurred or is continuing;

           (aa) Formula Amount. The Agent shall have received evidence from Borrower that the aggregate amount of Eligible Receivables, Eligible Inventory, Eligible Equipment and Small Fixed-Wing and Rotary Wing Aircraft is sufficient in value and amount to support Advances in the amount requested by Borrower on the Closing Date;

           (bb) Undrawn Availability. After giving effect to the initial Advances hereunder (after taking into account fees and expenses relating to the transactions contemplated under this Agreement and the Other Documents, and transactions contemplated under the Senior Second Secured Note Documentation, but without duplication as the fees and expenses included in the definition of Undrawn Availability), Borrower shall have Undrawn Availability of at least $15,000,000, such availability to be evidenced by a borrowing base certificate delivered to the Agent by Borrower;

           (cc) Title Search with respect to Aircraft and Aircraft-Related Collateral. The Agent shall have received a title report, acceptable to the Agent in its sole discretion, with respect to each item of Aircraft (including without limitation Small Fixed-Wing Aircraft and Rotary Wing Aircraft), Engines, Propellers and Parts;

           (dd) Subsidiary Stock Certificates. The Agent shall have received all stock certificates representing each Credit Party's interest in each Subsidiary (excluding any Excluded Subsidiary), together with stock powers endorsed in blank with respect thereto; and

           (ee) Intercompany Notes. (i) Each Subsidiary shall have executed and delivered to Borrower the applicable Intercompany Note and (ii) Borrower shall have delivered to the Agent each such Intercompany Note, endorsed in blank, to the Agent.

           (ff) Environmental Matters. The Agent shall have received all environmental reports (including without limitation Phase I reports), environmental assessments, insurance reports regarding environmental matters and other similar documents in the possession or control of any Credit Party, and such reports, and the environmental condition of the Premises shall be acceptable to the Agent in its sole discretion;

           (gg) Parent Company Pledge. The Parent Company shall have executed the Parent Company Pledge Agreement in form and substance acceptable to Agent;

           (hh) Owner's Estate Plan. The Owner shall have submitted to Agent a written estate plan, and Agent shall be satisfied therewith;

           (ii) Amendment and Restatement of Evergreen Aircraft Trust and Related Lease. The declaration of trust, trust agreement and/or other similar and related documents establishing, evidencing, and setting forth the terms of the Evergreen Aircraft Trust shall have been amended and restated to authorize the execution by the Evergreen Aircraft Trust of the transactions contemplated herein and in the Other Documents and the related aircraft lease shall be amended and restated, in each case, in form and substance acceptable to Agent;

           (jj) Closing Fees. Agent shall have received confirmation from Borrower that its closing fees and costs relating to the Transaction and the transactions contemplated in the Senior Second Secured Note Documentation are not in excess of $16,750,000;

           (kk) Capital Call Agreement. Owner shall have executed in favor of the Agent for the ratable benefit of the Lenders a capital call agreement on terms and conditions satisfactory to Agent, which will permit a call if the Borrower fails to perform the covenant set forth in Section 6.4

           (ll) Payoff Letter and Termination of Liens. The Agent shall have received an executed payoff letter from the agent for the lenders under the Existing Credit Agreements and all liens thereunder shall have been terminated; and

           (mm) Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the Transactions shall be satisfactory in form and substance to the Agent, in its sole discretion, and its counsel.

     8.2 Conditions to Each Advance. The agreement of Lenders to make any Advance requested to be made on any date (including, without limitation, the initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

           (a) Representations and Warranties. Each of the representations and warranties made by the Credit Parties in or pursuant to this Agreement and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any related agreement, shall be true and correct in all material respects on and as of such date as if made on and as of such date;

           (b) No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date; provided, however that the Agent, in its sole discretion, may continue to make Advances notwithstanding the existence of an Event of Default or Default and that any Advances so made shall not be deemed a waiver of any such Event of Default or Default; and

           (c) Maximum Advances. In the case of any Advances requested to be made, after giving effect thereto, the aggregate Advances shall not exceed the maximum amount of Advances permitted under Section 2.1 hereof.

Each request for an Advance by Borrower hereunder shall constitute a representation and warranty by Borrower as of the date of such Advance that the conditions contained in this subsection shall have been satisfied and, in the case of an Advance for the purposes of making a Capital Expenditure, a Permitted Acquisition, an Investment permitted under Section 7.2, that conditions under which such transaction is permitted hereunder are satisfied.

IX.   INFORMATION AS TO CREDIT PARTIES.

     Until satisfaction in full of the Obligations and the termination of this
Agreement:

     9.1 Disclosure of Material Matters. Each Credit Party shall, promptly upon learning thereof, report to the Agent all matters materially and adversely affecting the value, enforceability or collectibility of any portion of the Collateral including, without limitation, such Credit Party's reclamation or repossession of, or the return to such Credit Party of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.

     9.2 Schedules. (a) Borrower shall deliver to the Agent on or before the twentieth day of each month as and for the prior month, each in a form acceptable to Agent in its sole discretion (a) accounts receivable agings inclusive of reconciliations to the general ledger, (b) accounts payable schedules inclusive of reconciliations to the general ledger, (c) Inventory reports; (d) Stock Status Reports and (e) a borrowing base certificate in form and substance satisfactory to the Agent in its sole discretion (which shall be calculated as of the last day of the prior month and which shall not be binding upon the Agent or restrictive of the Agent's rights under this Agreement). In addition, Borrower will deliver to the Agent at such intervals as the Agent may require: (i) confirmatory assignment schedules, (ii) copies of Customer's invoices, (iii) evidence of shipment or delivery, and (iv) such further schedules, documents and/or information regarding the Collateral as the Agent may require including, without limitation, trial balances and test verifications. The Agent shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The Agent shall attempt to avoid unnecessary direct contact with Customers prior to the occurrence of and during the continuation of a Default or Event of Default. The items to be provided under this Section are to be in form acceptable to the Agent in its sole discretion and executed by Borrower and delivered to the Agent from time to time solely for the Agent's convenience in maintaining records of the Collateral, and Borrower's failure to deliver any of such items to the Agent shall not affect, terminate, modify or otherwise limit the Agent's Lien with respect to the Collateral.

     (b) Borrower shall deliver, on a weekly basis, a summary statement of the information and reports described in Section 9.2(a) in the form attached hereto as Exhibit 9.2(b).

     9.3   [intentionally left blank].

     9.4 Litigation. Each Credit Party shall promptly notify the Agent in writing of any litigation, suit or administrative proceeding affecting such Credit Party, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which in any such case could reasonably be expected to have a Material Adverse Effect.

     9.5 Material Occurrences. Each Credit Party shall, promptly notify the Agent in writing upon the occurrence of (a) any Event of Default or Default; (b) any event, development or circumstance whereby any financial statements or other reports furnished to the Agent fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of such Credit Party as of the date of such statements; (c) any accumulated Plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the

Code, could subject such Credit Party to a tax imposed by Section 4971 of the Code; (d) each and every default by such Credit Party which might result in the acceleration of the maturity of any Material Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (e) any other development in the business or affairs of such Credit Party which could reasonably be expected to have a Material Adverse Effect; in each case describing the nature thereof and the action such Credit Party proposes to take with respect thereto.

     9.6 Annual Financial Statements. Borrower shall furnish the Agent within one hundred and twenty (120) days after the end of each fiscal year of Borrower, financial statements of Borrower, on a consolidated basis, including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by an independent certified public accounting firm selected by Borrower and satisfactory to the Agent (the "Accountants"). The report of the Accountants shall be accompanied by a statement of the Accountants certifying that (i) they have caused this Agreement to be reviewed, (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or any related agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth the Credit Parties' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6 and 7.6 hereof. In addition, the reports shall be accompanied by a certificate of Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower or the applicable Credit Party with respect to such event, and such certificate shall have appended thereto calculations which set forth the Credit Parties' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6 and 7.6 hereof. Borrower will provide to the Agent unaudited consolidating financial statements, including, but not limited to, statements of income and stockholders' equity and cash flow, as of and for the period then ended, at the same time as Borrower furnishes the audited financial statements under this Section.

     9.7 Quarterly Financial Statements. Borrower shall furnish the Agent within forty-five (45) days after the end of each fiscal quarter, an unaudited balance sheet of Borrower and unaudited statements of income and stockholders' equity and cash flow of Borrower, each on a consolidated and consolidating basis, reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and in the aggregate are not material to the Credit Parties' business. The reports shall be accompanied by a certificate signed by the Chief Financial Officer of Borrower, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such default and, such certificate shall have appended thereto calculations which set forth the Credit Parties' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6 and 7.6 hereof.

     9.8 Monthly Financial Statements. Borrower shall furnish the Agent within thirty (30) days after the end of each month, an unaudited balance sheet of Borrower and unaudited statements of income and stockholders' equity and cash flow of Borrower, each on a consolidated and consolidating basis, reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and in the aggregate are not material to the Credit Parties' business. The reports shall be accompanied by a certificate of Borrower's Chief Financial Officer, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower or the applicable Credit Party with respect to such event and, such certificate shall have appended thereto calculations which set forth the Credit Parties' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6 and 7.6 hereof. The Credit Parties shall deliver, together with such monthly financial statements, a report of all Capital Expenditures for such month, and documentation evidencing compliance with the requirements of Sections 2.14 and
7.6 with respect thereto.

     9.9 Other Reports. Each Credit Party shall furnish the Agent as soon as available, but in any event within ten (10) days after the issuance thereof, with copies of such financial statements, reports and returns as such Credit Party shall send to its stockholders.

     9.10 Additional Information. Each Credit Party shall furnish the Agent with such additional information as the Agent shall reasonably request in order to enable the Agent to determine whether the terms, covenants, provisions and conditions of this Agreement and the Note have been complied with by the Credit Parties including, without limitation and without the necessity of any request by the Agent, (a) copies of all environmental audits and reviews relating to properties material to the business of the Credit Parties, (b) promptly thereafter, notice of any Credit Party's opening of any new office or place of business, leasing of any premises or closing of any existing office or place of business, and (c) promptly upon such Credit Party's learning thereof, notice of any labor dispute to which a Credit Party may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which a Credit Party is a party or by which a Credit Party is bound; and (d) updated copies of Schedule 5.9 within 45 days of the end of any quarter in which a Credit Party obtains a registration for, or applies for registration of, any trademark or service mark.

     9.11 Projected Operating Budget. Borrower shall furnish the Agent, no later than thirty (30) days prior to the beginning of Borrower's fiscal years commencing with fiscal year 2003, a month by month projected operating budget and cash flow of Borrower for such fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter), such projections to be accompanied by a certificate signed by the President or Chief Financial Officer of Borrower to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

     9.12 Variances From Operating Budget. Borrower shall furnish the Agent, concurrently with the delivery of the financial statements referred to in
Section 9.7, a written report summarizing all material variances from budgets submitted by Borrower pursuant to Section 9.12 and a discussion and analysis by management with respect to such variances.

     9.13 Notice of Suits, Adverse Events. Each Credit Party shall furnish the Agent with prompt notice of (i) any lapse or other termination of any Consent issued by any Governmental Body or any other Person that is material to the operation of such Credit Party's business, (ii) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (iii) copies of any periodic or special reports filed by such Credit Party with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of such Credit Party, or if copies thereof are requested by the Agent, and (iv) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to such Credit Party, subject, in the case of clause (iii) or (iv), to any confidentiality restrictions imposed by such Governmental Body.

     9.14 ERISA Notices and Requests. Each Credit Party shall furnish the Agent with immediate written notice in the event that (i) such Credit Party or any member of its Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which such Credit Party or any member of its Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (ii) such

Credit Party or any member of its Controlled Group knows or has reason to know that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred together with a written statement describing such transaction and the action which such Credit Party or any member of its Controlled Group has taken, is taking or proposes to take with respect thereto,
(iii) a funding waiver request has been filed with respect to any Plan together with all communications received by such Credit Party or any member of its Controlled Group with respect to such request, (iv) any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions to any Plan to which such Credit Party or any member of its the Controlled Group was not previously contributing shall occur, (v) such Credit Party or any member of its Controlled Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice, (vi) Borrower or any member of the Controlled Group shall receive any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Code, together with copies of each such letter;
(vii) such Credit Party or any member of its Controlled Group shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice; (viii) such Credit Party or any member of its Controlled Group shall fail to make a required installment or any other required payment under
Section 412 of the Code on or before the due date for such installment or payment; (ix) Borrower or any member of the Controlled Group knows that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

     9.15 Additional Documents. Each Credit Party shall execute and deliver to the Agent, upon request, such documents and agreements as the Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

X.    EVENTS OF DEFAULT.

     The occurrence of any one or more of the following events shall constitute an "Event of Default":

     10.1 failure by Borrower to pay any principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein, including, but not limited to, any failure to comply with the limitations on outstanding Advances hereunder, when due or in any Other Documents;

     10.2 any representation or warranty made or deemed made by any Credit Party in this Agreement or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

     10.3 failure by any Credit Party to (i) permit the inspection of its books or records or (ii) maintain the insurance coverage as required by Section 4.14;

     10.4 issuance of a notice of Lien, levy, assessment, injunction or attachment against a material portion of any Credit Party's property other than Permitted Encumbrances;

     10.5 except as otherwise provided for in Sections 10.1, 10.2 and 10.3, (i) failure or neglect of any Credit Party to perform, keep or observe any term, provision, condition, covenant herein contained, or contained in any other agreement or arrangement, previously, now or hereafter entered into between any Credit Party and the Agent, any Affiliate of the Agent, or any Lender, except for a failure or neglect of any Credit Party to perform, keep or observe any term, provision, condition or covenant, contained in Sections 4.2, 4.4, 4.6, 4.7, 4.9, 4.12, 4.15, 4.16, 4.24, 6.1, 6.3, 9.4, 9.5 or 9.13 hereof which is not cured within ten (10) days from the giving of notice of such failure or neglect and (ii) failure or neglect of any Credit Party to perform, keep or observe any term, provision, condition or covenant contained in Sections 4.2, 4.4, 4.6, 4.7, 4.9, 4.12, 4.14 (excepting the covenant contained therein requiring maintenance of insurance coverage, which shall be covered by Section 10.3 above), 4.15, 4.16, 4.24, 6.1, 6.3, 9.4, 9.5 or 9.13 hereof which is not cured within three(3) days from the occurrence of such failure or neglect;

     10.6 any one or more judgments (for amounts not fully covered by insurance the effectiveness of which has been confirmed by the Agent) are rendered, or judgment liens filed, against any Credit Party which within thirty (30) days of such rendering or filing is not either satisfied, stayed or discharged of record
(i) at any time, in excess of $1,000,000, or (ii) in any 12-month period in an aggregate amount in excess of $3,000,000;

     10.7 any Credit Party shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within sixty (60) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

     10.8 any Credit Party shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

     10.9  [intentionally left blank];

     10.10 [intentionally left blank];

     10.11 any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest, subject to Permitted Encumbrances, except
(i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under this Agreement or (ii) as a result of the Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under this Agreement or (iii) as a result of the invalidity of such Lien created hereunder in a contract or agreement as a result of the violation of a nonassignment provision contained in such contract or agreement where such nonassignment provision would not be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code;

     10.12 an event of default has occurred under the Senior Second Secured Notes or pursuant to the terms of the Senior Second Secured Note Documentation as in effect on the Closing Date which default shall not have been cured or waived within any applicable grace or cure period;

     10.13 a default of the obligations of any Credit Party under any (i) Material Indebtedness or (ii) any other material agreement to which it is a party, shall occur which adversely affects the condition, affairs or prospects (financial or otherwise) of such Credit Party which default is not cured within any applicable grace or cure period under such Material Indebtedness or other agreement, except for a default caused by the grant of the Lien hereunder in violation of a nonassignment provision in such Material Indebtedness or agreement to the extent such nonassignment provision is not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code;

     10.14 termination or breach of the obligations of any Guarantor hereunder or under any other agreement executed and delivered to the Agent in connection with the Obligations of Borrower, or if any Guarantor attempts to terminate, challenges the validity of, or its liability under, this Agreement or any such other agreement;

     10.15 any Change of Ownership or Change of Control or a Change of Control as defined in the Senior Secured Note Documentation shall occur;

     10.16 any material provision of this Agreement shall, for any reason, cease to be valid and binding on any Credit Party, or any Credit Party shall so claim in writing to the Agent;

     10.17 (i) any Governmental Body shall (A) revoke, terminate, suspend or adversely modify any license, certification or permit of any Credit Party, the continuation of which is material to the continuation of such Credit Party's business, or (B) commence proceedings to suspend, revoke, terminate or adversely modify any such license, certification or permit and such proceedings shall not be dismissed or discharged within sixty (60) days, or (C) schedule or conduct a hearing on the renewal of any license, certification or permit necessary for the continuation of any Credit Party's business and the staff of such Governmental Body issues a report recommending the termination, revocation, suspension or material, adverse modification of such license, certification or permit; (ii) any agreement which is necessary or material to the operation of any Credit Party's business shall be revoked or terminated and not replaced by a substitute acceptable to the Agent in its sole discretion within thirty (30) days after the date of such revocation or termination, and such revocation or termination and non-replacement would reasonably be expected to have a Material Adverse Effect;

     10.18 any material portion of the Collateral shall be seized or taken by a Governmental Body, or any material portion of the Collateral shall be restrained or grounded by a Governmental Body for a period in excess of thirty (30) days, or any Credit Party or the title and rights of any Credit Party which is the owner of any material portion of the Collateral shall have become the subject matter of litigation which might, in the opinion of the Agent, upon final determination, result in impairment or loss of the security provided by this Agreement or the Other Documents;

     10.19 an event or condition specified in Sections 7.16 or 9.14 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, any Credit Party or any member of its Controlled Group shall incur, or in the opinion of the Agent be reasonably likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of the Agent, would have a Material Adverse Effect.

     10.20 any nonroutine investigative proceeding, audit or other action shall be initiated by or on behalf of any Customer, which is based upon a claim or contest with respect to any U.S. Government Contract or Other Government Contract or U. S. Government Account or Other Government Account where (i) no final determination of such proceeding, audit or other action has been rendered on or before the expiration of sixty (60) days from the commencement thereof;
(ii) the affected Credit Party has provided on or before the expiration of thirty (30) days from the end of the sixty (60) day period described in the preceding clause (i), written documentation that such proceeding, audit or other action is not likely to result in a final determination likely to be materially adverse to such Credit Party and (iii) based on such documentation, Agent shall have concluded, in the exercise of its reasonable business judgment, that such proceeding is likely to have a Material Adverse Effect; or

     10.21 the issuance to the Borrower of any cure notice, show-cause notice, or notice of whole or partial termination, for default or alleged default, under any contract which is either a U.S. Government Contract or is a subcontract (at any tier) which is related to a contract between a third party and the U.S. Government, where such U.S. Government Contract or subcontract involves aggregate payments to the Credit Parties taken as a whole of $5,000,000 or greater in any fiscal year; provided that the events described in this subparagraph shall not constitute an Event of Default if the default or alleged default is curable and the Borrower cures the grounds for such issuance within thirty (30) days of issuance of such notice, or if such grounds are not curable within such thirty (30) day period the Borrower provides evidence satisfactory to the Agent in its sole discretion that the Borrower has commenced to cure within such period, and the Borrower diligently proceeds with such cure and provides evidence that such cure shall be completed within a time period acceptable to the Agent in its sole discretion; or

     10.22 the occurrence of (i) any debarment or suspension from contracting or subcontracting with the U.S. Government where such debarment or suspension could be expected in the determination of the Agent, to have a Material Adverse Effect; or

     10.23 any material default by a Credit Party occurs under the terms of any U.S. Government Contract or Other Government Contract material to the business of the Credit Parties.

XI.  LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.

     11.1 Rights and Remedies. Upon the occurrence of (i) an Event of Default pursuant to Section 10.7, 10.8 or 10.9 all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Advances shall be deemed terminated; and, (ii) any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of Required Lenders all Obligations shall be immediately due and payable and the Required Lenders shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Advances and (iii) a filing of a petition against any of the Credit Parties in any involuntary case under any state or federal bankruptcy laws, the obligation of Lenders to make Advances hereunder shall be terminated other than as may be required by an appropriate order of the bankruptcy court having jurisdiction over such Credit Party. Upon the occurrence and during the continuation of any Event of Default, the Agent shall have the right to and at the request of Required Lenders shall exercise any and all other rights and remedies provided for herein, under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. The Agent may enter any of the Credit Parties' premises or other premises without legal process and without incurring liability to any Credit Party therefor, and the Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as the Agent may deem advisable and the Agent may require the Credit Parties to make the Collateral available to the Agent at a convenient place. With or without having the Collateral at the time or place of sale, the Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give Borrower reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrower at least five (5) days prior to such sale or sales is reasonable notification. At any public sale the Agent or any Lender may bid for and become the purchaser, and the Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by the Credit Parties. In connection with the exercise of the foregoing remedies, solely for the purpose of enabling Agent to exercise rights and remedies under this Article XI and at such time as Agent shall be lawfully entitled to exercise such rights and remedies, the Credit Parties hereby grant to Agent, to the extent they have the right to do so, (a) a non-exclusive license (exercisable without payment of royalty or any other compensation to the Credit Parties) to use, operate under, license, or sublicense any Intellectual Property Collateral now owned or hereinafter acquired by the Credit Parties, in each case as used in connection with Inventory, for the purpose of disposing of such Inventory, and until any such sale of Inventory is complete, subject, in the case of trademarks, trademark applications, service marks and service mark applications, to sufficient rights to quality control and inspection in favor of the Credit Parties to avoid the risk of invalidation of said trademarks, trademark applications, service marks and service mark applications and (b) permission to use all of the Credit Parties' Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds realized from the sale of any Collateral shall be applied in the order set forth in Section 11.5 hereof. If any deficiency shall arise, the Credit Parties shall remain liable to the Agent and Lenders therefor.

     11.2 The Agent's Discretion. Subject to the direction of the Required Lenders, the Agent shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies the Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of the Agent's or Lenders' rights with respect to any Credit Party or Guarantor hereunder.

     11.3 Set-Off. In addition to any other rights which the Agent or any Lender may have under applicable law, upon the occurrence of an Event of Default hereunder, the Agent and such Lender shall have a right to apply any Credit Party's property held by the Agent and such Lender to reduce the Obligations.

     11.4 Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

     11.5 Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent on account of the Obligations or any other amounts outstanding under any of the Other Documents or in respect of the Collateral may, at the Agent's discretion, be paid over or delivered as follows:

     FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of the Agent in connection with enforcing its rights and the rights of the Lenders under this Agreement and the Other Documents and any protective advances made by the Agent with respect to the Collateral under or pursuant to the terms of this Document;

     SECOND, to payment of any fees owed to the Agent;

     THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under this Agreement and the Other Documents or otherwise with respect to the Obligations owing to such Lender;

     FOURTH, to the payment of all of the Obligations consisting of accrued fees and interest;

     FIFTH, to the payment of the outstanding principal amount of the Obligations (including the payment or cash collateralization of any outstanding Letters of Credit);

     SIXTH, to all other Obligations and other obligations which shall have become due and payable under the Other Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above;

     SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive (so long as it is not a Defaulting Lender (it being understood that a Lender shall for purposes hereof, cease to be a Defaulting Lender after all other Lenders have received payment for any Advance with respect to which such Lender breached its obligations) an amount equal to its pro rata share (based on the proportion that then outstanding Advances held by such Lender bears to the aggregate then outstanding Advances) of amounts available to be applied pursuant to clauses "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a cash collateral account and applied (A) first, to reimburse the Issuer from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 11.5.

XII.  WAIVERS AND JUDICIAL PROCEEDINGS.

     12.1 Waiver of Notice. Each Credit Party hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

     12.2 Delay. No delay or omission on the Agent's or any Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

     12.3 Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

XIII. EFFECTIVE DATE AND TERMINATION.

     13.1 Term. (a) This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower and the other Credit Parties, the Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until May 16, 2006, as such date is extended as provided herein (the "Term"), unless sooner terminated as herein provided. The Term shall be automatically extended for two successive one-year periods unless Borrower provides to the Agent, on or before 60 days prior to the end of then applicable term, notice of Borrower's intent not to extend the Term; provided that no such automatic extension shall take place if, at the time of the giving of such notice, during the notice period or at the end of the Term prior to any such extension, a Default or Event of Default shall occur and be continuing.

     (b) Notwithstanding Section 13.1(a), so long as no Event of Default has occurred and is continuing, Borrower may terminate the Agreement in connection with a refinancing by providing to the Agent written notice of its intent to so terminate and all Letters of Credit are cash collateralized prior to such termination date.

     13.2 Termination. The termination of the Agreement shall not affect Borrower's, Guarantors', the Agent's or any Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The security interests, Liens and rights granted to the Agent and Lenders hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's Account may from time to time be temporarily in a zero or credit position, until all of the Obligations have been paid or performed in full after the termination of this Agreement or the Credit Parties have furnished the Agent and Lenders with an indemnification acceptable to the Agent and Lenders with respect thereto. Accordingly, each of the Credit Parties waives any rights which it may have under the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and the Agent shall not be required to send such termination statements to the Credit Parties, or to file them with any filing office, unless and until this

Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are paid or performed in full.

     13.3 Release. Subject to Section 16.2, the Agent shall execute and deliver to each Credit Party, or to such person or persons as such Credit Party shall reasonably designate, one or more Uniform Commercial Code termination statements and/or similar documents prepared by such Credit Party and reasonably acceptable to the Agent to reflect the termination or release of the lien or security interest granted the Agent under this Agreement in any asset which the Agent has concluded was sold in accordance with the terms of this Agreement. The foregoing shall not apply to inventory sold in the ordinary course of business.

XIV.  GUARANTY.

     14.1 Guaranty. Each Guarantor hereby unconditionally guaranties the full and prompt payment and performance when due, whether by acceleration or otherwise, and at all times thereafter, of any and all present and future Obligations of any type or nature of Borrower or any other Person (including, without limitation, any other Guarantor) to the Agent and the Lenders arising under or related to this Agreement or any Other Document and/or any one or more of them, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, including interest on any of the foregoing whether accruing before or after any bankruptcy or insolvency case or proceeding involving any Guarantor, Borrower or any other Person and, if interest on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such interest as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Agent or any Lender in endeavoring to collect any of the foregoing, or any part thereof, and in enforcing the obligations of such Guarantor (collectively, the "Liabilities").

     Each Guarantor agrees that, in the event of the dissolution, bankruptcy or insolvency of Borrower, or the inability or failure of Borrower to pay debts as they become due, or an assignment by Borrower for the benefit of creditors, or the commencement of any case or proceeding in respect of Borrower under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, Guarantor will pay to the Agent, for the benefit of the Agent and the Lenders, forthwith the full amount which would be payable hereunder by Guarantor if all Liabilities were then due and payable.

     This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty of payment and performance (and not of collection), and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any Guarantor).

     14.2 Guarantors' Obligations Unconditional. The covenants and agreements of each Guarantor set forth in this Guaranty shall be primary obligations of such Guarantor, and such obligations shall be continuing, absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than full and strict compliance by Guarantor with its obligations hereunder), whether based upon any claim that Borrower or any other Person may have against the Agent, any Lender or any other Person or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not any Guarantor or Borrower shall have any knowledge or notice thereof) including, without limitation:

     A. any amendment, modification, addition, deletion, supplement or renewal to or of or other change in the Liabilities or this Agreement or the Other Documents or any related instrument or agreement, or any other instrument or agreement applicable thereto or any of the parties to such agreements, or to any collateral, or any furnishing or acceptance of additional security for, guaranty of or right of offset with respect to, any of the Liabilities;

           or the failure of any security or the failure of the Agent or any Lender to perfect or insure any interest in any Collateral;

     B. any failure, omission or delay on the part of any Credit Party, the Agent or any Lender to conform or comply with any term of any instrument or agreement referred to in clause (A) above;

     C. any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any instrument, agreement, guaranty, right of offset or security referred to in clause (A) above or any obligation or liability of any Credit Party, the Agent or any Lender, or any exercise or non-exercise by the Agent or any Lender of any right, remedy, power or privilege under or in respect of any such instrument, agreement, guaranty, right of offset or security or any such obligation or liability;

     D. any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to any Credit Party, the Agent, any Lender or any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

     E. any limitation on the liability or obligations of any Person under the Loan Documents or any other related instrument or agreement, the Liabilities, any collateral security for the Liabilities or any other guaranty of the Liabilities or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the foregoing, or any other agreement, instrument, guaranty or security referred to in clause (A) above or any term of any thereof;

     F. any merger or consolidation of Borrower or any Guarantor into or with any other Person or any sale, lease or transfer of any of the assets of Borrower or any Guarantor to any other Person;

     G. any change in the ownership of any of the equity interests of Borrower, Parent Company or any Guarantor or any corporate change in Borrower, Parent Company or any Guarantor; or

     H. any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against a Guarantor.

     The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor, enforceable against it to the full extent of all its assets and properties.

     Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Liabilities and notice of or proof of reliance by the Agent and the Lenders upon this Guaranty or acceptance of this Guaranty, and the Liabilities, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. Each Guarantor unconditionally waives, to the extent permitted by law: (a) acceptance of this Guaranty and proof of reliance by the Agent and the Lenders hereon; (b) notice of any of the matters referred to in the foregoing clauses A through H hereof, or any right to consent or assent to any thereof; (c) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including without limitation, any demand, presentment, protest, proof or notice of nonpayment under this Agreement or any Other Document or any related instrument or agreement, and notice of default or any failure on the part of any Credit Party to perform and comply with any covenant, agreement, term or condition of this Agreement, any Other Document or any related instrument or agreement; (d) any right to the enforcement, assertion or exercise against any Credit Party of any right, power, privilege or remedy conferred in this Agreement, any Other Document or any related instrument or agreement or otherwise; (e) any requirement of diligence on the part of any Person; (f) any requirement of the Agent or any Lender to take any action whatsoever, to exhaust any remedies or to mitigate the damages resulting from a default under this Agreement, any Other Document or any related instrument or agreement; (g) any notice of any sale, transfer or other disposition by any Person of any right under, title to or interest in this Agreement, any Other Document or any related instrument or agreement relating thereto or any collateral for the Liabilities; and (h) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against a Guarantor.

     Without limiting the foregoing, each Guarantor hereby absolutely, unconditionally and irrevocably waives and agrees not to assert or take advantage of any defense based upon an election of remedies by the Agent or any Lender, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or impairs any right of subrogation of such Guarantor or the right of such Guarantor to proceed against any Person for reimbursement or both.

     Each Guarantor agrees that this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower or any other Guarantor is rescinded or must be otherwise restored by the Agent or any Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

     Each Guarantor further agrees that, without limiting the generality of this Guaranty, if an Event of Default shall have occurred and be continuing and the Agent or any Lender is prevented by applicable law from exercising its remedies under the Loan Documents, the Agent and the Lenders shall be entitled to receive hereunder from each Guarantor, upon demand therefor, the sums which would have otherwise been due from Borrower had such remedies been exercised.

     Notwithstanding anything herein to the contrary, nothing in this Section
14.2 shall limit the provisions of Section 16.18 or the rights and limitations of 1986 Trust or Wilmington Trust Company, as owner trustee thereof, set forth in the documents relating to such trust.

     14.3  Subordination.

           A. Subordination to Senior Obligations. (a) Each Guarantor (other than the 1986 Trust) hereby covenants and agrees that, as provided herein, all indebtedness, intercompany charges and other sums owing and claims of any nature whatsoever owed to such Guarantor by any other Credit Party, including without limitation the Intercompany Notes ("Intercompany Obligations"), the payment of the principal of and interest thereon and any lien or security interest therefor are hereby expressly made subordinate and subject in right of payment to the prior payment in full of: (i) all obligations now or hereafter incurred by any of the Credit Parties under any of the Loan Documents, (ii) interest thereon (including, without limitation, any such interest accruing subsequent to the filing by or against any of the Credit Parties of any proceeding brought under Chapter 11 of 11 U.S.C. Section101 et seq., as from time to time hereafter amended and any successor or similar statute ("Bankruptcy Code"), whether or not such interest is allowed as a claim pursuant to the provisions of such Chapter), and (iii) all fees, expenses, indemnities and other amounts now or hereafter payable pursuant to or in connection with the Loan Agreement and all other Loan Documents (collectively the "Senior Obligations"), and any lien on any property or asset securing the Senior Obligations.

           (b) Except as permitted by Section 7.17, no payment or prepayment of any Intercompany Obligations (whether of principal, interest or otherwise) shall be made by any Credit Party at any time prior to the indefeasible payment in full, in cash, of the Senior Obligations.

           B. Payment Over of Proceeds Upon Bankruptcy. In the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Credit Party or to its creditors as such, or to its properties or assets, or (ii) any liquidation, dissolution or other winding-up of any Credit Party, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of any Credit Party, then and in any such event the holders of Senior Obligations shall be entitled to receive payment in full of all amounts due on or in respect of Senior Obligations, in cash or in any other manner acceptable to the holders of Senior Obligations, before any Credit Party is entitled to receive any payment or distribution of any kind or character on account of principal of or interest on any Intercompany Obligations of such Credit Party, and to that end the holders of Senior Obligations shall be entitled to receive, for application to the payment thereof, any payment or distribution of assets of such Credit Party of any kind or character including, without limitation, securities that are subordinated in right of payment to all Senior Obligations to substantially the same extent as, or to a greater extent than, as provided in this Guaranty, that may be payable or deliverable in respect of this Guaranty in any such case, proceeding, dissolution, liquidation or other winding-up or event referred to in clauses (i) through (iii) above.

           C. Payments to be Held in Trust. In the event that a Guarantor shall receive any payment or distribution of assets of any Credit Party of any kind or character in respect of the Intercompany Obligations in contravention of the foregoing Subsection B, then and in such event such payment or distribution shall be received and held by such Credit Party in trust for the Agent and the Lenders, and shall be paid over or delivered forthwith to Bank, the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Credit Party in trust for the holders of the Senior Obligations, and for application to the payment of, all Senior Obligations remaining unpaid, to the extent necessary to pay all Senior Obligations in full, in cash or in any other manner acceptable to the Agent in its sole discretion, after giving effect to any concurrent payment or distribution to or for the Senior Obligations.

           D. Waiver. Each Guarantor hereby waives presentment, demand for payment, notice of protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement hereof.

           E. Legend. Each Guarantor hereby covenants to cause any instrument from time to time evidencing any Intercompany Obligations to have fixed upon it a legend which reads substantially as follows:

           "This instrument is subject to Section 14.3 of that certain Revolving Credit, Guaranty and Security Agreement dated as of May 16, 2003, among Evergreen International Aviation, Inc., certain of its Subsidiaries, PNC Bank, National Association, as the Agent, and various financial institutions, as Lenders, which, among other things, contains provisions subordinating the maker's obligations to the holders of Senior Obligations (as defined in such Agreement), to which provisions the holder of this instrument, by acceptance hereof, agrees."

           F. No Disposition. No Guarantor will sell, assign, pledge, encumber or otherwise dispose of any of the Intercompany Obligations owed to it, provided that such Guarantor may forgive Intercompany Obligations or contribute Intercompany Obligations to a Credit Party.

     14.4 Waiver of Subrogation. Each Guarantor (other than the 1986 Trust) hereby irrevocably waives any claim or other rights which it may now or hereafter acquire that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty, including any right of subrogation, reimbursement, restitution, exoneration, indemnification or contribution, any right to participate in any claim or remedy of the Agent and the Lenders against any of the Credit Parties or any of their assets which the Agent or any Lender now have or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any Credit Party, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Liabilities shall not have been indefeasibly paid in cash, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, the Agent and the Lenders, and shall forthwith be paid to the Agent to be credited and applied pursuant to the terms of this Agreement. Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by this Agreement and that the waiver set forth in this paragraph is knowingly made in contemplation of such benefits.

     14.5 Fraudulent Transfer Limitation. If, in any action to enforce this Guaranty or any proceeding to allow or adjudicate a claim under this Guaranty, a court of competent jurisdiction determines that enforcement of this Guaranty against any Guarantor for the full amount of the Guaranteed Obligations is not lawful under, or would be subject to avoidance under, Section 548 of the United States Bankruptcy Code or any applicable provision of comparable state law, the liability of such Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to avoidance under such law.

     14.6 Contribution Among Guarantors. The Guarantors desire to allocate among themselves, in a fair and equitable manner, their rights of contribution from each other when any payment is made by one of the Guarantors under this Guaranty. Accordingly, if any payment is made by a Guarantor under this Guaranty (a "Funding Guarantor") that exceeds its Fair Share, the Funding Guarantor shall be entitled to a contribution from each other Guarantor in the amount of such other Guarantor's Fair Share Shortfall, so that all such contributions shall cause each Guarantor's Aggregate Payments to equal its Fair Share. For these purposes:

           (a) "Fair Share" means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount of such Guarantor to (y) the aggregate Adjusted Maximum Amounts of all Guarantors, multiplied by (ii) the aggregate amount paid on or before such date by all Funding Guarantors under this Guaranty.

           (b) "Fair Share Shortfall" means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor.

           (c) "Adjusted Maximum Amount" means, with respect to a Guarantor as of any date of determination, the maximum aggregate amount of the liability of such Guarantor under this Guaranty, limited to the extent required under Section
14.5 (except that, for purposes solely of this calculation, any assets or liabilities arising by virtue of any rights to or obligations of contribution under this Section 14.6 shall not be counted as assets or liabilities of such Guarantor).

           (d) "Aggregate Payments" means, with respect to a Guarantor as of any date of determination, the aggregate net amount of all payments made on or before such date by such Guarantor under this Guaranty (including, without limitation, under this Section 14.6).

The amounts payable as contributions hereunder shall be determined by the Funding Guarantor as of the date on which the related payment or distribution is made by the Funding Guarantor, and such determination shall be binding on the other Guarantors absent manifest error. The allocation and right of contribution among the Guarantors set forth in this Section 14.6 shall not be construed to limit in any way the liability of any Guarantor under this Guaranty.

     14.7 Future Guarantors. Any other Person who may hereafter become a Subsidiary of any Credit Party may and shall become a Guarantor under this Agreement and become bound by the terms and conditions hereof by executing and delivering an Instrument of Joinder.

     14.8 Joint and Several Obligation. This Guaranty and all liabilities of each Guarantor hereunder shall be the joint and several obligation of each Guarantor and may be freely enforced against each Guarantor, for the full amount of the Liabilities (subject to Section 14.6), without regard to whether enforcement is sought or available against any other Guarantor.

     14.9 No Waiver. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Agent and the Lenders except as expressly set forth in a writing duly signed and delivered on their behalf.

     14.10 Representations and Warranties. Each Guarantor hereby expressly reaffirms each representation and warranty made in this Agreement with respect to such Guarantor and its property.

XV.   REGARDING THE AGENT.

     15.1 Appointment. Each Lender hereby designates PNC to act as the Agent for such Lender under this Agreement and the Other Documents. Each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and the Agent shall hold all Collateral, payments of principal and interest, fees (except the fees set forth in Sections 3.3 and 3.4 and the Fee Letter), charges and collections (without giving effect to any collection days) received pursuant to this Agreement, for the ratable benefit of Lenders. The Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement (including without limitation, collection of the Note) the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding; provided, however, that the Agent shall not be required to take any action which exposes the Agent to liability or which is contrary to this Agreement or the Other Documents or applicable law unless the Agent is furnished with an indemnification reasonably acceptable to the Agent in its sole discretion with respect thereto.

     15.2 Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Other Documents. Neither the Agent nor any of its officers, directors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct, or (ii) responsible in any manner for any recitals, statements, representations or warranties made by the Credit Parties or any officer thereof contained in this Agreement, or in any of the Other Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, due execution, enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of any Credit Party to perform its obligations hereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of any Credit Party. The duties of the Agent as respects the Advances to Borrower shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein.

     15.3 Lack of Reliance on the Agent and Resignation. Independently and without reliance upon the Agent or any other Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Credit Parties. The Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by the Credit Parties pursuant to the terms hereof. The Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Other Documents, or of the financial condition of the Credit Parties, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Note, the Other Documents or the financial condition of the Credit Parties, or the existence of any Event of Default or any Default.

     The Agent may resign on sixty (60) days' written notice to each of Lenders and Borrower and upon such resignation, the Required Lenders will promptly designate a successor the Agent reasonably satisfactory to Borrower, provided that Borrower's satisfaction need not be sought if at the time such successor the Agent is designated there exists an Event of Default.

     Any such successor the Agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor Agent effective upon its appointment, and the former the Agent's rights, powers and duties as the Agent shall be terminated, without any other or further act or deed on the part of such former the Agent. After any Agent's resignation as Agent, the provisions of this Article XV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

     15.4 Certain Rights of the Agent. If the Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Documents, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Lenders; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against the Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

     15.5 Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Other Documents and its duties hereunder, upon advice of counsel selected by it. The Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care.

     15.6 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Other Documents, unless the Agent has received notice from a Lender or a Credit Party referring to this Agreement or the Other Documents, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders.

     15.7 Indemnification. To the extent the Agent is not reimbursed and indemnified by the Credit Parties, each Lender will reimburse and indemnify the Agent in proportion to its respective portion of the Advances (or, if no Advances are outstanding, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Documents; provided that, Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross (not mere) negligence or willful misconduct.

      15.8 The Agent in its Individual Capacity. With respect to the obligation of the Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as the Agent specified herein; and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender. The Agent may engage in business with the Credit Parties (and any of them) as if it were not performing the duties specified herein, and may accept fees and other consideration from the Credit Parties for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

      15.9 Delivery of Documents. To the extent the Agent receives financial statements required under Sections 9.7, 9.8, 9.9, 9.11 and 9.12 or monthly borrowing base certificates required under Section 9.2 from the Credit Parties pursuant to the terms of this Agreement, the Agent will promptly furnish such documents and information to Lenders.

      15.10 Credit Parties' Undertaking to the Agent. Without prejudice to its obligations to Lenders under the other provisions of this Agreement, each Credit Party hereby undertakes with the Agent to pay to the Agent from time to time on demand all amounts from time to time due and payable by it for the account of the Agent or Lenders or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy the relevant Credit Party's obligations to make payments for the account of Lenders or the relevant one or more of them pursuant to this Agreement.

      15.11 The Documentation Agent. The Lender identified as the "Documentation Agent" herein shall not have any right, power, obligation, liability, responsibility or duty under this Agreement (or any other Loan Document) other than those applicable to it in its capacity as Lender. Without limiting the foregoing, the Lender so identified as the "Documentation Agent" shall not have or be deemed to have any fiduciary relationship with any other Lender by virtue of acting as Documentation Agent. Each Lender acknowledges that it has not relied, and will not rely, on the Lender so identified as the "Documentation Agent" in deciding to enter into this Agreement and each Other Document to which it is a party or in taking or not taking action hereunder or thereunder.

XVI.  MISCELLANEOUS.

      16.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against any Credit Party or any Guarantor with respect to any of the Obligations, this Agreement, the Other Documents or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, each Credit Party and Guarantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Credit Party and Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to such Credit Party and Guarantor at its address set forth in Section
16.7 and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of the Agent or any Lender to bring proceedings against any Credit Party or Guarantor in the courts of any other jurisdiction. Each Credit Party and each Guarantor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each Credit Party and each Guarantor waives the right to remove any judicial proceeding brought against it in any state court to any federal court. Any judicial proceeding by a Credit Party or Guarantor against the Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the County of New York, State of New York.

      16.2 Entire Understanding. (a) This Agreement and the documents executed concurrently herewith contain the entire understanding between the Credit Parties, the Guarantors, the Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by the Credit Parties', the Guarantors', the Agent's and each Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Each Credit Party and each Guarantor acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

            (b) The Required Lenders, the Agent with the consent in writing of the Required Lenders, and the Credit Parties and Guarantors may, subject to the provisions of this Section 16.2(b), from time to time enter into written supplemental agreements to this Agreement or the Other Documents executed by the applicable Credit Party or Credit Parties and the applicable Guarantor or Guarantors, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, the Agent, the Credit Parties and the Guarantors thereunder or the conditions, provisions or terms thereof of waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall, without the consent of all Lenders:

                 (i) increase the Commitment Percentage, the maximum dollar commitment of any Lender or the Maximum Revolving Advance Amount.

                 (ii) extend the maturity of any Note or the due date for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by Borrower to Lenders pursuant to this Agreement.

                 (iii) alter the definition of the term Required Lenders or alter, amend or modify this Section 16.2(b).

                 (iv) release any Collateral during any calendar year (other than in accordance with the provisions of this Agreement) having an aggregate value in excess of $1,000,000.

                 (v)    change the rights and duties of the Agent.

                 (vi) permit any Revolving Advance to be made if after giving effect thereto the total of Revolving Advances outstanding hereunder would exceed the Formula Amount for more than thirty (30) consecutive Business Days or exceed one hundred and five percent (105%) of the Formula Amount or the Maximum Revolving Advance Amount.

                 (vii) increase the Advance Rates or Equipment Availability Sublimit or Inventory Availability Sublimit above the Advance Rates, Equipment Availability Sublimit or Inventory Availability Sublimit, as applicable, in effect on the Closing Date.

                 (viii) modify the definition of Eligible Equipment, Eligible Inventory or Eligible Receivables.

                 (ix)   release any Guarantor.

                 (x)    decrease the amount the of the reserve required by
Section 2.1(a)(v) hereof or reduce or terminate the capital call agreement set forth in Section 8.1(kk).

                 (xi) modify Section 4.14 so as to make less stringent the insurance coverage requirements therein.

                 (xii) modify so as to make less stringent the valuation requirements with respect to Collateral contained herein, including without limitation Sections 4.19 or 420.

Such supplemental agreement shall apply equally to each Lender and shall be binding upon the Credit Parties, Guarantors Lenders and the Agent and all future holders of the Obligations. In the case of any waiver, the Credit Parties, the Guarantors, the Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

      In the event that the Agent requests the consent of a Lender pursuant to this Section 16.2 and such consent is denied, then PNC may, at its option, require such Lender to assign its interest in the Advances to PNC or to another Lender or to any other Person designated by the Agent (the "Designated Lender"), for a price equal to then outstanding principal amount thereof plus accrued and unpaid interest and fees due such Lender, which interest and fees shall be paid when collected from Borrower and/or the other Credit Parties. In the event PNC elects to require any Lender to assign its interest to PNC or to the Designated Lender, PNC will so notify such Lender in writing within forty-five (45) days following such Lender's denial, and such Lender will assign its interest to PNC or the Designated Lender no later than five (5) days following receipt of such notice pursuant to a Commitment Transfer Supplement executed by such Lender, PNC or the Designated Lender, as appropriate, and the Agent.

      Notwithstanding (a) the existence of a Default or an Event of Default, (b) that any of the other applicable conditions precedent set forth in Section 8.2 hereof have not been satisfied or (c) any other provision of this Agreement, the Agent may at its discretion and without the consent of the Required Lenders, voluntarily permit the outstanding Revolving Advances at any time to exceed an amount equal to (i) the Formula Amount minus (ii) the amount of minimum Undrawn Availability required by Section 6.2 hereof at such time (such sum, the "Overadvance Threshold Amount") provided that in no event shall amount be in excess of the Maximum Revolving Advance Amount by up to five percent (5%) of the Overadvance Threshold Amount for up to thirty (30) consecutive Business Days (the "Out-of-Formula Loans"). If the Agent is willing in its sole and absolute discretion to make such Out-of-Formula Loans, such Out-of-Formula Loans shall be payable on demand and shall bear interest at the Default Rate; provided that, if Lenders do make Out-of-Formula Loans, neither the Agent nor Lenders shall be deemed thereby to have changed the limits of Section 2.1(a). For purposes of this Section 16.2, the discretion granted to the Agent hereunder shall not preclude involuntary overadvances that may result from time to time due to the fact that the Overadvance Threshold Amount was unintentionally exceeded for any reason, including, but not limited to, Collateral previously deemed to be "Eligible Receivables," "Eligible Equipment" or "Eligible Inventory" as applicable, becomes ineligible, collections of Receivables applied to reduce outstanding Revolving Advances are thereafter returned for insufficient funds or overadvances are made to protect or preserve the Collateral. In the event the Agent involuntarily permits the outstanding Revolving Advances to exceed the or Overadvance Threshold Amount by more than five percent (5%), the Agent shall use its efforts to have Borrower decrease such excess in as expeditious a manner as is practicable under the circumstances and not inconsistent with the reason for such excess. Revolving Advances made after the Agent has determined the existence of involuntary overadvances shall be deemed to be involuntary overadvances and shall be decreased in accordance with the preceding sentence.

      In addition to (and not in substitution of) the discretionary Revolving Advances permitted above in this Section 16.2, the Agent is hereby authorized by Borrower, the Guarantors and the Lenders, from time to time in the Agent's sole discretion, (A) after the occurrence and during the continuation of a Default or an Event of Default, or (B) at any time that any of the other applicable conditions precedent set forth in Section 8.2 hereof have not been satisfied, to make Revolving Advances to Borrower on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (a) to preserve or protect the Collateral, or any portion thereof, (b) to enhance the likelihood of, or maximize the amount of, repayment of the Advances and other Obligations, or (c) to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement; provided, that at any time after giving effect to any such Revolving Advances the outstanding Revolving Advances do not exceed one hundred and five percent (105%) of the Formula Amount.

      16.3  Successors and Assigns; Participations; New Lenders.

            (a) This Agreement shall be binding upon and inure to the benefit of each Credit Party, each Guarantor, the Agent, each Lender, all future holders of the Obligations and their respective successors and assigns, except that no Credit Party or Guarantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Lender.

            (b) The Credit Parties and Guarantors acknowledge that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "Transferee"). Each Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof provided that Borrower shall not be required to pay to any Transferee more than the amount which it would have been required to pay to Lender which granted an interest in its Advances or other Obligations payable hereunder to such Transferee had such Lender retained such interest in the Advances hereunder or other Obligations payable hereunder and in no event shall Borrower be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Transferee.

            (c) Any Lender may with the consent of the Agent which shall not be unreasonably withheld or delayed sell, assign or transfer all or any part of its rights under this Agreement and the Other Documents to one or more additional banks or financial institutions and one or more additional banks or financial institutions may commit to make Advances hereunder (each a "Purchasing Lender"), in minimum amounts of not less than $10,000,000, pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and the Agent and delivered to the Agent for recording Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Each Credit Party hereby consents to the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Each Credit Party shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing. Notwithstanding anything herein to the contrary GE Capital Public Finance, Inc. shall be permitted to transfer its rights and obligations to GECPAC Investment I Inc. without consent of Agent and such transfer shall not be subject to the provisions of this clause (c).

            (d) The Agent shall maintain at its address a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of each Lender and the outstanding principal, accrued and unpaid interest and other fees due hereunder. The entries in the Register shall be conclusive, in the absence of manifest error, and each Credit Party, the Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. The Agent shall receive a fee in the amount of $3,500 payable by the applicable Purchasing Lender upon the effective date of each transfer or assignment to such Purchasing Lender.

            (e)  Each Credit Party and each Guarantor authorizes each
Lender to disclose to any Transferee or Purchasing Lender and any prospective Transferee or Purchasing Lender any and all financial information in such Lender's possession concerning the Credit Parties and Guarantors which has been delivered to such Lender by or on behalf of any Credit Party or Guarantor pursuant to this Agreement or in connection with such Lender's credit evaluation of the Credit Parties or Guarantors.

      16.4 Changes of Terms to Facilitate Syndication. Each Credit Party and Guarantor acknowledges that the Agent intends to syndicate the facilities established under this Agreement and that it is possible that, due to various factors, including without limitation market factors associated with the transaction, interest rate margins applicable to the transactions, the amount of the facility or closing fees, the financial or other condition of Borrower or other unforeseen circumstances, the Agent may have difficulty syndicating such facilities. In such event, the Agent shall be entitled, if determined to be necessary by the Agent and after consultation with Borrower, to change the pricing, structure or other terms of the facilities or any of the loan documents executed in connection therewith; provided that in no event shall the interest rate be increased by more than 0.25 percentage points nor shall the total fees be increased by more than 0.25 percentage points, and provided further that the Total Commitment Amount shall not be changed. Any increases in fees or interest rates shall apply to all Lenders whether or not such Lender was a party to this Agreement at Closing.

      16.5 Application of Payments. The Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations. To the extent that any Credit Party or Guarantor makes a payment or the Agent or any Lender receives any payment or proceeds of the Collateral for the Credit Parties' benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by the Agent or such Lender.

      16.6 Indemnity. The Credit Parties, jointly and severally, shall indemnify the Agent, each Lender and each of their respective officers, directors, Affiliates, attorneys, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Agent or any Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents, whether or not the Agent or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the party being indemnified.

      16.7 Notice. Any notice or request hereunder may be given to any Credit Party or Guarantor or to the Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice, request, demand, direction or other communication (for purposes of this Section 16.7 only, a "Notice") to be given to or made upon any party hereto under any provision of this Loan Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission, including, but not limited to, an email, or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 16.7) in accordance with this Section 16.7. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Section 16.7 hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 16.7. Any Notice shall be effective:

            (a)  In the case of hand-delivery, when delivered;

            (b) If given by mail, four (4) days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

            (c) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

            (d) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

            (e)  In the case of electronic transmission, when actually received;

            (f) In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 16.7; and

            (g) If given by any other means (including by overnight courier), when actually received.

      Any Lender giving a Notice to a Credit Party shall concurrently send a copy thereof to the Agent, and the Agent shall promptly notify the other Lenders of its receipt of such Notice.

                 (i)   If to the Agent or PNC at:
                                            PNC Bank, National Association
                                            2 North Lake Avenue, Suite 440
                                            Pasadena, California 91101
                                            Attention:  Larry Weinstein
                                            Phone: 626-432-6114
                                            Facsimile:  626-432-4589

                                      and

                                            PNC Bank, National Association
                                            Agency Services
                                            249 Fifth Avenue
                                            Pittsburgh, Pennsylvania 15222
                                            Attention: Lisa Pierce
                                            Telephone: 412-762-6442
                                            Facsimile: 412-762-8672

                       with a copy to:      Manatt, Phelps & Phillips, LLP
                                            11355 Olympic Boulevard
                                            Los Angeles, California 90064
                                            Attention: Harold P. Reichwald, Esq.
                                            Telephone:  (310) 312-4000
                                            Facsimile:  (310) 312-4224

                 (ii) If to a Lender other than the Agent, as specified on the signature pages hereof.

                 (iii) If to any Credit Party:
                                            Evergreen International Aviation,
                                            Inc. 3850 Three Mile Lane
                                            McMinnville, Oregon  92178
                                            Attention: Mr. Michael Barr
                                            Facsimile: (503) 472-1048

                       If to 1986 Trust:    c/o Wilmington Trust Company
                                            1100 North Market Street
                                            Wilmington, DE 19899
                                            Telephone:  302-636-6019
                                            Facsimile:  302-636-4140

                       with a copy to:    Skadden, Arps, Slate, Meagher & Flom,
                                            LLP Four Times Square
                                            New York, N.Y. 10036
                                            Attention: Jay Goffman, Esq.
                                            Facsimile: (212)735-2000

      16.8 Survival. The obligations of the Credit Parties under Sections 2.3(f), 3.7, 3.8, 3.9, 3.10, 4.22(h), 15.7 and 16.6 shall survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

      16.9 Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

      16.10 Expenses. All costs and expenses including, without limitation, reasonable attorneys' fees (including the allocated costs of in house counsel) and disbursements incurred by the Agent on its behalf or on behalf of Lenders and Lenders (a) in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) in instituting, maintaining, preserving, enforcing and foreclosing on the Agent's security interest in or Lien on any of the Collateral, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to the Agent's or any Lender's transactions with any Credit Party, or (e) in connection with any advice given to the Agent or any Lender with respect to its rights and obligations under this Agreement and all related agreements, may be charged to Borrower's Account and shall be part of the Obligations.

      16.11 Injunctive Relief. Each Credit Party acknowledges that, in the event that any of the Credit Parties fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lenders; therefore, the Agent, if the Agent so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

      16.12 Consequential Damages. Neither the Agent nor any Lender, nor any agent or attorney for any of them, shall be liable to any Credit Party for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

      16.13 Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

      16.14 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

      16.15 Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

      16.16 Confidentiality; Sharing Information. (a) The Agent, each Lender and each Transferee shall hold all non-public information obtained by the Agent, such Lender or such Transferee pursuant to the requirements of this Agreement in accordance with the Agent's, such Lender's and such Transferee's customary procedures for handling confidential information of this nature; provided, however, the Agent, each Lender and each Transferee may disclose such confidential information (a) to its examiners, affiliates, outside auditors, counsel and other professional advisors, (b) to the Agent, any Lender or to any prospective Transferees and Purchasing Lenders that agree in writing to be bound by this Section 16.16, and (c) as required or requested by any Governmental Body or representative thereof or pursuant to legal process; provided, further that
(i) unless specifically prohibited by applicable law or court order, the Agent, each Lender and each Transferee shall use its best efforts prior to disclosure thereof, to notify Borrower of the applicable request for disclosure of such non-public information (A) by a Governmental Body or representative thereof (other than any such request in connection with an examination of the financial condition of a Lender or a Transferee by such Governmental Body) or (B) pursuant to legal process and (ii) in no event shall the Agent, any Lender or any Transferee be obligated to return any materials furnished by any Credit Party other than those documents and instruments in possession of the Agent or any Lender in order to perfect its Lien on the Collateral once the Obligations have been paid in full and this Agreement has been terminated. Notwithstanding the foregoing, the parties (and each employee, representative, or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of the transaction, provided, however, that no party (and no employee, representative, or other agent thereof) shall disclose any other information that is not relevant to understanding the tax treatment and tax structure of the transaction (including the identity of any party and any information that could lead another to determine the identity of any party), or any other information to the extent that such disclosure could result in a violation of any federal or state securities law.

            (b) Each Credit Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Credit Party or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each Credit Party hereby authorizes each Lender to share any information delivered to such Lender by such Credit Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate of such Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such information shall be bound by the provisions of this
Section 16.16 as if it were a Lender hereunder. Such authorization shall survive the repayment of the other Obligations and the termination of the Loan Agreement.

      16.17 Publicity. Each Credit Party and each Lender hereby authorizes the Agent to make appropriate announcements of the financial arrangement entered into among the Credit Parties, the Agent and Lenders, including, without limitation, announcements which are commonly known as tombstones, in such publications and to such selected parties as the Agent shall in its sole and absolute discretion deem appropriate.

      16.18 Liability of Wilmington Trust. Notwithstanding anything contained herein or in any other Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee (the "Owner Trustee"), under the Second Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of September 29, 1995, between 747, Inc., Delford M. Smith, and King Christian, Inc. and Wilmington Trust Company, as amended, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust Estate (as defined in the Trust Agreement) and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Agreement or the other related documents.

      Each of the parties has signed this Agreement as of the day and year first above written.

Borrower:
---------

                                        EVERGREEN INTERNATIONAL AVIATION, INC.


ATTEST:
                                        By: /s/ John A. Irwin
                                           -------------------------------------
 /s/ Gwenna Wootress                    Name: John A. Irwin
----------------------------------           -----------------------------------
     Gwenna Wootress                    Title: Treasurer
   Corporate Secretary                        ----------------------------------

      Each of the parties has signed this Agreement as of the day and year first above written.


                                        PNC BANK, NATIONAL ASSOCIATION
                                        as Lender and as the Agent


                                        By: /s/ Allan DeCouzman
                                           -------------------------------------
                                        Name: Allan DeCouzman
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                              PNC Bank, National Association
                                              [address]

                                              Attention:
                                              Facsimile:

                                        Commitment Percentage:  ____%


                                        GE CAPITAL PUBLIC FINANCE, INC.
                                        as Documentation Agent


                                        By: /s/ Walter Schoultz
                                           -------------------------------------
                                        Name: Walter Schoultz
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------
                                        Address: 500 West Monroe St.
                                                 Chicago, IL 6066?
                                                --------------------------------


                                        Commitment Percentage:  25%

      Each of the parties has signed this Agreement as of the day and year first above written.


                                        EVERGREEN INTERNATIONAL AIRLINES, INC.

                                        By: /s/ John A. Irwin
                                           -------------------------------------
                                        Name: John A. Irwin
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------
                                        Address: 3850 Three Mile Lane,
                                                 McMinnville, OR 97128
                                                --------------------------------


                                        EVERGREEN AVIATION GROUND LOGISTICS
                                        ENTERPRISES, INC.


                                        By: /s/ John A. Irwin
                                           -------------------------------------
                                        Name: John A. Irwin
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------
                                        Address: 3850 Three Mile Lane
                                                 McMinnville, OR 97128
                                                --------------------------------


                                        EVERGREEN HELICOPTERS, INC.


                                        By: /s/ John A. Irwin
                                           -------------------------------------
                                        Name: John A. Irwin
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------
                                        Address: 3850 Three Mile Lane
                                                 McMinnville, OR 97128
                                                --------------------------------

      Each of the parties has signed this Agreement as of the day and year first above written.


                                        EVERGREEN AIR CENTER, INC.


                                        By: /s/ Gwenna R. Wootress
                                           -------------------------------------
                                        Name: Gwenna R. Wootress
                                             -----------------------------------
                                        Title: Corporate Secretary
                                              ----------------------------------
                                        Address: 3850 Three Mile Lane,
                                                 McMinnville, OR 97128
                                                --------------------------------


                                        EVERGREEN AIRCRAFT SALES AND LEASING CO.


                                        By: /s/ John A. Irwin
                                           -------------------------------------
                                        Name: John A. Irwin
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------
                                        Address: 3850 Three Mile Lane
                                                 McMinnville, OR 97128
                                                --------------------------------


                                        EVERGREEN HELICOPTERS INTERNATIONAL,
                                        INC.


                                        By: /s/ John A. Irwin
                                           -------------------------------------
                                        Name: John A. Irwin
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------
                                        Address: 3850 Three Mile Lane
                                                 McMinnville, OR 97128
                                                --------------------------------

      Each of the parties has signed this Agreement as of the day and year first above written.


                                        EVERGREEN EQUITY, INC.


                                        By: /s/ John A. Irwin
                                           -------------------------------------
                                        Name: John A. Irwin
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------
                                        Address: 3850 Three Mile Lane
                                                 McMinnville, OR 97128
                                                --------------------------------


                                        EVERGREEN HELICOPTERS OF ALASKA, INC.


                                        By: /s/ John A. Irwin
                                           -------------------------------------
                                        Name: John A. Irwin
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------
                                        Address: 3850 Three Mile Lane
                                                 McMinnville, OR 97128
                                                --------------------------------


                                        BOOMER AIR, INC.

                                        By: /s/ John A. Irwin
                                           -------------------------------------
                                        Name: John A. Irwin
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------
                                        Address: 3850 Three Mile Lane
                                                 McMinnville, OR 97128
                                                --------------------------------


                                        EZ EXPRESS CORP.


                                        By: /s/ John A. Irwin
                                           -------------------------------------
                                        Name: John A. Irwin
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------
                                        Address: 3850 Three Mile Lane
                                                 McMinnville, OR 97128
                                                --------------------------------

      Each of the parties has signed this Agreement as of the day and year first above written.


                                        THE EVERGREEN AIRCRAFT TRUST


                                        By:  WELLS FARGO NORTHWEST, N.A.,
                                              not in its individual capacity
                                              but solely as the owner trustee
                                              of Evergreen Aircraft Trust

                                              By: /s/ Val T. Orton
                                                 -------------------------------
                                              Name: Val T. Orton
                                                   -----------------------------
                                              Title: Vice President
                                                    ----------------------------

      Each of the parties has signed this Agreement as of the day and year first above written.


                                        EVERGREEN HOLDINGS, INC.


                                        By: /s/ John A. Irwin
                                           -------------------------------------
                                        Name: John A. Irwin
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------
                                        Address: 3850 Three Mile Lane
                                                 McMinnville, OR 97128
                                                --------------------------------

      Each of the parties has signed this Agreement as of the day and year first above written.


                                        THE 1986 TRUST


                                        By:  WILMINGTON TRUST COMPANY,
                                              not in its individual capacity
                                              but solely as the owner trustee
                                              of the 1986 Trust

                                              By: /s/ David A. Vanaskey, Jr.
                                                 -------------------------------
                                              Name: David A. Vanaskey, Jr.
                                                   -----------------------------
                                              Title: Vice President
                                                    ----------------------------